UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act-file Number 811-04471

Value Line Core Bond Fund

(Exact name of registrant as specified in charter)

7 Times Square, Suite 1606, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2023

Date of reporting period: June 30, 2023

Item I. Reports to Stockholders.

(a)	A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/23 is included with this Form.

(b)	Not Applicable

Semi-Annual Report
June 30, 2023
(Unaudited)
Equity Funds
Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Mid Cap Focused Fund, Inc.
Investor Class (VLIFX)
Institutional Class (VLMIX)
Value Line Select Growth Fund, Inc.
Investor Class (VALSX)
Institutional Class (VILSX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
Allocation Funds
Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)
Value Line Capital Appreciation Fund, Inc.
Investor Class (VALIX)
Institutional Class (VLIIX)
Fixed Income Fund
Value Line Core Bond Fund
Investor Class (VAGIX)
Go Paperless
VLFunds.com/edelivery

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope this semiannual report finds you and your families safe and well.
As we continue through these challenging times, know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this semiannual report for Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2023.
During the semiannual period, most broad U.S. equity indices generated solidly positive absolute returns that outpaced the more muted, albeit still positive, absolute returns of most fixed income indices, impacted by a variety of economic and market factors discussed below. Notably, while all seven equity, hybrid and fixed income Funds also posted positive absolute returns during the semiannual reporting period, four of the seven outperformed their respective benchmark index on a relative basis. The reporting period was highlighted by several of the Value Line Funds being recognized for their long-term performance and/or attractive risk profiles.
•
Value Line Small Cap Opportunities Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended June 30, 2023 (small growth category), as measured by Morningtar.1 Additionally, the Fund earned an overall five-star rating from Morningstar2 in the small growth category among 560 funds as of June 30, 2023 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk Rating of Low and an overall Return Rating of Above Average.i
•
Value Line Mid Cap Focused Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended June 30, 2023 (mid-cap growth category), as measured by Morningstar,1 ranking in the top 18% of its peer category in each of those time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the mid-cap growth category among 519 funds as of June 30, 2023 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk Rating of Low and an overall Return Rating of High.ii
•
Value Line Select Growth Fund, Inc.* outpaced the category average return of its peers for the three-year and five-year periods ended June 30, 2023 (large growth category), as measured by Morningstar1. Additionally, the Fund earned an overall four-star rating from Morningstar2 in the large growth category among 1,117 funds as of June 30, 2023 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk Rating of Below Average.iii
•
Value Line Larger Companies Focused Fund, Inc.* outpaced the category average return of its peers for the one-year period ended June 30, 2023 (large growth category), as measured by Morningstar.1, iv
•
Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the one-, five- and ten-year periods ended June 30, 2023 (moderate allocation category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the moderate allocation category among 679 funds as of June 30, 2023 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of Above Average.v
•
Value Line Capital Appreciation Fund, Inc.* outpaced the category average return of its peers for the one-, five- and 10-year periods ended June 30, 2023 (moderate allocation category), as measured by Morningstar.1 Additionally, Morningstar gave the Fund an overall Return Rating of Above Average.vi
•
Value Line Core Bond Fund* was given an overall Risk Rating of Below Average by Morningstar.1, vii
On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the reporting period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2023, especially given the newsworthy events of the semiannual period. With meaningful trends and developments during the first half of 2023 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
During the six months ended June 30, 2023, the U.S. economy slowed but continued to grow despite widespread predictions of a recession. Annualized U.S. Gross Domestic Product (GDP) posted a growth rate of 2.0% for the first quarter of 2023. While cooling from 2.6% in the fourth quarter of 2022, this first quarter 2023 economic growth was well above economists’ expectations and reflected an upward revision to exports, consumer spending, state and local government spending and investment from housing businesses, such as landlords. The Federal Reserve Bank of Atlanta estimates U.S. GDP growth to be 2.3% for the second quarter of 2023; the Conference Board, a well-respected non-profit economic thinktank, forecasts U.S. GDP will expand 1.1% for the same timeframe—either way, in positive territory.

President’s Letter (unaudited) (continued)

The U.S. labor market remained strong, as the U.S. economy added nearly 1.7 million jobs in the first half of 2023, and the U.S. unemployment rate edged up from 3.5% in December 2022 to 3.6% in June 2023, still only slightly above the five-decade low of 3.4%. This was accompanied by wage growth. In June 2023, for the first time in 26 months, U.S. workers’ real weekly earnings (i.e. a week’s worth of wages adjusted for inflation) grew on an annualized basis. Meanwhile, inflation, as measured by the Consumer Price Index (CPI), fell from 6.5% year over year in December 2022 to 3.0% year over year in June 2023, the smallest 12-month increase since the period ending March 2021 but still above the U.S. Federal Reserve’s (Fed) target of 2%. The core PCI, which excludes food and energy, rose 4.8% over the last 12 months. Energy prices actually fell significantly, with the energy index decreasing 16.7% for the 12 months ended June 2023, but the food index increased 5.7% over the same period.
This combination of a resilient labor market and sticky inflation levels prompted the Fed to continue to increase short-term interest rates through the first half of 2023 but to do so in smaller increments. The Fed hiked the targeted federal funds rate by 25 basis points three times during the first half of 2023, bringing it to a range of 5.00% to 5.25%, and then paused in June for the first time in more than a year, leaving rates unchanged to assess economic conditions before setting further policies. (A basis point is 1/100th of a percentage point.) However, Fed Chair Powell stated a strong majority of policymakers expected “two or more hikes” from that point—a sharpening of his language relative to “somewhat further” in his Congressional testimony given that same month. According to the Fed’s median dot plot projection, which shows the interest rate projections of the members of the Federal Open Market Committee, policymakers increased their estimate for the peak federal funds rate at the end of 2023 from 5.1% to 5.6%.
As the Fed raised interest rates, mortgage rates reached levels close to 7%, making it difficult for some buyers to afford a home. At the same time, a lack of ample inventory to satisfy buyer demand drove the median home price to more than $426,000 in June, posting just a 0.6% decline from the median sales price recorded the prior month and marking the slowest decline in home prices the housing market had seen in five months. Meanwhile, home prices hovered only 1.5% below the all-time high median sales price recorded in May 2022. Available homes on the market fell to an all-time low of approximately 1.3 million in June 2023, representing a 15% decline from the same period in 2022. New listings also plunged—to 450,000, a 30.6% decline from levels last year.
In the spring of 2023, two major developments drove some volatility within the U.S. economy and some concern for investors. The first was the regional bank crisis that emerged in March 2023. However, the failure of select banks in the U.S. and Europe appears to have been isolated, with contagion fears rather quickly subsided. While the crisis led to significant credit tightening, no systemic ramifications for the economy were apparent. The Fed, in its June 2023 statement, declared the “U.S. banking system is sound and resilient,” but acknowledged “[t]ighter credit conditions for households and businesses are likely to weigh on economic activity, hiring, and inflation.” The second was the then-looming U.S. debt ceiling deadline, which caused swings within the financial markets for a time but was settled, albeit at the eleventh hour, as expected, with the ultimately agreed-upon increase in the debt ceiling preventing the government from defaulting on its debt before early 2025. Geopolitical conditions—including the ongoing Russia/Ukraine war and heightened tensions between the U.S. and China—also drove some volatility but did not weigh on U.S. economic activity during the semiannual period as they had in 2022.
Equity Market Review
Following poor performance in 2022, U.S. equities, as measured by the S&P 500® Index3, returned 16.89% during the six months ended June 30, 2023, its best first-half showing since 2019 and second best since 1998. Gradually lower inflation readings, heightened expectations for a soft economic landing and consumer resilience supported the U.S. equity markets throughout the reporting period.
The S&P 500® Index enjoyed especially strong returns as the calendar year began in January 2023 based on hopes the Fed had largely finished raising interest rates. However, as the first quarter of 2023 progressed, persistent inflation along with stronger than expected labor market data fueled concerns the Fed would need to continue hiking interest rates after all. Additionally, fourth quarter 2022 corporate earnings reports generally disappointed. Also weighing on investor sentiment was the failure of several U.S. regional banks, as well as European bank Credit Suisse, in March, which drove fears that a banking crisis could emerge. However, these contagion worries rapidly ebbed, leading to a strong rally in the final week of March. During the second quarter of 2023, investor sentiment remained rather positive throughout, buoying the S&P 500® Index to its third consecutive quarterly gain. Investors responded favorably to the Fed slowing its pace of interest rate hikes in response to cooling inflation. Investors were further encouraged by economic growth and first quarter 2023 corporate earnings, which slowed but still came in better than generally expected. Excitement around artificial intelligence also emerged, which drove select mega-cap technology stocks to soar, accounting for much of the S&P 500® Index rally during the quarter.
In the S&P 500® Index, eight of the 11 sectors generated positive absolute total returns during the semiannual period. In another reversal from 2022, information technology, communication services and consumer discretionary were the strongest performing sectors in the S&P 500® Index during the semiannual period. Conversely, utilities, energy and health care were weakest.
The U.S. equity markets generally outperformed the international equity markets during the semiannual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted six-month returns of 11.67% and 4.89%, respectively. As was the case for the U.S. equity markets, international equity markets, both developed and emerging, rose solidly on the back of softening global inflationary pressures, due in large part to energy prices falling globally; the slowing pace of central bank interest rate hikes; and receding concerns about a global recession—all despite

President’s Letter (unaudited) (continued)

banking pressures, albeit relatively short-lived, that arose in the U.S. and internationally. Additionally, China finally lifted its stringent zero-COVID policy, which increased global hopes around both the resolution of supply-chain disruptions as well as economic recovery driven by strong domestic consumption. Still, ongoing war between Russia and Ukraine and heightened geopolitical tensions between the U.S. and China, as well as worries around the then-looming U.S. debt ceiling, weighed on international equity markets through much of the semiannual period.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg US Aggregate Bond Index4, posted a return of 2.09% during the semiannual period, muted by rising interest rates, as persistently high inflation led to ongoing monetary policy tightening by the Fed. Bond prices fell and yields rose across the short- and intermediate-term segments of the yield curve, or spectrum of maturities, during the semiannual period, while the reverse was true at the longer-term end of the yield curve. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields increase and vice versa.)
For the semiannual period overall, the yield on the three-month U.S. Treasury bill rose approximately 101 basis points, while the yield on the two-year U.S. Treasury note increased approximately 46 basis points, and the yield on the five-year U.S. Treasury note rose approximately 14 basis points. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury note actually fell approximately seven basis points, and the yield on the 30-year U.S. Treasury bond fell approximately 12 basis points during the semiannual period. Yields rose in the short- and intermediate-term segments of the yield curve primarily in response to declining yet still persistently high inflation and the Fed’s series of three interest rate hikes during the first half of 2023 following its seven interest rate hikes 2022, as policymakers sought to contain that inflation. As investors hung on to worries about an economic slowdown in reaction to the interest rate hikes, the yield curve inversion seen in the last months of 2022 grew, meaning yields on shorter-term maturities moved increasingly higher than those on longer-term maturities. Historically, protracted yield curve inversions have preceded U.S. economic recessions.
Virtually all fixed income sectors recorded positive absolute returns during the semiannual period. However, on a relative basis, lower volatility sectors, such as U.S. Treasuries and securitized assets, including mortgage-backed securities, lagged. Riskier credit sectors, including high yield corporate bonds, investment grade corporate bonds and emerging markets debt performed more strongly, as investors appeared to be reaching for yield on the belief the current Fed tightening cycle would end and give way to interest rate cuts.
***
Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you would like additional information on these Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,

Mitchell Appel
President of the Value Line Funds
The opinions expressed herein are those of EULAV Asset Management and its investment team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Value Line Funds investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research.
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.

President’s Letter (unaudited) (continued)

The Value Line Funds are distributed by EULAV Securities LLC.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.
1
Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.
2
The Morningstar RatingTM for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.
i
For Value Line Small Cap Opportunities Fund, Inc.: Ranked by Morningstar in the 14th percentile for one-year (589 funds), 17th percentile for three-year (560 funds), 15th percentile for five-year (525 funds) and 22nd percentile for 10-year (390 funds) periods ended June 30, 2023. All in the Morningstar small growth category. Five-star rating for 5-year (525 funds), 10-year (390 funds) and overall (560 funds) periods ended June 30, 2023 and four-star rating for 3-year (560 funds) periods ended June 30, 2023. All in the Morningstar small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended June 30, 2023. Morningstar Return: Above Average for the 3-year, 5-year, 10-year and overall periods ended June 30, 2023.
ii
For Value Line Mid Cap Focused Fund, Inc.: Ranked by Morningstar in the 18th percentile for one-year (560 funds), 6th percentile for three-year (519 funds), 2nd percentile for five-year (486 funds) and 3rd percentile for ten-year (379 funds) periods ended June 30, 2023. All in the Morningstar mid-cap growth category. Five-star rating for 3-year (519 funds); 5-year (486 funds); 10-year (379 funds) and overall (519 funds) periods ended June 30, 2023. All in the Morningstar mid-cap growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended June 30, 2023. Morningstar Return: High for the 3-year, 5-year, 10-year and overall periods ended June 30, 2023.
iii
For Value Line Select Growth Fund, Inc.: Ranked by Morningstar in the 69th percentile for one-year (1219 funds), 37th percentile for three-year (1117 funds), 26th percentile for five-year (1032 funds) and 69th percentile for ten-year (791 funds) periods ended June 30, 2023. All in the Morningstar large growth category. Four-star rating for 3-year (1117 funds), 5-year (1032 funds) and overall (1117 funds) periods ended June 30, 2023; three-star rating for 10-year (791 funds) period ended June 30, 2023. All in the Morningstar large growth category. Morningstar Risk: Below Average for the 3-year, 5-year, 10-year and overall periods ended June 30, 2023.
iv
For Value Line Larger Companies Focused Fund, Inc: Ranked by Morningstar in the 13th percentile for one-year (1219 funds), 95th percentile for three-year (1117 funds), 93rd percentile for five-year (1032 funds) and 74th percentile for 10-year (791 funds) periods ended June 30, 2023. All in the Morningstar large growth category.
v
For Value Line Asset Allocation Fund, Inc.: Ranked by Morningstar in the 7th percentile for one-year (739 funds), 70th percentile for three-year (679 funds), 7th percentile for five-year (647 funds) and 8th percentile for 10-year (484 funds) periods ended June 30, 2023. All in the Morningstar moderate allocation category. Two-star rating for 3-year (679 funds) period ended June 30, 2023; five-star rating for 5-year (647 funds) and 10-year (484 funds) periods ended June 30, 2023; and four-star rating for overall (679 funds) period ended June 30, 2023. All in the moderate allocation category. Morningstar Return: Average for the 3-year period ended June 30, 2023; High for the 5-year and 10-year periods ended June 30, 2023; and Above Average for the overall period ended June 30, 2023.
vi
For Value Line Capital Appreciation Fund, Inc: Ranked by Morningstar in the 1st percentile for one-year (739 funds), 96th percentile for three-year (679 funds), 31st percentile for five-year (647 funds) and 6th percentile for 10-year (484 funds) periods ended June 30, 2023. All in the Morningstar moderate allocation category. Morningstar Return: Low for the 3-year period ended June 30, 2023; Above Average for the 5-year and overall periods ended June 30, 2023; and High for the 10-year period ended June 30, 2023.
vii
For Value Line Core Bond Fund: Morningstar Risk: Below Average for the 3-year, 5-year, 10-year and overall periods ended
June 30, 2023.

President’s Letter (unaudited) (continued)

3
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets in countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.
4
The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

Value Line Small Cap Opportunities Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Fund portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2023.
How did the Fund perform during the semiannual period?
The Fund’s Investor Class generated a total return of 14.96% during the six months ended June 30, 2023. This compares to the 8.09% return of the Fund’s benchmark, the Russell 2000® Index1, during the same reporting period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed the Russell 2000® Index on a relative basis during the six-month reporting period due both to effective stock selection and sector allocation.
Which equity market sectors most significantly affected Fund performance?
Effective stock selection in and having an underweighted exposure to financials, the weakest sector in the Russell 2000® Index during the semiannual period, contributed most positively to the Fund’s relative results. The Fund also benefited from strong individual stock selection in the health care and consumer discretionary sectors.
Only partially offsetting these positive contributors was the dampening effect of weak stock selection in the materials, consumer staples and communication services sectors.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most positively to the Fund’s relative results were SPS Commerce, a provider of cloud-based supply-chain management software to retailers, suppliers, third-party logistics providers and more; Churchill Downs, a horse racing and gaming company; and US Physical Therapy, an operator of outpatient physical and occupational therapy clinics. Each of these companies enjoyed a robust double-digit share price gain during the reporting period, in each case because of stronger than expected operating results.
Which stocks detracted significantly from the Fund’s performance during the semiannual period?
During the reporting period, among the stocks that detracted most from the Fund’s relative performance were positions in ExlServices Holdings, a data analytics and digital operation company; Exponent, an engineering and scientific consulting firm; and First Financial Bankshares, a regional bank. Each of these stocks posted a negative return, in each case because of weaker than expected operating results.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.
Did the Fund make any significant purchases or sales during the semiannual period?
Among the new Fund positions established during the reporting period were Emcor Group, a mechanical and electrical construction, industrial and energy infrastructure and building services firm; Federal Signal, a manufacturer and supplier of environmental solutions and safety & security systems for municipal, governmental, industrial and commercial customers; and Badger Meter, a water metering and flow solutions company. The qualities we seek in new investments include a favorable history of both earnings and stock price growth and strong recent operating performance.
Conversely, among those positions eliminated from the Fund’s portfolio during the reporting period were Rapid7, a cybersecurity company; Ziff Davis, a digital media and Internet company; and Calavo Growers, a consumer goods and farm products company. In each case, these positions were sold because we believed they were no longer delivering the consistent long-term earnings growth we seek.

Value Line Small Cap Opportunities Fund, Inc. (continued)

Were there any notable changes in the Fund’s sector weightings during the six-month period?
During the semiannual period, we shifted from an overweight allocation within the Fund to a rather neutral position relative to the Russell 2000® Index in the information technology sector.
How was the Fund positioned relative to its benchmark index at the end of June 2023?
As of June 30, 2023, the Fund was overweighted relative to the Russell 2000® Index in the industrials, materials and consumer discretionary sectors. The Fund was underweighted relative to the Russell 2000® Index in the health care, financials, communication services and utilities sectors and had a rather neutral exposure relative to the Russell 2000® Index in consumer staples and information technology on the same date. The Fund had no exposure to the energy or real estate sectors on June 30, 2023.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
1
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at June 30, 2023 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
SPS Commerce, Inc.	104,500	$20,070,270	4.4%
RLI Corp.	131,900	18,000,393	3.9%
Exponent, Inc.	163,700	15,276,484	3.3%
Churchill Downs, Inc.	102,272	14,233,194	3.1%
ExlService Holdings, Inc.	79,500	12,009,270	2.6%
AAON, Inc.	123,700	11,727,998	2.6%
RBC Bearings, Inc.	52,500	11,417,175	2.5%
J & J Snack Foods Corp.	69,900	11,069,364	2.4%
Woodward, Inc.	93,000	11,058,630	2.4%
Chemed Corp.	19,000	10,291,730	2.2%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at June 30, 2023 (unaudited) (continued)

Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2023)
	6 Mos	1 yr	5 Yrs	10 Yrs
Investor Class
Value Line Small Cap Opportunities Fund, Inc.	14.96%	20.02%	9.23%	10.81%
Russell 2000® Index***	8.09%	12.31%	4.21%	8.26%
	6 Mos	1 yr	5 Yrs		Since Inception 11/2/2015
Institutional Class
Value Line Small Cap Opportunities Fund, Inc.	15.09%	20.32%	9.50%		10.48%
Russell 2000® Index***	8.09%	12.31%	4.21%		7.72%
**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestment of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS 93.5%
CONSUMER DISCRETIONARY 12.0%
	APPAREL 1.8%
71,700	Crocs, Inc.(1)	$8,061,948
	AUTO PARTS & EQUIPMENT 0.5%
16,500	Visteon Corp.(1)	2,369,565
	ENGINEERING & CONSTRUCTION 1.4%
24,400	TopBuild Corp.(1)	6,490,888
	ENTERTAINMENT 3.1%
102,272	Churchill Downs, Inc.	14,233,194
	HOME BUILDERS 2.0%
20,800	Cavco Industries, Inc.(1)	6,136,000
24,000	LCI Industries	3,032,640
		9,168,640
	HOUSEHOLD PRODUCTS 0.6%
23,000	Helen of Troy Ltd.(1)(2)	2,484,460
	LEISURE TIME 0.6%
42,700	Planet Fitness, Inc. Class A(1)	2,879,688
	RETAIL 2.0%
41,600	Texas Roadhouse, Inc.	4,670,848
21,800	Wingstop, Inc.	4,363,488
		9,034,336
		54,722,719
CONSUMER STAPLES 2.7%
	FOOD 2.7%
69,900	J & J Snack Foods Corp.	11,069,364
5,600	Lancaster Colony Corp.	1,126,104
		12,195,468
FINANCIALS 9.7%
	BANKS 1.9%
206,496	First Financial Bankshares, Inc.	5,883,071
38,900	Walker & Dunlop, Inc.	3,076,601
		8,959,672
	DIVERSIFIED FINANCIALS 1.4%
104,422	Stifel Financial Corp.	6,230,861
	INSURANCE 6.4%
27,200	Primerica, Inc.	5,379,072
131,900	RLI Corp.	18,000,393
61,393	Selective Insurance Group, Inc.	5,890,658
		29,270,123
		44,460,656
HEALTHCARE 12.4%
	COMMERCIAL SERVICES 1.0%
40,651	AMN Healthcare Services, Inc.(1)	4,435,837
	HEALTHCARE PRODUCTS 4.7%
22,700	CONMED Corp.	3,084,703
20,300	iRhythm Technologies, Inc.(1)	2,117,696
220,462	Neogen Corp.(1)	4,795,048
56,200	Omnicell, Inc.(1)	4,140,254
18,100	Penumbra, Inc.(1)	6,227,486
5,574	STERIS PLC	1,254,039
		21,619,226
Shares		Value
COMMON STOCKS 93.5% (continued)
HEALTHCARE 12.4% (continued)
	HEALTHCARE SERVICES 6.7%
19,000	Chemed Corp.	$10,291,730
76,500	Ensign Group, Inc.	7,302,690
15,900	Medpace Holdings, Inc.(1)	3,818,703
77,800	US Physical Therapy, Inc.	9,444,142
		30,857,265
		56,912,328
INDUSTRIALS 37.7%
	AEROSPACE/DEFENSE 0.3%
33,200	Mercury Systems, Inc.(1)	1,148,388
	BUILDING MATERIALS 5.4%
123,700	AAON, Inc.	11,727,998
26,500	Lennox International, Inc.	8,640,855
64,000	Trex Co., Inc.(1)	4,195,840
		24,564,693
	COMMERCIAL SERVICES 4.5%
20,100	ASGN, Inc.(1)	1,520,163
36,200	FTI Consulting, Inc.(1)	6,885,240
198,800	Healthcare Services Group, Inc.	2,968,084
33,200	Insperity, Inc.	3,949,472
55,400	TriNet Group, Inc.(1)	5,261,338
		20,584,297
	COMPUTERS 3.7%
5,300	CACI International, Inc. Class A(1)	1,806,452
79,500	ExlService Holdings, Inc.(1)	12,009,270
35,900	MAXIMUS, Inc.	3,033,909
		16,849,631
	DISTRIBUTION/WHOLESALE 0.9%
25,000	SiteOne Landscape Supply, Inc.(1)	4,184,000
	ELECTRICAL EQUIPMENT 1.3%
55,100	EnerSys	5,979,452
	ELECTRONICS 2.4%
93,000	Woodward, Inc.	11,058,630
	ENGINEERING & CONSTRUCTION 6.3%
35,600	Comfort Systems USA, Inc.	5,845,520
42,600	EMCOR Group, Inc.	7,871,628
163,700	Exponent, Inc.	15,276,484
		28,993,632
	HAND/MACHINE TOOLS 0.5%
24,300	Franklin Electric Co., Inc.	2,500,470
	MACHINERY - DIVERSIFIED 4.4%
23,300	Applied Industrial Technologies, Inc.	3,374,539
13,500	Kadant, Inc.	2,998,350
37,600	Toro Co.	3,822,040
53,147	Watts Water Technologies, Inc. Class A	9,764,699
		19,959,628
	METAL FABRICATE/HARDWARE 2.5%
52,500	RBC Bearings, Inc.(1)	11,417,175
	MISCELLANEOUS MANUFACTURERS 2.5%
19,400	Carlisle Cos., Inc.	4,976,682
See Notes to Financial Statements.

June 30, 2023

Shares		Value
COMMON STOCKS 93.5% (continued)
INDUSTRIALS 37.7% (continued)
	MISCELLANEOUS MANUFACTURERS 2.5% (continued)
25,300	EnPro Industries, Inc.	$3,378,309
47,200	Federal Signal Corp.	3,022,216
		11,377,207
	RETAIL 0.4%
32,400	Rush Enterprises, Inc. Class A	1,967,976
	SOFTWARE 0.3%
15,700	Concentrix Corp.	1,267,775
	TEXTILES 0.6%
16,200	Unifirst Corp.	2,511,162
	TRANSPORTATION 1.4%
33,800	Landstar System, Inc.	6,507,852
	TRUCKING & LEASING 0.3%
11,500	GATX Corp.	1,480,510
		172,352,478
INFORMATION TECHNOLOGY 14.1%
	COMMERCIAL SERVICES 0.4%
36,600	Alarm.com Holdings, Inc.(1)	1,891,488
	COMPUTERS 0.9%
9,100	Insight Enterprises, Inc.(1)	1,331,694
21,700	Qualys, Inc.(1)	2,802,989
		4,134,683
	ELECTRICAL EQUIPMENT 0.6%
9,200	Littelfuse, Inc.	2,680,052
	ELECTRONICS 1.1%
12,700	Badger Meter, Inc.	1,874,012
16,000	Sanmina Corp.(1)	964,320
21,400	TD SYNNEX Corp.	2,011,600
		4,849,932
	INTERNET 2.2%
177,100	ePlus, Inc.(1)	9,970,730
	MISCELLANEOUS MANUFACTURERS 1.0%
35,700	Fabrinet(1)	4,636,716
	SOFTWARE 7.9%
54,700	Everbridge, Inc.(1)	1,471,430
83,900	Five9, Inc.(1)	6,917,555
104,500	SPS Commerce, Inc.(1)	20,070,270
76,400	Workiva, Inc.(1)	7,766,824
		36,226,079
		64,389,680
Shares		Value
COMMON STOCKS 93.5% (continued)
MATERIALS 4.5%
	CHEMICALS 2.0%
30,300	Balchem Corp.	$4,084,743
26,700	Quaker Chemical Corp.(2)	5,203,830
		9,288,573
	PACKAGING & CONTAINERS 2.5%
28,200	AptarGroup, Inc.	3,267,252
172,600	Silgan Holdings, Inc.	8,093,214
		11,360,466
		20,649,039
UTILITIES 0.4%
	WATER 0.4%
20,000	American States Water Co.	1,740,000
TOTAL COMMON STOCKS (Cost $220,237,473)		427,422,368
SHORT-TERM INVESTMENTS 6.6%
	MONEY MARKET FUNDS 6.6%
28,303,091	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.03%(3)	28,303,091
1,695,337	State Street Navigator Securities Lending Government Money Market Portfolio(4)	1,695,337
		29,998,428
TOTAL SHORT-TERM INVESTMENTS (Cost $29,998,428)		29,998,428
TOTAL INVESTMENTS IN SECURITIES 100.1% (Cost $250,235,901)		$457,420,796
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.1)%		(258,571)
NET ASSETS 100.0%		$457,162,225

(1)	Non-income producing.
(2)	A portion or all of the security was held on loan. As of June 30, 2023, the market value of the securities on loan was $1,669,487.
(3)	Rate reflects 7 day yield as of June 30, 2023.
(4)
Securities with an aggregate market value of $1,669,487
were out on loan in exchange for $1,695,337 of cash
collateral as of June 30, 2023. The collateral was invested
in a cash collateral reinvestment vehicle.

The following table summarizes the inputs used to value the Fund's investments in securities as of June 30, 2023 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$427,422,368	$—	$—	$427,422,368
Short-Term Investments	29,998,428	—	—	29,998,428
Total Investments in Securities	$457,420,796	$—	$—	$457,420,796

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2023.
How did the Fund perform during the semiannual period?
The Fund’s Investor Class generated a total return of 12.04% during the six months ended June 30, 2023. This compares to the 16.89% return of the Fund’s benchmark, the S&P 500® Index, during the same semiannual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
While the Fund delivered strong double-digit absolute returns, it underperformed the S&P 500® Index on a relative basis during the six-month reporting period primarily because mid-cap stocks lagged their large-cap counterparts during the reporting period, making the S&P 500® Index, a large-cap index, a difficult benchmark to outpace for this Fund.
Which equity market sectors most significantly affected Fund performance?
The Fund, given its mid-cap focus, did not own any of the mega-cap stocks that drove the strongest sector of the S&P 500® Index during the reporting period, namely information technology. Also detracting from the Fund’s relative results was its lack of exposure to communication services, which was the second-strongest sector in the S&P 500® Index during the semiannual period, similarly driven by mega-cap companies.
These detractors were partially offset by effective stock selection in the health care and industrials sectors, which contributed positively. Having no holdings in the two weakest sectors in the S&P 500® Index during the semiannual period—energy and utilities—further boosted the Fund’s relative results.
Which stocks detracted significantly from the Fund’s performance during the semiannual period?
During the semiannual period, the Fund’s relative results were hurt most by not having positions in the three biggest positive contributors to the S&P 500® Index—mega-cap information technology giants Apple, NVIDIA and Microsoft, which each rebounded robustly from their heavy losses in 2022.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most positively to the Fund’s relative results were Cadence Design Systems, an electronic design automation software and engineering services company, and TransDigm Group, a designer, producer and supplier of commercial and military aerospace components. Another strong contributor to the Fund’s results was Fair Isaac, also known as FICO, which provides credit scores, analytics software solutions and services, and risk management tools for businesses worldwide. Each of these three companies enjoyed a healthy double-digit share price gain during the semiannual period because of stronger than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semiannual period?
New positions added to the Fund’s portfolio during the semiannual period were West Pharmaceutical Services, which manufactures and markets pharmaceuticals, biologics, vaccines and consumer healthcare products; and Monolithic Power Systems, which engages in the design, development, marketing and sale of semiconductor-based power electronics solutions for the computing and storage, automotive, industrial, communications and consumer markets. In our view, each has established a consistent history of strong earnings growth and stock price growth.
No positions were eliminated from the Fund’s portfolio during the semiannual period. This focused Fund ended the semiannual period with 36 holdings in its portfolio as compared to 34 at the start of the calendar year.

Value Line Mid Cap Focused Fund, Inc. (continued)

Were there any notable changes in the Fund’s weightings during the six-month period?
We shifted during the semiannual period from having a rather neutral position relative to the S&P 500® Index in health care to an overweight position.
How was the Fund positioned relative to its benchmark index at the end of June 2023?
As of June 30, 2023, the Fund was overweighted relative to the S&P 500® Index in the information technology, industrials and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the consumer discretionary, financials, consumer staples and materials sectors and was rather neutrally weighted relative to the S&P 500® Index in the real estate sector on the same date. On June 30, 2023, the Fund held no positions at all in the energy, communication services or utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at June 30, 2023 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Gartner, Inc.	123,400	$43,228,254	5.0%
TransDigm Group, Inc.	48,100	43,009,577	5.0%
Pool Corp.	99,596	37,312,646	4.4%
Cadence Design Systems, Inc.	149,600	35,084,192	4.1%
W R Berkley Corp.	573,288	34,145,033	4.0%
STERIS PLC	146,000	32,847,080	3.8%
IQVIA Holdings, Inc.	145,000	32,591,650	3.8%
Fair Isaac Corp.	39,900	32,287,479	3.8%
Monolithic Power Systems, Inc.	55,311	29,880,662	3.5%
Teledyne Technologies, Inc.	72,200	29,682,142	3.5%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at June 30, 2023 (unaudited) (continued)

Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2023)
	6 Mos	1 Yr	5 Yrs	10 Yrs
Investor Class
Value Line Mid Cap Focused Fund, Inc.	12.04%	21.80%	14.30%	13.67%
S&P 500® Index***	16.89%	19.59%	12.31%	12.86%
	6 Mos	1 Yr	5 Yrs		Since Inception 8/14/2017
Institutional Class
Value Line Mid Cap Focused Fund, Inc.	12.18%	22.11%	14.58%		14.69%
S&P 500® Index***	16.89%	19.59%	12.31%		12.52%
**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the
United States.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS 93.4%
CONSUMER DISCRETIONARY 7.5%
	DISTRIBUTION/WHOLESALE 4.4%
99,596	Pool Corp.	$37,312,646
	ENTERTAINMENT 3.1%
191,490	Churchill Downs, Inc.	26,649,663
		63,962,309
CONSUMER STAPLES 1.1%
	FOOD 1.1%
59,800	J & J Snack Foods Corp.	9,469,928
FINANCIALS 10.0%
	INSURANCE 7.4%
241,291	American Financial Group, Inc.	28,653,424
573,288	W R Berkley Corp.	34,145,033
		62,798,457
	SOFTWARE 2.6%
32,800	Fiserv, Inc.(1)	4,137,720
66,708	Jack Henry & Associates, Inc.	11,162,250
15,000	MSCI, Inc.	7,039,350
		22,339,320
		85,137,777
HEALTHCARE 19.3%
	ELECTRONICS 2.1%
14,100	Mettler-Toledo International, Inc.(1)	18,494,124
	HEALTHCARE PRODUCTS 11.0%
17,200	Cooper Cos., Inc.	6,594,996
55,900	IDEXX Laboratories, Inc.(1)	28,074,657
146,000	STERIS PLC	32,847,080
68,516	West Pharmaceutical Services, Inc.	26,205,314
		93,722,047
	HEALTHCARE SERVICES 6.2%
37,700	Chemed Corp.	20,420,959
145,000	IQVIA Holdings, Inc.(1)	32,591,650
		53,012,609
		165,228,780
INDUSTRIALS 19.7%
	AEROSPACE/DEFENSE 8.2%
154,814	HEICO Corp.	27,392,789
48,100	TransDigm Group, Inc.	43,009,577
		70,402,366
	BUILDING MATERIALS 2.7%
69,800	Lennox International, Inc.	22,759,686
	COMMERCIAL SERVICES 4.5%
57,193	Cintas Corp.	28,429,496
231,049	Rollins, Inc.	9,895,829
		38,325,325
	ENGINEERING & CONSTRUCTION 1.8%
166,400	Exponent, Inc.	15,528,448
	ENVIRONMENTAL CONTROL 2.5%
151,750	Waste Connections, Inc.	21,689,628
		168,705,453
Shares		Value
COMMON STOCKS 93.4% (continued)
INFORMATION TECHNOLOGY 32.8%
	COMMERCIAL SERVICES 5.0%
123,400	Gartner, Inc.(1)	$43,228,254
	COMPUTERS 3.8%
190,210	CGI, Inc.(1)	20,053,840
53,960	EPAM Systems, Inc.(1)	12,127,510
		32,181,350
	MISCELLANEOUS MANUFACTURERS 3.5%
72,200	Teledyne Technologies, Inc.(1)	29,682,142
	SEMICONDUCTORS 3.5%
55,311	Monolithic Power Systems, Inc.	29,880,662
	SOFTWARE 13.2%
45,400	ANSYS, Inc.(1)	14,994,258
149,600	Cadence Design Systems, Inc.(1)	35,084,192
39,900	Fair Isaac Corp.(1)	32,287,479
19,400	Roper Technologies, Inc.	9,327,520
51,200	Tyler Technologies, Inc.(1)	21,323,264
		113,016,713
	TELECOMMUNICATIONS 3.8%
67,000	Motorola Solutions, Inc.	19,649,760
61,800	Nice Ltd. ADR(1)(2)	12,761,700
		32,411,460
		280,400,581
MATERIALS 1.4%
	PACKAGING & CONTAINERS 1.4%
100,700	AptarGroup, Inc.	11,667,102
REAL ESTATE 1.6%
	REITS 1.6%
202,300	Equity Lifestyle Properties, Inc. REIT	13,531,847
TOTAL COMMON STOCKS (Cost $575,607,195)		798,103,777
SHORT-TERM INVESTMENTS 5.6%
	MONEY MARKET FUNDS 5.6%
47,732,992	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.03%(3)	47,732,992
TOTAL SHORT-TERM INVESTMENTS (Cost $47,732,992)		47,732,992
TOTAL INVESTMENTS IN SECURITIES 99.0% (Cost $623,340,187)		$845,836,769
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES 1.0%		8,403,939
NET ASSETS 100.0%		$854,240,708

(1)	Non-income producing.
(2)	A portion or all of the security was held on loan. As of June 30, 2023, the market value of the securities on loan was $12,761,700.
(3)	Rate reflects 7 day yield as of June 30, 2023.

ADR	American Depositary Receipt.
REITs	Real Estate Investment Trusts.
See Notes to Financial Statements.

June 30, 2023

The following table summarizes the inputs used to value the Fund's investments in securities as of June 30, 2023 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$798,103,777	$—	$—	$798,103,777
Short-Term Investments	47,732,992	—	—	47,732,992
Total Investments in Securities	$845,836,769	$—	$—	$845,836,769

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Value Line Select Growth Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Select Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2023.
How did the Fund perform during the semiannual period?
The Fund’s Investor Class generated a total return of 16.70% during the six months ended June 30, 2023. This compares to the 16.89% return of the Fund’s benchmark, the S&P 500® Index, during the same semiannual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
While absolute returns were strongly positive, the Fund slightly underperformed the S&P 500® Index during the six-month reporting period, driven primarily by its position in cash, albeit modest, during a strong rally in the U.S. equity market. A combination of stock selection and sector allocation decisions overall contributed positively to the Fund’s relative results.
Which equity market sectors most significantly affected Fund performance?
The Fund was helped most during the semiannual period by effective stock selection in the financials and consumer staples sectors. Having no holdings in the two weakest sectors in the S&P 500® Index during the semiannual period—energy and utilities—further boosted the Fund’s relative results.
On the other hand, the Fund did not own any of the mega-cap stocks that drove the strongest sector of the S&P 500® Index during the reporting period, namely information technology, which hurt relative results. Also detracting from the Fund’s relative results was its lack of exposure to communication services and consumer discretionary, which were the second- and third-strongest sectors in the S&P 500® Index, respectively, during the semiannual period, similarly driven by mega-cap companies.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most positively to the Fund’s relative results were Salesforce, a cloud-based customer relationship management software company; TransDigm Group, a designer, producer and supplier of commercial and military aerospace components; and Cadence Design Systems, an electronic design automation software and engineering services company. Each of these companies enjoyed a healthy double-digit share price gain during the semiannual period, each helped by stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the semiannual period?
During the semiannual period, the Fund was hurt most by not having positions in the three biggest positive contributors to the S&P 500® Index—mega-cap information technology giants Apple, NVIDIA and Microsoft, which each rebounded robustly from their heavy losses in 2022.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semiannual period?
During the semiannual period, we established five new Fund positions on the basis of what we saw as their record of consistent, attractive long-term growth in both earnings and stock price. These new holdings included positions in Motorola Solutions, a data communications and telecommunications equipment provider; Zoetis, an animal health company; and Arthur J. Gallagher, an insurance and reinsurance brokerage, consulting and third-party property/casualty claims settlement and administration services provider to businesses and organizations.
Conversely, we eliminated the Fund’s position in financial technology services provider Fiserv because we believe it is no longer generating the consistent long-term growth we seek. The Fund had 32 holdings in its portfolio as of June 30, 2023, as compared to 28 at the start of the semiannual period.

Value Line Select Growth Fund, Inc. (continued)

Were there any notable changes in the Fund’s weightings during the six-month period?
There were no notable changes in the Fund’s weightings during the six-month period ended June 30, 2023.
How was the Fund positioned relative to its benchmark index at the end of June 2023?
As of June 30, 2023, the Fund was overweighted relative to the S&P 500® Index in the industrials, information technology, financials and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the consumer staples and materials sectors. The Fund had no allocations to the consumer discretionary, real estate, energy, communication services or utilities sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Select Growth Fund, Inc.
Portfolio Highlights at June 30, 2023 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Cintas Corp.	52,177	$25,936,143	6.7%
TransDigm Group, Inc.	24,957	22,315,801	5.8%
Accenture PLC	70,200	21,662,316	5.6%
Costco Wholesale Corp.	33,800	18,197,244	4.7%
Salesforce, Inc.	81,400	17,196,564	4.5%
S&P Global, Inc.	41,573	16,666,200	4.3%
MasterCard, Inc.	42,100	16,557,930	4.3%
Danaher Corp.	64,600	15,504,000	4.0%
Cadence Design Systems, Inc.	66,000	15,478,320	4.0%
Roper Technologies, Inc.	32,069	15,418,775	4.0%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Select Growth Fund, Inc.
Portfolio Highlights at June 30, 2023 (unaudited) (continued)

Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2023)
	6 Mos	1 Yr		5 Yrs	10 Yrs
Investor Class
Value Line Select Growth Fund, Inc.	16.70%	20.25%		13.13%	12.28%
S&P 500® Index***	16.89%	19.59%		12.31%	12.86%
	6 Mos	1 Yr	3 Yrs			Since Inception 5/1/2020
Institutional Class
Value Line Select Growth Fund, Inc.	16.86%	20.58%	11.97%			14.23%
S&P 500® Index***	16.89%	19.59%	14.60%			12.52%
**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the
United States.

Value Line Select Growth Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS 96.8%
CONSUMER STAPLES 4.7%
	RETAIL 4.7%
33,800	Costco Wholesale Corp.	$18,197,244
FINANCIALS 18.4%
	COMMERCIAL SERVICES 4.3%
41,573	S&P Global, Inc.	16,666,200
	DIVERSIFIED FINANCIALS 7.7%
116,889	Intercontinental Exchange, Inc.	13,217,808
42,100	MasterCard, Inc. Class A	16,557,930
		29,775,738
	INSURANCE 5.9%
18,000	Aon PLC Class A	6,213,600
12,400	Arthur J Gallagher & Co.	2,722,668
74,700	Marsh & McLennan Cos., Inc.	14,049,576
		22,985,844
	SOFTWARE 0.5%
4,000	MSCI, Inc.	1,877,160
		71,304,942
HEALTHCARE 15.3%
	ELECTRONICS 0.6%
1,700	Mettler-Toledo International, Inc.(1)	2,229,788
	HEALTHCARE PRODUCTS 12.6%
64,600	Danaher Corp.	15,504,000
23,400	IDEXX Laboratories, Inc.(1)	11,752,182
20,573	Stryker Corp.	6,276,617
29,400	Thermo Fisher Scientific, Inc.	15,339,450
		48,872,249
	PHARMACEUTICALS 2.1%
47,000	Zoetis, Inc.	8,093,870
		59,195,907
INDUSTRIALS 21.5%
	AEROSPACE/DEFENSE 5.8%
24,957	TransDigm Group, Inc.	22,315,801
	COMMERCIAL SERVICES 6.7%
52,177	Cintas Corp.	25,936,143
	ENVIRONMENTAL CONTROL 5.1%
81,800	Republic Services, Inc.	12,529,306
51,700	Waste Connections, Inc.	7,389,481
		19,918,787
	TRANSPORTATION 3.9%
72,800	Union Pacific Corp.	14,896,336
		83,067,067
Shares		Value
COMMON STOCKS 96.8% (continued)
INFORMATION TECHNOLOGY 36.1%
	COMPUTERS 6.8%
70,200	Accenture PLC Class A	$21,662,316
60,000	Fortinet, Inc.(1)	4,535,400
		26,197,716
	MISCELLANEOUS MANUFACTURERS 3.7%
34,800	Teledyne Technologies, Inc.(1)	14,306,628
	SOFTWARE 23.9%
18,000	Adobe, Inc.(1)	8,801,820
6,400	ANSYS, Inc.(1)	2,113,728
66,000	Cadence Design Systems, Inc.(1)	15,478,320
25,700	Intuit, Inc.	11,775,483
32,069	Roper Technologies, Inc.	15,418,775
81,400	Salesforce, Inc.(1)	17,196,564
23,639	ServiceNow, Inc.(1)	13,284,409
18,800	Synopsys, Inc.(1)	8,185,708
		92,254,807
	TELECOMMUNICATIONS 1.7%
23,000	Motorola Solutions, Inc.	6,745,440
		139,504,591
MATERIALS 0.8%
	CHEMICALS 0.8%
17,100	Ecolab, Inc.	3,192,399
TOTAL COMMON STOCKS (Cost $179,493,769)		374,462,150
SHORT-TERM INVESTMENTS 2.8%
	MONEY MARKET FUNDS 2.8%
10,898,297	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.03%(2)	10,898,297
TOTAL SHORT-TERM INVESTMENTS (Cost $10,898,297)		10,898,297
TOTAL INVESTMENTS IN SECURITIES 99.6% (Cost $190,392,066)		$385,360,447
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES 0.4%		1,420,432
NET ASSETS 100.0%		$386,780,879

(1)	Non-income producing.
(2)	Rate reflects 7 day yield as of June 30, 2023.
See Notes to Financial Statements.

June 30, 2023

The following table summarizes the inputs used to value the Fund's investments in securities as of June 30, 2023 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$374,462,150	$—	$—	$374,462,150
Short-Term Investments	10,898,297	—	—	10,898,297
Total Investments in Securities	$385,360,447	$—	$—	$385,360,447

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Value Line Larger Companies Focused Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the six months ended June 30, 2023.
How did the Fund perform during the semiannual period?
The Fund’s Investor Class generated a total return of 35.48% during the six months ended June 30, 2023. This compares to the 16.89% return of the Fund’s benchmark, the S&P 500® Index, during the same semiannual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed the S&P 500® Index on a relative basis during the six-month reporting period, attributable primarily to stock selection. Sector allocation overall also contributed positively. Further, the Fund was helped by its focus on growth companies and especially large-cap growth companies. Growth-oriented stocks significantly outperformed value-oriented stocks during the semiannual period, and large-cap growth-oriented stocks were the strongest segment of the U.S. equity market.
Which equity market sectors most significantly affected Fund performance?
Stock selection in health care, communication services and industrials contributed most positively to the Fund’s relative results. Having underweighted allocations to health care and industrials, which each underperformed the S&P 500® Index during the semiannual period, and an overweighted allocation to communication services, which was the second-best performing sector in the S&P 500® Index during the semiannual period, also helped.
Only partially offsetting these positive contributors was the Fund’s overweighted allocation to energy, the only sector to detract from the Fund’s performance during the semiannual period. Energy was the second-worst performing sector in the S&P 500® Index during the semiannual period.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most positively to the Fund’s relative results were ride share transportation company Uber Technologies, social media giant Meta Platforms and early stage cancer-focused molecular diagnostics company Exact Sciences.
Shares of Uber Technologies enjoyed a robust double-digit price gain during the semiannual period, driven by strong earnings performance and execution amid improving demand and driver supply as well as profitability across its ride and delivery segments. Meta Platforms saw a triple-digit share price gain during the semiannual period, driven by ongoing growth of Facebook and Instagram as well as investments in artificial intelligence. Its quarterly earnings results and outlook were better than consensus expected, including improving cost management. Exact Sciences’ shares experienced a double-digit rally, driven by strong fundamentals and execution, with market traction and demand driving revenue growth, scale and better margins.
Which stocks detracted significantly from the Fund’s performance during the semiannual period?
During the semiannual period, the stocks that detracted most from the Fund’s performance were information technology behemoth Apple, biotechnology company BioMarin Pharmaceutical and oil and gas exploration and production company Pioneer Natural Resources.
Shares of Apple experienced a strong double-digit gain during the semiannual period, but the Fund was underweighted its stock and so it proved a significant detractor from relative results. Apple’s performance was supported by what many considered to be attractive valuations and strong fundamentals, including revenue growth fueled by ongoing demand and improving supply. BioMarin Pharmaceutical saw a double-digit share price decline during the semiannual period, partially impacted by a delayed U.S. Food and Drug Administration review of its Roctavian gene therapy for adults with severe hemophilia. Shares of Pioneer Natural Resources declined moderately, largely affected by declining oil and gas prices.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

Value Line Larger Companies Focused Fund, Inc. (continued)

Did the Fund make any significant purchases or sales during the semiannual period?
We did not establish any new positions in the Fund during the semiannual period. We exited the Fund’s positions in cosmetics company Estee Lauder, oil and gas exploration and production company Devon Energy and financials institution Goldman Sachs. Our sale of Estee Lauder was prompted by what we saw as a less attractive growth outlook due to a slower than expected economic recovery in China as well as lackluster travel retail reflecting inventory destocking. Devon Energy faced a muted outlook in a relatively less attractive macroeconomic environment, including declining commodity prices. The sale of Goldman Sachs was driven by our view of increased risks within the financials sector and the institution’s exposure to the capital markets.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the semiannual period, the Fund’s weightings in the communication services, health care, industrials and consumer discretionary sectors increased, and its weightings in the energy, financials and information technology sectors decreased, in each case relative to the S&P 500® Index. We eliminated the Fund’s exposure to the consumer staples sector during the semiannual period.
How was the Fund positioned relative to its benchmark index at the end of June 2023?
As of June 30, 2023, the Fund was overweighted relative to the S&P 500® Index in the communication services, consumer discretionary and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the financials and industrials sectors on the same date. The Fund was rather neutrally weighted compared to the S&P 500® Index to the health care and energy sectors and had no exposure to the consumer staples, utilities, materials and real estate sectors at the end of June 2023.
What is your tactical view and strategy for the months ahead?
At the end of the semiannual period, we continued to believe innovative and quality large-cap growth companies with scale, pricing power, healthy balance sheets, strong management teams and above-average sales and earnings growth prospects are likely to outperform the S&P 500® Index over longer periods of time and especially during periods of slower economic growth. Typically, when economic growth slows or stalls, growth companies become more valuable and scarce, as they are historically able to continue to post sales and earnings growth given the secular rather than cyclical nature of their products and services. Regardless of market condition, we remain committed to our focus on longer-term growth investing as a compelling way to create long-term growth of capital for investors.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at June 30, 2023 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Uber Technologies, Inc.	400,000	$17,268,000	6.4%
NVIDIA Corp.	36,000	15,228,720	5.7%
Exact Sciences Corp.	145,000	13,615,500	5.1%
Meta Platforms, Inc.	47,000	13,488,060	5.0%
Amazon.com, Inc.	90,000	11,732,400	4.4%
Alphabet, Inc.	95,000	11,371,500	4.2%
Microsoft Corp.	28,500	9,705,390	3.6%
Visa, Inc.	38,000	9,024,240	3.4%
Salesforce, Inc.	38,000	8,027,880	3.0%
Advanced Micro Devices, Inc.	68,000	7,745,880	2.9%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at June 30, 2023 (unaudited) (continued)

Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2023)
	6 Mos	1 Yr	5 Yrs	10 Yrs
Investor Class
Value Line Larger Companies Focused Fund, Inc.	35.48%	29.99%	6.64%	12.06%
S&P 500® Index***	16.89%	19.59%	12.31%	12.86%
	6 Mos	1 Yr	5 Yrs		Since Inception 11/1/2015
Institutional Class
Value Line Larger Companies Focused Fund, Inc.	35.64%	30.28%	6.89%		10.42%
S&P 500® Index***	16.89%	19.59%	12.31%		12.52%
**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the
United States.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS 99.4%
COMMUNICATION SERVICES 17.7%
	INTERNET 16.2%
95,000	Alphabet, Inc. Class A(1)	$11,371,500
125,000	Match Group, Inc.(1)	5,231,250
47,000	Meta Platforms, Inc. Class A(1)	13,488,060
16,000	Netflix, Inc.(1)	7,047,840
45,000	Roku, Inc.(1)	2,878,200
300,000	Snap, Inc. Class A(1)	3,552,000
		43,568,850
	MEDIA 1.5%
44,000	Walt Disney Co.(1)	3,928,320
		47,497,170
CONSUMER DISCRETIONARY 16.5%
	AUTO MANUFACTURERS 3.9%
220,000	Rivian Automotive, Inc. Class A(1)(2)	3,665,200
26,000	Tesla, Inc.(1)	6,806,020
		10,471,220
	ENTERTAINMENT 1.1%
110,000	DraftKings, Inc. Class A(1)	2,922,700
	INTERNET 8.4%
55,000	Alibaba Group Holding Ltd. ADR(1)(2)	4,584,250
90,000	Amazon.com, Inc.(1)	11,732,400
2,300	Booking Holdings, Inc.(1)	6,210,759
		22,527,409
	RETAIL 3.1%
11,500	Lululemon Athletica, Inc.(1)	4,352,750
8,600	Ulta Beauty, Inc.(1)	4,047,117
		8,399,867
		44,321,196
ENERGY 4.8%
	OIL & GAS 4.8%
46,000	Diamondback Energy, Inc.	6,042,560
33,000	Pioneer Natural Resources Co.	6,836,940
		12,879,500
FINANCIALS 8.0%
	BANKS 1.4%
130,000	Bank of America Corp.	3,729,700
	COMMERCIAL SERVICES 1.5%
60,000	PayPal Holdings, Inc.(1)	4,003,800
	DIVERSIFIED FINANCIALS 4.4%
30,000	Blackstone, Inc.	2,789,100
38,000	Visa, Inc. Class A	9,024,240
		11,813,340
	INTERNET 0.7%
200,000	Robinhood Markets, Inc. Class A(1)	1,996,000
		21,542,840
HEALTHCARE 14.1%
	BIOTECHNOLOGY 6.9%
53,000	BioMarin Pharmaceutical, Inc.(1)	4,594,040
370,000	Exelixis, Inc.(1)	7,070,700
Shares		Value
COMMON STOCKS 99.4% (continued)
HEALTHCARE 14.1% (continued)
	BIOTECHNOLOGY 6.9% (continued)
19,500	Vertex Pharmaceuticals, Inc.(1)	$6,862,245
		18,526,985
	HEALTHCARE PRODUCTS 5.1%
145,000	Exact Sciences Corp.(1)	13,615,500
	PHARMACEUTICALS 2.1%
45,000	DexCom, Inc.(1)	5,782,950
		37,925,435
INDUSTRIALS 6.4%
	INTERNET 6.4%
400,000	Uber Technologies, Inc.(1)	17,268,000
INFORMATION TECHNOLOGY 31.9%
	COMPUTERS 3.8%
29,000	Apple, Inc.	5,625,130
31,000	Crowdstrike Holdings, Inc. Class A(1)	4,552,970
		10,178,100
	INTERNET 2.8%
53,000	Okta, Inc.(1)	3,675,550
57,000	Shopify, Inc. Class A(1)	3,682,200
		7,357,750
	SEMICONDUCTORS 9.3%
68,000	Advanced Micro Devices, Inc.(1)	7,745,880
36,000	NVIDIA Corp.	15,228,720
17,000	QUALCOMM, Inc.	2,023,680
		24,998,280
	SOFTWARE 16.0%
8,000	Intuit, Inc.	3,665,520
28,500	Microsoft Corp.	9,705,390
38,000	Salesforce, Inc.(1)	8,027,880
12,000	ServiceNow, Inc.(1)	6,743,640
60,000	Splunk, Inc.(1)	6,365,400
58,000	Twilio, Inc. Class A(1)	3,689,960
21,000	Workday, Inc. Class A(1)	4,743,690
		42,941,480
		85,475,610
TOTAL COMMON STOCKS (Cost $198,270,492)		266,909,751
SHORT-TERM INVESTMENTS 0.7%
	MONEY MARKET FUNDS 0.7%
1,773,274	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.03%(3)	1,773,274
TOTAL SHORT-TERM INVESTMENTS (Cost $1,773,273)		1,773,274
TOTAL INVESTMENTS IN SECURITIES 100.1% (Cost $200,043,765)		$268,683,025
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.1)%		(223,964)
NET ASSETS 100.0%		$268,459,061

See Notes to Financial Statements.

June 30, 2023

(1)	Non-income producing.
(2)	A portion or all of the security was held on loan. As of June 30, 2023, the market value of the securities on loan was $8,249,450.
(3)	Rate reflects 7 day yield as of June 30, 2023.

ADR	American Depositary Receipt.
The following table summarizes the inputs used to value the Fund's investments in securities as of June 30, 2023 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$266,909,751	$—	$—	$266,909,751
Short-Term Investments	1,773,274	—	—	1,773,274
Total Investments in Securities	$268,683,025	$—	$—	$268,683,025

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by EULAV Asset Management (the “Adviser”).
Manager Discussion of Fund Performance
Below, Fund portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2023.
How did the Fund perform during the semiannual period?
The Fund’s Investor Class generated a total return of 11.01% during the six months ended June 30, 2023. This compares to the 10.97% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg US Aggregate Bond Index (the “Bloomberg Index”), during the same reporting period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund’s relative outperformance of its blended benchmark is attributable primarily to its asset allocation, as the Fund was overweight the strong equity market and underweight the less strong bond market during the semiannual period. The 16.89% return of the S&P 500® Index significantly outpaced the 2.09% return of the Bloomberg Index during the reporting period.
During the reporting period, the Fund’s equity portfolio slightly lagged the S&P 500® Index, which was driven by outsized gains in mega-cap stocks the Fund did not own. The Fund’s fixed income portfolio performed in line with the Bloomberg Index during the semiannual period.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund underperformed its benchmark, the S&P 500® Index, on a relative basis primarily because it did not own any of the mega-cap stocks that drove the strongest sector of the S&P 500® Index during the reporting period, namely information technology, which hurt relative results. Also detracting from the Fund’s relative results was its underweighted exposure to communication services and consumer discretionary, which were the second- and third-strongest sectors in the S&P 500® Index, respectively, during the semiannual period, similarly driven by mega-cap companies.
The equity portion of the Fund was helped most during the semiannual period by effective stock selection in the consumer staples, industrials and health care sectors. Having no holdings in energy and an underweighted exposure to utilities—the two weakest sectors in the S&P 500® Index during the semiannual period—further boosted the equity portion of the Fund’s relative results.
Which stocks detracted significantly from the Fund’s performance during the reporting period?
During the semiannual period, the equity portion of the Fund was hurt most by not having positions in the three biggest positive contributors to the S&P 500® Index—mega-cap information technology giants Apple, NVIDIA and Microsoft, which each rebounded robustly from their heavy losses in 2022.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most positively to the equity portion of the Fund’s relative results were Cadence Design Systems, an electronic design automation software and engineering services company; TransDigm Group, a designer, producer and supplier of commercial and military aerospace components; and Adobe, one of the largest software companies in the digital market and media markets. Each of these companies enjoyed a healthy double-digit share price gain during the semiannual period, each helped by stronger than expected operating performance.
Did the equity portion of the Fund make any significant purchases or sales?
During the reporting period, no new names were added to the equity portion of the Fund. Conversely, among those names sold from the equity portion of the Fund during the reporting period were financial technology services provider Fiserv, sustainable energy generation and distribution services provider NextEra Energy and water, hygiene and infection prevention solutions provider Ecolab. We believed each had become less consistent in delivering long-term gains in earnings and stock price.

Value Line Asset Allocation Fund, Inc. (continued)

Were there any notable changes in the equity portion of the Fund’s sector weightings during the six-month reporting period?
There were no notable changes in the equity portion of the Fund’s sector weightings during the six-month reporting period.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2023?
As of June 30, 2023, the equity portion of the Fund was overweighted relative to the S&P 500® Index in information technology, industrials and financials and was underweighted relative to the S&P 500® Index in the consumer staples, consumer discretionary, materials and health care sectors. The equity portion of the Fund was rather neutrally weighted relative to the S&P 500® Index in real estate and utilities and had no exposure to the energy or communication services sectors on June 30, 2023.
What was the duration and yield curve strategy of the fixed income portion of the Fund?
We generally kept the fixed income portion of the Fund’s duration modestly shorter than that of the Bloomberg Index during the reporting period based on our expectations that the yield curve’s marked inversion would start to normalize as the U.S. Federal Reserve (Fed) neared the end of its tightening cycle. However, as the yield curve grew even more inverted during the semiannual period, the fixed income portion of the Fund’s short duration positioning dampened results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Similarly, yield curve positioning overall detracted from relative performance. To achieve a shorter duration, the fixed income portion of the Fund was positioned with an underweight to long-dated bonds, i.e. those with maturities of 30 years, and was more heavily weighted to shorter-maturity bonds. However, as the yield curve grew increasingly inverted, long-dated bonds outperformed bonds with shorter maturities.
Which fixed income market segments most significantly affected Fund performance?
During the semiannual period, having an underweighted allocation to and effective security selection among U.S. Treasuries, with an emphasis on longer-duration securities, contributed positively to the fixed income portion of the Fund’s relative performance. Additionally, though a modest allocation within the portfolio, having an out-of-benchmark position in taxable municipal bonds proved a solid positive contributor to relative results given their long average duration. Having an overweight to the corporate bond sector also added value, though it was more than offset by weak issue selection within the sector. A concentration in BBB-rated bonds proved effective, as they outperformed higher-rated investment grade credits. However, select holdings in the banking industry notably detracted, impacted by the regional banking crisis that emerged toward the end of the first calendar quarter. Having an overweighted allocation to and issue selection within the securitized sector also hurt, as these assets tend to be of short duration and higher quality, both segments of the fixed income market that lagged.
Were there any notable changes in the fixed income portion of the Fund’s sector weightings during the six-month reporting period?
During the six-month reporting period, we maintained the fixed income portion of the Fund’s overweight to corporate bonds but within the allocation, we added higher quality securities as the corporate default rate edged higher. Additionally, we increased the fixed income portion of the Fund’s allocation to mortgage-backed securities with an emphasis on higher-coupon securities. These securities performed well during the semiannual period largely because there was a reduced likelihood of prepayment as interest rates were rising. We reduced the fixed income portion of the Fund’s exposure to U.S. Treasuries and used the proceeds for the purchase of the mortgage-backed securities.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2023?
As of June 30, 2023, the fixed income portion of the Fund remained overweight relative to the Bloomberg Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Index in U.S. Treasuries. Within the securitized sector, the fixed income portion of the Fund had a rather neutral allocation to mortgage-backed securities and an overweighted allocation to commercial mortgage-backed securities compared to the Bloomberg Index at the end of the reporting period. The fixed income portion of the Fund also maintained exposure to taxable municipal bonds, not a component of the Bloomberg Index.

Value Line Asset Allocation Fund, Inc. (continued)

How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
At the end of June 2023, the Fund had a weighting of approximately 63% in stocks, 31% in fixed income securities and 6% in cash equivalents. This compares to Fund weights of approximately 67% in stocks, 30% in fixed income securities and 3% in cash equivalents at the end of December 2022. We sought to take advantage of the sharp equity market rally in May and June 2023 to trim the Fund’s equity allocation and reduce risk exposure. One input to the Fund’s allocation decisions is the proprietary Value Line stock market model, which incorporates variables such as interest rates and stock market price levels.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives as part of its strategy during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. Unlike the typical fund in its peer group, the equity portion of the Fund held none of the world’s 35 largest companies by market capitalization as of June 30, 2023. The equity portion of the Fund favors mid-cap companies and the lower range of the large-cap company spectrum. In our view, this is the “sweet spot,” where we seek to find firms that have already established long-term winning records and yet still have plenty of room to grow. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
As we manage both the equity and fixed income portions of the Fund and determine asset allocation, we will continue to carefully monitor any significant changes in the pace of U.S. and global economic growth, any shifts in the Fed’s size or frequency of interest rate hikes or in its outlook, the path of the Russia/Ukraine war, and any notable movements in either inflation or labor market conditions, as these factors are likely, in our view, to affect the Fund’s equity and fixed income holdings.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at June 30, 2023 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Cintas Corp.	75,900	$37,728,372	4.0%
TransDigm Group, Inc.	38,400	34,336,128	3.7%
Republic Services, Inc.	192,627	29,504,677	3.1%
Aon PLC	83,700	28,893,240	3.1%
Cadence Design Systems, Inc.	111,600	26,172,432	2.8%
Adobe, Inc.	52,800	25,818,672	2.8%
Tyler Technologies, Inc.	52,737	21,963,378	2.3%
Intercontinental Exchange, Inc.	180,944	20,461,148	2.2%
Thermo Fisher Scientific, Inc.	38,926	20,309,641	2.2%
Fair Isaac Corp.	24,900	20,149,329	2.2%

Asset Allocation — Percentage of Net Assets

Common Stock Sectors — Percentage of Common Stocks*

Bonds & Notes Sectors — Percentage of All Bonds & Notes*

*	Excludes short-term investments, if any.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at June 30, 2023 (unaudited) (continued)

Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2023)
	6 Mos	1 yr	5 Yrs	10 Yrs
Investor Class
Value Line Asset Allocation Fund, Inc.	11.01%	13.81%	8.28%	8.54%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond***	10.97%	11.37%	7.70%	8.33%
S&P 500® Index****	16.89%	19.59%	12.31%	12.86%
	6 Mos	1 yr	5 Yrs		Since Inception 11/2/2015
Institutional Class
Value Line Asset Allocation Fund, Inc.	11.13%	14.07%	8.55%		8.62%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond***	10.97%	11.37%	7.70%		7.91%
S&P 500® Index****	16.89%	19.59%	12.31%		12.52%
**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestment of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***
The 60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage Backed Securities (MBS) (agency fixed-rate and hybrid ARM pass-through’s), Asset Backed Securities (ABS), and Commercial Mortgage Backed Securities (CMBS).
****The S&P 500®Index is an unmanaged index that is representative of the larger capitalization stocks traded in the
United States.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments (unaudited)
June 30, 2023

Shares		Value
COMMON STOCKS 62.5%
CONSUMER DISCRETIONARY 1.4%
	DISTRIBUTION/WHOLESALE 1.4%
34,800	Pool Corp.	$13,037,472
CONSUMER STAPLES 1.7%
	RETAIL 1.7%
30,000	Costco Wholesale Corp.	16,151,400
FINANCIALS 12.5%
	COMMERCIAL SERVICES 2.1%
50,119	S&P Global, Inc.	20,092,206
	DIVERSIFIED FINANCIALS 2.2%
180,944	Intercontinental Exchange, Inc.	20,461,148
	INSURANCE 8.2%
70,100	American Financial Group, Inc.	8,324,375
83,700	Aon PLC Class A	28,893,240
57,300	Marsh & McLennan Cos., Inc.	10,776,984
65,900	RLI Corp.	8,993,373
332,256	W R Berkley Corp.	19,789,167
		76,777,139
		117,330,493
HEALTHCARE 7.3%
	HEALTHCARE PRODUCTS 6.0%
59,738	Danaher Corp.	14,337,120
31,212	IDEXX Laboratories, Inc.(1)	15,675,603
19,371	Stryker Corp.	5,909,898
38,926	Thermo Fisher Scientific, Inc.	20,309,641
		56,232,262
	HEALTHCARE SERVICES 1.3%
22,699	Chemed Corp.	12,295,367
		68,527,629
INDUSTRIALS 13.5%
	AEROSPACE/DEFENSE 3.7%
38,400	TransDigm Group, Inc.	34,336,128
	BUILDING MATERIALS 0.3%
9,500	Lennox International, Inc.	3,097,665
	COMMERCIAL SERVICES 4.0%
75,900	Cintas Corp.	37,728,372
	ENGINEERING & CONSTRUCTION 0.4%
40,400	Exponent, Inc.	3,770,128
	ENVIRONMENTAL CONTROL 3.1%
192,627	Republic Services, Inc.	29,504,677
	TRANSPORTATION 2.0%
91,300	Union Pacific Corp.	18,681,806
		127,118,776
INFORMATION TECHNOLOGY 25.4%
	COMMERCIAL SERVICES 1.3%
36,000	Gartner, Inc.(1)	12,611,160
	COMPUTERS 4.1%
43,751	Accenture PLC Class A	13,500,684
155,100	CGI, Inc.(1)	16,352,193
36,100	EPAM Systems, Inc.(1)	8,113,475
		37,966,352
Shares		Value
COMMON STOCKS 62.5% (continued)
INFORMATION TECHNOLOGY 25.4% (continued)
	MISCELLANEOUS MANUFACTURERS 1.4%
31,900	Teledyne Technologies, Inc.(1)	$13,114,409
	SOFTWARE 17.3%
52,800	Adobe, Inc.(1)	25,818,672
18,200	ANSYS, Inc.(1)	6,010,914
111,600	Cadence Design Systems, Inc.(1)	26,172,432
24,900	Fair Isaac Corp.(1)	20,149,329
24,810	Intuit, Inc.	11,367,694
21,100	Roper Technologies, Inc.	10,144,880
61,000	Salesforce, Inc.(1)	12,886,860
28,925	ServiceNow, Inc.(1)	16,254,982
25,800	Synopsys, Inc.(1)	11,233,578
52,737	Tyler Technologies, Inc.(1)	21,963,378
		162,002,719
	TELECOMMUNICATIONS 1.3%
42,100	Motorola Solutions, Inc.	12,347,088
		238,041,728
REAL ESTATE 0.7%
	REITS 0.7%
96,700	Equity Lifestyle Properties, Inc. REIT	6,468,263
TOTAL COMMON STOCKS (Cost $317,489,889)		586,675,761

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS 0.7%
$ 2,200,536	FHLMC, Series 2023-DNA1, Class M1A, REMIC, (SOFR30A + 2.10%), 7.17%, 3/25/43(2)(3)	2,204,765
2,212,791	FNMA, Series 2023-R02, Class 1M1, (SOFR30A + 2.30%), 7.37%, 1/25/43(2)(3)	2,221,081
2,305,246	FNMA, Series 2023-R04, Class 1M1, (SOFR30A + 2.30%), 7.37%, 5/25/43(2)(3)	2,316,121
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,740,014)		6,741,967
COMMERCIAL MORTGAGE-BACKED SECURITIES 1.7%
1,672,960	FHLMC Multifamily Structured Pass-Through Certificates, Series K037, Class A2, 3.49%, 1/25/24	1,655,430
1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	1,537,657
1,240,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	1,167,939
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K056, Class A2, 2.53%, 5/25/26	938,003
1,320,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	1,235,767
875,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K061, Class A2, 3.35%, 11/25/26(3)	831,874
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 1.7% (continued)
$ 1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	$1,501,048
1,750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	1,662,486
1,825,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	1,722,752
700,206	FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A1, 3.25%, 11/25/27	672,528
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 10/25/28(3)	721,857
1,670,860	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A1, 3.34%, 10/25/28	1,595,892
231,257	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.86%, 2/25/48(2)(3)	221,989
112,004	GNMA, Series 2013-12, Class B, 2.07%, 11/16/52(3)	104,050
1,000,000	Morgan Stanley Capital I Trust, Series 2021-L7, Class A4, 2.32%, 10/15/54	793,738
3,882	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	3,872
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $18,547,504)		16,366,882
CORPORATE BONDS & NOTES 11.1%
BASIC MATERIALS 0.3%
	IRON/STEEL 0.1%
1,250,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	1,083,386
	MINING 0.2%
1,265,000	Freeport-McMoRan, Inc., Guaranteed Notes, 4.63%, 8/1/30(4)	1,191,946
		2,275,332
COMMUNICATIONS 1.0%
	INTERNET 0.3%
1,350,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30(4)	1,174,973
1,300,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28(4)	1,285,660
		2,460,633
	MEDIA 0.3%
1,200,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	1,176,776
1,325,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	1,283,763
		2,460,539
	TELECOMMUNICATIONS 0.4%
1,240,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33	973,990
1,175,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	1,137,602
Principal Amount		Value
CORPORATE BONDS & NOTES 11.1% (continued)
COMMUNICATIONS 1.0% (continued)
	TELECOMMUNICATIONS 0.4% (continued)
$ 1,275,000	T-Mobile USA, Inc., Guaranteed Notes, 3.50%, 4/15/31	$1,125,058
1,250,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50	1,003,546
		4,240,196
		9,161,368
CONSUMER, CYCLICAL 1.4%
	AUTO MANUFACTURERS 0.4%
1,300,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30	1,051,798
1,325,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	1,232,084
1,200,000	General Motors Financial Co., Inc., Senior Unsecured Notes, 5.00%, 4/9/27	1,167,744
		3,451,626
	HOME BUILDERS 0.1%
1,293,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27	1,273,862
	LODGING 0.3%
1,250,000	Hyatt Hotels Corp., Senior Unsecured Notes, 1.80%, 10/1/24	1,189,735
1,250,000	Marriott International, Inc., 4.90%, 4/15/29	1,216,178
		2,405,913
	RETAIL 0.6%
1,250,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	1,189,539
1,300,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32(4)	1,049,259
1,225,000	Dollar General Corp., Senior Unsecured Notes, 3.50%, 4/3/30	1,098,496
1,300,000	McDonald's Corp., Senior Unsecured Notes, 4.60%, 9/9/32(4)	1,287,641
1,250,000	O'Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	1,182,816
		5,807,751
		12,939,152
CONSUMER, NON-CYCLICAL 2.2%
	BEVERAGES 0.5%
1,275,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(4)	1,296,397
1,175,000	Constellation Brands, Inc., 2.25%, 8/1/31	960,185
1,225,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	1,172,894
1,250,000	Diageo Capital PLC, Guaranteed Notes, 2.00%, 4/29/30	1,053,388
		4,482,864
	BIOTECHNOLOGY 0.2%
1,210,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27	1,099,324
1,225,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	976,410
		2,075,734
See Notes to Financial Statements.

June 30, 2023

Principal Amount		Value
CORPORATE BONDS & NOTES 11.1% (continued)
CONSUMER, NON-CYCLICAL 2.2% (continued)
	HEALTHCARE SERVICES 0.6%
$ 1,225,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	$1,127,535
1,250,000	Elevance Health, Inc., 4.75%, 2/15/33	1,214,069
1,250,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	1,239,041
1,175,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	1,029,631
1,225,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	1,148,094
		5,758,370
	PHARMACEUTICALS 0.9%
1,310,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	1,223,860
1,375,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30	1,106,324
1,250,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27(4)	1,188,469
1,375,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30	1,097,159
1,200,000	Eli Lilly & Co., 4.70%, 2/27/33(4)	1,215,730
1,315,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	1,178,358
1,225,000	Novartis Capital Corp., Guaranteed Notes, 2.75%, 8/14/50(4)	891,738
1,050,000	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	794,788
		8,696,426
		21,013,394
ENERGY 1.1%
	OIL & GAS 0.4%
1,100,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	1,024,659
1,325,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	1,270,801
1,175,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25(4)	1,160,042
		3,455,502
	PIPELINES 0.7%
1,275,000	Boardwalk Pipelines LP, Guaranteed Notes, 4.95%, 12/15/24	1,254,201
1,250,000	Enbridge, Inc., Guaranteed Notes, 2.50%, 8/1/33	976,191
1,125,000	Energy Transfer LP, 5.25%, 4/15/29	1,098,273
1,275,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	1,168,963
1,300,000	Targa Resources Corp., Guaranteed Notes, 5.20%, 7/1/27	1,276,317
1,200,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 4.25%, 5/15/28	1,144,752
		6,918,697
		10,374,199
FINANCIAL 3.4%
	BANKS 1.9%
1,200,000	Bank of America Corp., (SOFR + 2.16%), 5.02%, 7/22/33(3)	1,173,893
Principal Amount		Value
CORPORATE BONDS & NOTES 11.1% (continued)
FINANCIAL 3.4% (continued)
	BANKS 1.9% (continued)
$ 1,220,000	Citigroup, Inc., Senior Unsecured Notes, (SOFR + 1.16%), 3.35%, 4/24/25(3)	$1,192,633
1,263,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	1,167,761
1,200,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, 2/25/26	1,151,787
1,325,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	1,275,605
1,225,000	JPMorgan Chase & Co., Senior Unsecured Notes, (SOFR + 1.64%), 3.96%, 11/15/48(3)	1,007,082
1,000,000	KeyCorp, Senior Unsecured Notes, 2.55%, 10/1/29(4)	754,636
1,100,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	1,082,734
1,250,000	Morgan Stanley, (SOFR + 2.56%), 6.34%, 10/18/33(3)	1,329,754
1,175,000	NatWest Group PLC, (1 yr. CMT + 1.35%), 5.85%, 3/2/27(3)	1,162,129
1,100,000	Northern Trust Corp., Senior Unsecured Notes, 1.95%, 5/1/30(4)	904,342
1,050,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, (SOFR + 0.98%), 2.31%, 4/23/32(3)(4)	852,123
1,250,000	Royal Bank of Canada, 5.00%, 2/1/33	1,225,058
1,175,000	Synovus Bank, 5.63%, 2/15/28	1,061,598
1,175,000	Toronto-Dominion Bank (The), 4.46%, 6/8/32(4)	1,115,005
1,100,000	Wells Fargo & Co., Senior Unsecured Notes, (SOFR + 1.32%), 6.37%, 4/25/26(3)	1,107,533
		17,563,673
	DIVERSIFIED FINANCIALS 0.6%
1,275,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	1,144,450
1,225,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	1,130,494
1,290,000	Ally Financial, Inc., Senior Unsecured Notes, 4.75%, 6/9/27(4)	1,197,542
1,200,000	American Express Co., 4.90%, 2/13/26	1,187,678
1,285,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	1,238,290
		5,898,454
	INSURANCE 0.2%
1,325,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30	1,215,563
1,125,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67%), 5.70%, 9/15/48(3)	1,085,951
		2,301,514
	REITS 0.7%
1,200,000	American Tower Corp., 5.50%, 3/15/28	1,191,652
1,375,000	AvalonBay Communities, Inc., Senior Unsecured Notes, 2.45%, 1/15/31	1,156,794
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 11.1% (continued)
FINANCIAL 3.4% (continued)
	REITS 0.7% (continued)
$ 1,200,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	$977,034
1,250,000	Kimco Realty Corp., Senior Unsecured Notes, 2.25%, 12/1/31	972,782
1,285,000	Prologis LP, Senior Unsecured Notes, 2.25%, 4/15/30	1,089,120
1,225,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	1,152,526
		6,539,908
		32,303,549
INDUSTRIAL 0.7%
	BUILDING MATERIALS 0.1%
1,250,000	Vulcan Materials Co., Senior Unsecured Notes, 3.50%, 6/1/30	1,129,290
	ELECTRONICS 0.3%
1,260,000	Amphenol Corp., Senior Unsecured Notes, 2.20%, 9/15/31	1,025,929
1,200,000	Flex Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	1,171,583
		2,197,512
	MACHINERY - DIVERSIFIED 0.1%
1,250,000	John Deere Capital Corp. MTN, 4.95%, 6/6/25	1,247,586
	TRANSPORTATION 0.2%
1,250,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	922,142
1,300,000	Union Pacific Corp., Senior Unsecured Notes, 3.25%, 2/5/50	971,088
		1,893,230
		6,467,618
TECHNOLOGY 0.9%
	COMPUTERS 0.3%
1,225,000	Apple, Inc., 4.65%, 2/23/46	1,208,514
1,150,000	Dell International LLC/EMC Corp., Senior Unsecured Notes, 4.90%, 10/1/26	1,141,827
		2,350,341
	SEMICONDUCTORS 0.3%
1,240,000	Analog Devices, Inc., Senior Unsecured Notes, 2.80%, 10/1/41	920,862
1,225,000	Broadcom, Inc., 4.30%, 11/15/32	1,123,668
1,250,000	NVIDIA Corp., 3.50%, 4/1/40	1,070,113
		3,114,643
	SOFTWARE 0.3%
1,250,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	1,096,513
1,275,000	Oracle Corp., 6.25%, 11/9/32	1,353,402
		2,449,915
		7,914,899
Principal Amount		Value
CORPORATE BONDS & NOTES 11.1% (continued)
UTILITIES 0.1%
	ELECTRIC 0.1%
$ 1,275,000	Duke Energy Corp., Senior Unsecured Notes, 4.50%, 8/15/32	$1,202,053
TOTAL CORPORATE BONDS & NOTES (Cost $114,723,446)		103,651,564
LONG-TERM MUNICIPAL SECURITIES 0.5%
	CALIFORNIA 0.1%
500,000	City & County of San Francisco CA, General Obligation Limited, Series C, 2.60%, 6/15/37	391,012
	CONNECTICUT 0.1%
1,375,000	Hartford County Metropolitan District Clean Water Project Revenue, Series B, 2.17%, 4/1/34	1,082,554
	NEW YORK 0.1%
1,250,000	New York City Transitional Finance Authority Building Aid Revenue, (ST AID WITHHLDG), 4.80%, 7/15/26	1,231,948
	OREGON 0.1%
1,100,000	State of Oregon, Series C, GO, 2.38%, 5/1/36	841,934
	WASHINGTON 0.1%
1,250,000	City of Tacoma, GO, 5.89%, 12/1/30	1,322,402
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $5,574,479)		4,869,850
RESIDENTIAL MORTGAGE-BACKED SECURITIES 8.2%
40,312	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	36,892
4,464	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	4,185
1,012,153	FHLMC Pool #QB2462, 3.00%, 8/1/50	896,998
1,845,000	FHLMC Pool #QB2958, 3.00%, 9/1/50	1,631,594
7,654,995	FHLMC Pool #QF1236, 4.50%, 10/1/52	7,360,907
830,700	FHLMC Pool #RA6817, 2.50%, 2/1/52	708,856
826,879	FHLMC Pool #RB5022, 3.00%, 11/1/39	754,676
706,700	FHLMC Pool #SD7514, 3.50%, 4/1/50	652,944
2,078,493	FHLMC Pool #SD8108, 3.00%, 11/1/50	1,839,381
864,593	FHLMC Pool #SD8196, 3.50%, 2/1/52	788,574
7,011,595	FHLMC Pool #SD8256, 4.00%, 10/1/52	6,580,846
7,538,760	FHLMC Pool #SD8300, 5.50%, 2/1/53	7,503,268
895,979	FHLMC Pool #ZS4647, 3.50%, 1/1/46	833,267
1,421,936	FNMA Pool #AS0516, 3.00%, 9/1/43	1,283,589
212,291	FNMA Pool #AX9528, 3.50%, 2/1/45	197,528
29,899	FNMA Pool #AZ6194, 3.50%, 10/1/45	27,853
1,247,181	FNMA Pool #BM3634, 3.50%, 5/1/47	1,156,232
1,087,688	FNMA Pool #BP5709, 2.50%, 5/1/50	928,101
2,581,142	FNMA Pool #BX7762, 5.00%, 3/1/53	2,529,069
825,815	FNMA Pool #CA5540, 3.00%, 4/1/50	735,820
7,843,405	FNMA Pool #CB5892, 4.50%, 3/1/53	7,541,572
2,650,527	FNMA Pool #FM2202, 4.00%, 12/1/48	2,527,044
1,082,227	FNMA Pool #FM3254, 3.50%, 5/1/49	1,005,234
1,055,689	FNMA Pool #FM4140, 2.50%, 9/1/50	904,399
1,146,056	FNMA Pool #FM9509, 3.00%, 11/1/36	1,073,878
1,532,789	FNMA Pool #FM9760, 3.50%, 11/1/51	1,399,516
1,952,075	FNMA Pool #FM9834, 3.50%, 6/1/49	1,798,576
See Notes to Financial Statements.

June 30, 2023

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 8.2% (continued)
$ 1,871,979	FNMA Pool #FM9939, 4.00%, 1/1/52	$1,757,315
944,419	FNMA Pool #MA4055, 2.50%, 6/1/50	808,418
3,002,016	FNMA Pool #MA4078, 2.50%, 7/1/50	2,564,318
1,423,842	FNMA Pool #MA4222, 3.50%, 12/1/50	1,308,862
1,541,248	FNMA Pool #MA4494, 3.00%, 12/1/51	1,361,566
2,370,373	FNMA Pool #MA4495, 3.50%, 12/1/51	2,162,754
7,613,555	FNMA Pool #MA4979, 5.50%, 4/1/53	7,577,708
20,527	FNMA REMIC Trust Series 2013-18, Series 2013-18, Class AE, 2.00%, 3/25/28	19,304
37,721	FNMA REMIC Trust Series 2013-41, Series 2013-41, Class WD, 2.00%, 11/25/42	33,452
8,041,099	GNMA, Series 2021-98, Class IG, IO, 3.00%, 6/20/51	1,185,025
1,168,130	GNMA II Pool #MA3937, 3.50%, 9/20/46	1,094,750
788,194	GNMA II Pool #MA7054, 3.50%, 12/20/50	733,955
3,636,800	GNMA II Pool #MA7651, 3.50%, 10/20/51	3,356,395
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $83,472,916)		76,664,621
U.S. TREASURY OBLIGATIONS 8.4%
3,170,000	U.S. Treasury Bonds, 5.38%, 2/15/31	3,470,655
2,175,000	U.S. Treasury Bonds, 4.38%, 2/15/38	2,314,676
1,500,000	U.S. Treasury Bonds, 3.50%, 2/15/39	1,436,953
10,000,000	U.S. Treasury Bonds, 2.75%, 11/15/42	8,225,391
5,700,000	U.S. Treasury Bonds, 2.88%, 5/15/43	4,767,738
1,000,000	U.S. Treasury Bonds, 3.88%, 5/15/43	975,781
4,000,000	U.S. Treasury Bonds, 3.00%, 2/15/48	3,372,656
4,500,000	U.S. Treasury Bonds, 2.25%, 8/15/49	3,269,355
8,250,000	U.S. Treasury Bonds, 2.88%, 5/15/52	6,836,865
835,000	U.S. Treasury Bonds, 3.63%, 5/15/53	802,513
3,050,000	U.S. Treasury Notes, 1.25%, 7/31/23	3,040,645
550,000	U.S. Treasury Notes, 2.25%, 3/31/24	537,131
6,500,000	U.S. Treasury Notes, 2.38%, 8/15/24	6,290,020
8,000,000	U.S. Treasury Notes, 3.00%, 9/30/25	7,699,688
5,700,000	U.S. Treasury Notes, 1.63%, 5/15/26	5,259,363
8,000,000	U.S. Treasury Notes, 0.63%, 11/30/27	6,851,563
10,800,000	U.S. Treasury Notes, 1.50%, 2/15/30	9,250,031
2,950,000	U.S. Treasury Notes, 1.13%, 2/15/31	2,425,914
1,125,000	U.S. Treasury Notes, 2.75%, 8/15/32	1,031,353
1,000,000	U.S. Treasury Notes, 3.38%, 5/15/33	964,375
TOTAL U.S. TREASURY OBLIGATIONS (Cost $84,774,338)		78,822,666

Shares		Value
SHORT-TERM INVESTMENTS 5.9%
	MONEY MARKET FUNDS 5.9%
52,389,732	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.03%(5)	52,389,732
Shares		Value
SHORT-TERM INVESTMENTS 5.9% (continued)
	MONEY MARKET FUNDS 5.9% (continued)
3,269,345	State Street Navigator Securities Lending Government Money Market Portfolio(6)	$3,269,345
		55,659,077
TOTAL SHORT-TERM INVESTMENTS (Cost $55,659,077)		55,659,077
TOTAL INVESTMENTS IN SECURITIES 99.0% (Cost $686,981,663)		$929,452,388
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES 1.0%		8,984,271
NET ASSETS 100.0%		$938,436,659

(1)	Non-income producing.
(2)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(3)
Floating or variable rate security. The rate disclosed is
the rate in effect as of June 30, 2023. The information in
parentheses represents the benchmark and reference
rate for each relevant security and the rate adjusts based
upon the reference rate and spread. The security may be
further subject to interest rate floor and caps. For
securities which do not indicate a reference rate and
spread in their descriptions, the interest rate adjusts
periodically based on current interest rates and, for
mortgage-backed securities, prepayments in the
underlying pool of assets.

(4)	A portion or all of the security was held on loan. As of June 30, 2023, the market value of the securities on loan was $16,592,625.
(5)	Rate reflects 7 day yield as of June 30, 2023.
(6)
Securities with an aggregate market value of
$16,592,625 were out on loan in exchange for
$3,269,345 of cash collateral as of June 30, 2023. The
collateral was invested in a cash collateral reinvestment
vehicle.

CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
FREMF	Freddie Mac Multifamily.
GNMA	Government National Mortgage Association.
LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.
REITs	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
ST AID WITHHLDG	State Aid Withholding.
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund's investments in securities as of June 30, 2023 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$586,675,761	$—	$—	$586,675,761
Collateralized Mortgage Obligations	—	6,741,967	—	6,741,967
Commercial Mortgage-Backed Securities	—	16,366,882	—	16,366,882
Corporate Bonds & Notes*	—	103,651,564	—	103,651,564
Long-Term Municipal Securities*	—	4,869,850	—	4,869,850
Residential Mortgage-Backed Securities	—	76,664,621	—	76,664,621
U.S. Treasury Obligations	—	78,822,666	—	78,822,666
Short-Term Investments	55,659,077	—	—	55,659,077
Total Investments in Securities	$642,334,838	$287,117,550	$—	$929,452,388

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Value Line Capital Appreciation Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek capital appreciation and income consistent with its asset allocation.
Manager Discussion of Fund Performance
Below, Value Line Capital Appreciation Fund, Inc. portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2023.
How did the Fund perform during the semiannual period?
The Fund’s Investor Class generated a total return of 21.35% during the six months ended June 30, 2023. This compares to the 10.97% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg US Aggregate Bond Index (the Bloomberg Index), during the same semiannual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed its blended benchmark during the six-month reporting period. Asset allocation decisions contributed positively. The Fund was overweight equities and underweight fixed income, which helped, as equities significantly outperformed fixed income during the semiannual period.
The equity portion of the Fund notably outperformed the S&P 500® Index during the semiannual period, attributable primarily to stock selection. Sector allocation overall also boosted results. Further, the equity portion of the Fund was helped by its allocation to growth companies and especially large-cap growth companies. Growth-oriented stocks significantly outperformed value-oriented stocks during the semiannual period, and large-cap growth-oriented stocks were the strongest segment of the U.S. equity market. The fixed income portion of the Fund underperformed the Bloomberg Index during the semiannual period.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund was helped most by stock selection in the health care, industrials and communication services sectors. Having an underweight to industrials, which lagged the S&P 500® Index during the semiannual period, and having an overweight to communication services, which was the second-best performing sector in the S&P 500® Index during the semiannual period, also added value.
The only sector to detract from the equity portion of the Fund during the semiannual period was energy. Weak stock selection in and having an overweighted allocation to this second-weakest performing sector in the S&P 500® Index during the semiannual period hurt.
What were some of the Fund’s best-performing individual stocks?
Contributing most positively to the equity portion of the Fund’s relative results were positions in social media giant Meta Platforms, ride share transportation company Uber Technologies and early stage cancer-focused molecular diagnostics company Exact Sciences.
Meta Platforms saw a triple-digit share price gain during the semiannual period, driven by ongoing growth of Facebook and Instagram as well as investments in artificial intelligence. Its quarterly earnings results and outlook were better than consensus expected, including improving cost management. Shares of Uber Technologies enjoyed a robust double-digit price gain during the semiannual period, driven by strong earnings performance and execution amid improving demand and driver supply as well as profitability across its ride and delivery segments. Exact Sciences’ shares experienced a double-digit rally, driven by strong fundamentals and execution, with market traction and demand driving revenue growth, scale and better margins.
Which stocks detracted significantly from the Fund’s performance during the semiannual period?
During the semiannual period, the stocks that detracted most from the equity portion of the Fund’s performance were information technology behemoth Apple, software giant Microsoft and oil and gas exploration and production company Devon Energy.
Shares of Apple experienced a strong double-digit gain during the semiannual period, but the equity portion of the Fund was underweighted its stock and so it proved a significant detractor from relative results. Apple’s performance was supported by what many considered to be attractive valuations and strong fundamentals, including revenue growth fueled by ongoing demand and improving supply. Similarly, the equity portion of the Fund had an underweighted allocation to Microsoft, whose shares enjoyed a solid double-digit advance during the semiannual period supported by what many saw as attractive valuations and strong

Value Line Capital Appreciation Fund, Inc. (continued)

fundamentals, including revenue and income growth, innovation and strong execution. Shares of Devon Energy declined as a relatively less attractive macroeconomic environment, including lower commodity prices, affected the company’s growth prospects. We sold the equity portion of the Fund’s position in Devon Energy by the end of the semiannual period.
Did the equity portion of the Fund make any significant purchases or sales?
During the semiannual period, we established a position in Getty Images, a visual content creator and marketplace. The company has seen significant growth, driven, in our view, by increasing demand for visual content as well as by its subscription offerings, video and other up- and cross-sell opportunities, organic geographic expansion, deleveraging, and merger and acquisition activity. We also initiated a Fund position in Rivian Automotive, which we consider one of the best positioned companies in the electric vehicle truck market in the U.S. Further, we re-initiated a Fund position in American Tower, a leading owner, operator and developer of real estate for wireless communication networks. We opportunistically established the Fund position following its share price decline when interest rates were increasing. Historically, telecommunications infrastructure stocks are inversely correlated with interest rates.
Conversely, in addition to the sale of Devon Energy, mentioned earlier, we sold the equity portion of the Fund’s position in cryptocurrency exchange platform Coinbase. The sale was prompted by heightened risks given regulatory scrutiny within the industry. We also exited the equity portion of the Fund’s position in interactive fitness platform operator Peloton Interactive based on what we considered to be the company’s deteriorating growth outlook, including declining sales following the pandemic boom it had experienced as well as weaker margins.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
During the semiannual period, the equity portion of the Fund’s allocations to the communication services, health care, industrials and consumer discretionary sectors increased and its exposures to the energy, consumer staples, financials and information technology sectors decreased relative to the S&P 500® Index. We re-initiated exposure to the real estate sector during the semiannual period.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2023?
As of June 30, 2023, the equity portion of the Fund was overweight relative to the S&P 500® Index in the consumer discretionary and communication services sectors. The equity portion of the Fund was underweight relative to the S&P 500® Index in the consumer staples, information technology, industrials and real estate sectors on the same date. The equity portion of the Fund was rather neutrally weighted to the S&P 500® Index in the energy, financials and health care sectors and had no exposure to the materials and utilities sectors at the end of June 2023.
What was the duration and yield curve strategy of the fixed income portion of the Fund?
We generally kept the fixed income portion of the Fund’s duration modestly shorter than that of the Bloomberg Index during the reporting period based on our expectations that the yield curve’s marked inversion would start to normalize as the U.S. Federal Reserve (Fed) neared the end of its tightening cycle. However, as the yield curve grew even more inverted during the semiannual period, the fixed income portion of the Fund’s short duration positioning dampened results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Similarly, yield curve positioning overall detracted from relative performance. To achieve a shorter duration, the fixed income portion of the Fund was positioned with a modest underweight to long-dated bonds, i.e. those with maturities of 30 years, and was more heavily weighted to shorter-maturity bonds. However, as the yield curve grew increasingly inverted, long-dated bonds outperformed bonds with shorter maturities.
Which fixed income market segments most significantly affected Fund performance?
During the semiannual period, issue selection within the corporate bond sector detracted most. More specifically, a focus on the shorter-term segments of the corporate yield curve hurt, as bonds with longer-term maturities were the best performers during the semiannual period. Also, select holdings in the banking industry notably detracted, impacted by the regional banking crisis that emerged toward the end of the first calendar quarter. These detractors were only partially offset by a concentration in BBB-rated bonds, which proved effective as they outperformed higher-rated investment grade credits. Issue selection within the securitized sector also hurt, as these assets tend to be of short duration and higher quality, both segments of the fixed income market that lagged.
Conversely, effective security selection among U.S. Treasuries, with an emphasis on longer-duration securities, contributed positively to the fixed income portion of the Fund’s relative performance. Additionally, though a modest allocation within the portfolio, having an out-of-benchmark position in taxable municipal bonds proved a solid positive contributor to relative results given their long average duration.

Value Line Capital Appreciation Fund, Inc. (continued)

Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
During the semiannual period, we maintained the fixed income portion of the Fund’s overweight to corporate bonds but within the allocation, we added higher quality securities as the default rate within the sector edged higher. Within the corporate bond sector, we also reduced exposure to regional banks. Additionally, we increased the fixed income portion of the Fund’s allocation to mortgage-backed securities with an emphasis on higher-coupon securities. These securities performed well during the semiannual period largely because there was a reduced likelihood of prepayment as interest rates were rising. We reduced the Fund’s exposure to U.S. Treasuries and used the proceeds for the purchase of the mortgage-backed securities.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2023?
At the end of June 2023, the fixed income portion of the Fund had a modest overweight relative to the Bloomberg Index in U.S. Treasuries and was rather neutrally weighted compared to the Bloomberg Index in the corporate and securitized sectors overall, including mortgage-backed securities and commercial mortgage-backed securities. The fixed income portion of the Fund also maintained exposure to taxable municipal bonds, not a component of the Bloomberg Index.
How did the Fund’s overall asset allocation shift from beginning to end of the semiannual period?
At June 30, 2023, the Fund had a weighting of approximately 67% in stocks, 24% in fixed income securities and 9% in cash equivalents. This compared to approximately 83% in stocks, 11% in fixed income securities and 6% in cash equivalents at the start of the semiannual period. The shift in allocation during the semiannual period was driven largely by factors such as economic growth, interest rates and equity valuations.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Both the equity and fixed income markets posted positive absolute returns during the first half of 2023, as each rebounded from losses in 2022. Despite the strong start to the year, especially for equities, we continued to believe at the end of the semiannual period that there were still plenty of attractively valued stocks positioned to perform well in the months ahead. We also continued to believe innovative market leaders with scale, pricing power and strong management are likely to outperform the S&P 500® Index over longer periods of time and especially during periods of slower economic growth. At the end of the semiannual period, for the equity portion of the Fund, we continued to favor and look for quality companies with strong balance sheets that are poised to grow both sales and earnings above the market and their peers over the long term. We intend to closely monitor any significant changes in the pace of U.S. and global economic growth, any shifts in the Fed’s monetary policy, the path of the Russia/Ukraine war, and any notable movements in either inflation or labor market conditions, as these factors are likely, in our view, to affect the Fund’s equity and fixed income holdings.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at June 30, 2023 (unaudited)

Ten Largest Holdings*
Issue	Principal Amount/Shares	Value	Percentage of Net Assets
Meta Platforms, Inc.	42,000	$12,053,160	2.8%
U.S. Treasury Notes, 1.25%, 7/31/23	12,000,000	11,963,194	2.8%
Uber Technologies, Inc.	270,000	11,655,900	2.8%
Alphabet, Inc.	90,000	10,773,000	2.5%
NVIDIA Corp.	22,500	9,517,950	2.3%
Amazon.com, Inc.	71,000	9,255,560	2.2%
Microsoft Corp.	27,000	9,194,580	2.2%
Apple, Inc.	43,000	8,340,710	2.0%
Pioneer Natural Resources Co.	36,500	7,562,070	1.8%
Exact Sciences Corp.	80,000	7,512,000	1.8%

Asset Allocation — Percentage of Net Assets

Common Stock Sectors — Percentage of Common Stocks*

Information Technology
26.4%
Consumer Discretionary
17.6%
Communication Services
15.2%
Healthcare
13.7%
Financials
12.5%
Industrials
7.0%
Energy
4.9%
Consumer Staples
1.7%
Real Estate
1.0%

Bonds & Notes Sectors — Percentage of All Bonds & Notes*

*	Excludes short-term investments, if any.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at June 30, 2023 (unaudited) (continued)

Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2023)
	6 Mos	1 Yr	5 Yrs	10 Yrs
Investor Class
Value Line Capital Appreciation Fund, Inc.	21.35%	19.62%	6.47%	8.65%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index***	10.97%	11.37%	7.70%	8.33%
S&P 500® Index****	16.89%	19.59%	12.31%	12.86%
	6 Mos	1 Yr	5 Yrs		Since Inception 11/2/2015
Institutional Class
Value Line Capital Appreciation Fund, Inc.	21.63%	20.05%	6.75%		8.47%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index***	10.97%	11.37%	7.70%		7.91%
S&P 500® Index****	16.89%	19.59%	12.31%		12.52%
**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***
The 60/40 S&P 500®Index/Bloomberg US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage Backed Securities (MBS) (agency fixed-rate and hybrid ARM pass-through’s), Asset Backed Securities (ABS), and Commercial Mortgage Backed Securities (CMBS).
****The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the
United States.

Value Line Capital Appreciation Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS 66.3%
COMMUNICATION SERVICES 10.1%
	INTERNET 9.5%
90,000	Alphabet, Inc. Class A(1)	$10,773,000
400,000	Getty Images Holdings, Inc.(1)(2)	1,952,000
97,000	Match Group, Inc.(1)	4,059,450
42,000	Meta Platforms, Inc. Class A(1)	12,053,160
13,000	Netflix, Inc.(1)	5,726,370
37,000	Roku, Inc.(1)	2,366,520
260,000	Snap, Inc. Class A(1)	3,078,400
		40,008,900
	MEDIA 0.6%
30,000	Walt Disney Co.(1)	2,678,400
		42,687,300
CONSUMER DISCRETIONARY 11.7%
	APPAREL 0.6%
23,000	NIKE, Inc. Class B	2,538,510
	AUTO MANUFACTURERS 2.4%
220,000	Rivian Automotive, Inc. Class A(1)(2)	3,665,200
25,000	Tesla, Inc.(1)	6,544,250
		10,209,450
	ENTERTAINMENT 1.2%
100,000	DraftKings, Inc. Class A(1)	2,657,000
8,500	Vail Resorts, Inc.	2,139,960
		4,796,960
	INTERNET 3.9%
40,000	Alibaba Group Holding Ltd. ADR(1)(2)	3,334,000
71,000	Amazon.com, Inc.(1)	9,255,560
1,450	Booking Holdings, Inc.(1)	3,915,479
		16,505,039
	LODGING 0.7%
20,000	Hilton Worldwide Holdings, Inc.	2,911,000
	RETAIL 2.9%
9,100	Home Depot, Inc.	2,826,824
7,800	Lululemon Athletica, Inc.(1)	2,952,300
33,000	Starbucks Corp.	3,268,980
6,800	Ulta Beauty, Inc.(1)	3,200,046
		12,248,150
		49,209,109
CONSUMER STAPLES 1.1%
	BEVERAGES 0.6%
10,000	Constellation Brands, Inc. Class A	2,461,300
	COSMETICS/PERSONAL CARE 0.5%
12,000	Estee Lauder Cos., Inc. Class A	2,356,560
		4,817,860
ENERGY 3.3%
	OIL & GAS 3.3%
47,000	Diamondback Energy, Inc.	6,173,920
36,500	Pioneer Natural Resources Co.	7,562,070
		13,735,990
Shares		Value
COMMON STOCKS 66.3% (continued)
FINANCIALS 8.3%
	BANKS 3.4%
220,000	Bank of America Corp.	$6,311,800
8,500	Goldman Sachs Group, Inc.	2,741,590
36,000	JPMorgan Chase & Co.	5,235,840
		14,289,230
	COMMERCIAL SERVICES 0.6%
40,000	PayPal Holdings, Inc.(1)	2,669,200
	DIVERSIFIED FINANCIALS 3.7%
28,000	Blackstone, Inc.	2,603,160
33,000	Interactive Brokers Group, Inc. Class A	2,741,310
8,200	MasterCard, Inc. Class A	3,225,060
29,000	Visa, Inc. Class A	6,886,920
		15,456,450
	INTERNET 0.6%
270,000	Robinhood Markets, Inc. Class A(1)	2,694,600
		35,109,480
HEALTHCARE 9.1%
	BIOTECHNOLOGY 4.0%
42,000	BioMarin Pharmaceutical, Inc.(1)	3,640,560
300,000	Exelixis, Inc.(1)	5,733,000
54,000	Guardant Health, Inc.(1)	1,933,200
16,000	Vertex Pharmaceuticals, Inc.(1)	5,630,560
		16,937,320
	HEALTHCARE PRODUCTS 2.4%
80,000	Exact Sciences Corp.(1)	7,512,000
8,300	Insulet Corp.(1)	2,393,222
		9,905,222
	PHARMACEUTICALS 2.7%
33,000	DexCom, Inc.(1)	4,240,830
160,000	Revance Therapeutics, Inc.(1)	4,049,600
18,000	Zoetis, Inc.	3,099,780
		11,390,210
		38,232,752
INDUSTRIALS 4.6%
	AIRLINES 0.8%
76,000	Delta Air Lines, Inc.(1)	3,613,040
	ELECTRICAL EQUIPMENT 0.6%
16,000	Generac Holdings, Inc.(1)	2,386,080
	INTERNET 3.2%
200,000	Lyft, Inc. Class A(1)	1,918,000
270,000	Uber Technologies, Inc.(1)	11,655,900
		13,573,900
		19,573,020
INFORMATION TECHNOLOGY 17.5%
	COMPUTERS 2.6%
43,000	Apple, Inc.	8,340,710
19,000	Crowdstrike Holdings, Inc. Class A(1)	2,790,530
		11,131,240
	INTERNET 1.3%
37,000	Okta, Inc.(1)	2,565,950
See Notes to Financial Statements.

June 30, 2023

Shares		Value
COMMON STOCKS 66.3% (continued)
INFORMATION TECHNOLOGY 17.5% (continued)
	INTERNET 1.3% (continued)
42,000	Shopify, Inc. Class A(1)	$2,713,200
		5,279,150
	SEMICONDUCTORS 6.5%
44,000	Advanced Micro Devices, Inc.(1)	5,012,040
4,300	Broadcom, Inc.	3,729,949
35,000	Micron Technology, Inc.	2,208,850
22,500	NVIDIA Corp.	9,517,950
17,500	NXP Semiconductors NV	3,581,900
30,000	QUALCOMM, Inc.	3,571,200
		27,621,889
	SOFTWARE 7.1%
6,000	Intuit, Inc.	2,749,140
27,000	Microsoft Corp.	9,194,580
23,000	Salesforce, Inc.(1)	4,858,980
6,000	ServiceNow, Inc.(1)	3,371,820
32,000	Splunk, Inc.(1)	3,394,880
38,000	Twilio, Inc. Class A(1)	2,417,560
17,600	Workday, Inc. Class A(1)	3,975,664
		29,962,624
		73,994,903
REAL ESTATE 0.6%
	REITS 0.6%
14,000	American Tower Corp. REIT	2,715,160
TOTAL COMMON STOCKS (Cost $203,904,548)		280,075,574

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS 0.4%
$ 661,146	FHLMC, Series 2023-DNA1, Class M1A, REMIC, (SOFR30A + 2.10%), 7.17%, 3/25/43(3)(4)	662,417
316,161	FNMA, Series 2023-R02, Class 1M1, (SOFR30A + 2.30%), 7.37%, 1/25/43(3)(4)	317,345
692,606	FNMA, Series 2023-R04, Class 1M1, (SOFR30A + 2.30%), 7.37%, 5/25/43(3)(4)	695,873
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,674,394)		1,675,635
COMMERCIAL MORTGAGE-BACKED SECURITIES 0.5%
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	98,084
350,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class A2, 3.15%, 11/25/25	335,502
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	235,472
255,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	242,258
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	239,449
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 0.5% (continued)
$ 250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 10/25/28(4)	$240,619
531,340	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(4)	517,240
73,206	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	67,641
112,005	GNMA, Series 2013-12, Class B, 2.07%, 11/16/52(4)	104,050
2,587	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	2,581
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,296,635)		2,082,896
CORPORATE BONDS & NOTES 5.9%
BASIC MATERIALS 0.1%
	IRON/STEEL 0.1%
240,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	208,010
	MINING 0.0%
190,000	Freeport-McMoRan, Inc., Guaranteed Notes, 4.63%, 8/1/30(2)	179,027
		387,037
COMMUNICATIONS 0.6%
	INTERNET 0.1%
200,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30(2)	174,070
250,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28(2)	247,242
		421,312
	MEDIA 0.1%
250,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	245,162
250,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	243,710
		488,872
	TELECOMMUNICATIONS 0.4%
350,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33	274,917
250,000	Bell Canada Co. (The), 5.10%, 5/11/33(2)	246,932
275,000	Cisco Systems, Inc., 2.50%, 9/20/26	257,609
250,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	242,043
250,000	T-Mobile USA, Inc., Guaranteed Notes, 3.50%, 4/15/31	220,600
250,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(2)	200,709
		1,442,810
		2,352,994
CONSUMER, CYCLICAL 0.8%
	AUTO MANUFACTURERS 0.2%
250,000	American Honda Finance Corp. MTN, 1.20%, 7/8/25	230,052
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 5.9% (continued)
CONSUMER, CYCLICAL 0.8% (continued)
	AUTO MANUFACTURERS 0.2% (continued)
$ 200,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30	$161,815
195,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	181,325
250,000	General Motors Financial Co., Inc., Senior Unsecured Notes, 5.00%, 4/9/27	243,280
		816,472
	HOME BUILDERS 0.1%
242,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27	238,418
190,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	186,400
		424,818
	LODGING 0.1%
250,000	Hyatt Hotels Corp., Senior Unsecured Notes, 1.80%, 10/1/24	237,947
250,000	Marriott International, Inc., 4.90%, 4/15/29	243,236
		481,183
	RETAIL 0.4%
250,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	237,908
250,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32(2)	201,780
225,000	Dollar General Corp., Senior Unsecured Notes, 3.50%, 4/3/30(2)	201,765
250,000	Lowe's Cos., Inc., 5.15%, 7/1/33	249,909
250,000	McDonald's Corp., Senior Unsecured Notes, 4.60%, 9/9/32(2)	247,623
200,000	O'Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	189,251
250,000	Target Corp., 4.50%, 9/15/32(2)	243,955
250,000	TJX Cos., Inc. (The), 2.25%, 9/15/26	230,639
		1,802,830
		3,525,303
CONSUMER, NON-CYCLICAL 1.3%
	AGRICULTURE 0.0%
250,000	Archer-Daniels-Midland Co., 3.25%, 3/27/30(2)	229,042
	BEVERAGES 0.2%
250,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(2)	254,196
250,000	Constellation Brands, Inc., 2.25%, 8/1/31	204,295
250,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	239,366
175,000	Diageo Capital PLC, Guaranteed Notes, 2.00%, 4/29/30(2)	147,474
		845,331
	BIOTECHNOLOGY 0.1%
230,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27(2)	208,963
250,000	Gilead Sciences, Inc., 4.60%, 9/1/35(2)	240,710
Principal Amount		Value
CORPORATE BONDS & NOTES 5.9% (continued)
CONSUMER, NON-CYCLICAL 1.3% (continued)
	BIOTECHNOLOGY 0.1% (continued)
$ 250,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	$199,267
		648,940
	COMMERCIAL SERVICES 0.1%
250,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26(2)	232,287
250,000	Service Corp. International, Senior Unsecured Notes, 4.00%, 5/15/31	214,008
		446,295
	HEALTHCARE PRODUCTS 0.1%
275,000	Stryker Corp., 3.38%, 11/1/25	263,147
	HEALTHCARE SERVICES 0.3%
250,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	230,109
250,000	Elevance Health, Inc., 4.75%, 2/15/33	242,814
250,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	247,808
250,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	219,070
250,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	234,305
		1,174,106
	PHARMACEUTICALS 0.5%
240,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	224,219
250,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30	201,150
250,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27(2)	237,694
250,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30	199,483
250,000	Eli Lilly & Co., 4.70%, 2/27/33(2)	253,277
225,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	201,620
350,000	Novartis Capital Corp., Guaranteed Notes, 2.75%, 8/14/50(2)	254,782
250,000	Pfizer Investment Enterprises Pte. Ltd., 4.65%, 5/19/30	247,016
190,000	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	143,819
		1,963,060
		5,569,921
ENERGY 0.6%
	OIL & GAS 0.3%
175,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	163,014
185,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30(2)	180,898
250,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27(2)	239,774
250,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25(2)	246,818
345,000	Shell International Finance BV, 2.75%, 4/6/30	308,054
		1,138,558
See Notes to Financial Statements.

June 30, 2023

Principal Amount		Value
CORPORATE BONDS & NOTES 5.9% (continued)
ENERGY 0.6% (continued)
	PIPELINES 0.3%
$ 225,000	Boardwalk Pipelines LP, Guaranteed Notes, 4.95%, 12/15/24	$221,330
250,000	Enbridge, Inc., Guaranteed Notes, 2.50%, 8/1/33	195,238
225,000	Energy Transfer LP, 5.25%, 4/15/29	219,654
250,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	229,209
200,000	Targa Resources Corp., Guaranteed Notes, 5.20%, 7/1/27	196,356
250,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 4.25%, 5/15/28	238,490
		1,300,277
		2,438,835
FINANCIAL 1.8%
	BANKS 0.9%
250,000	Bank of America Corp., (SOFR + 2.16%), 5.02%, 7/22/33(2)(4)	244,561
200,000	Bank of New York Mellon Corp., (SOFR + 1.51%), 4.71%, 2/1/34(4)	192,088
250,000	Citigroup, Inc., Senior Unsecured Notes, (SOFR + 1.16%), 3.35%, 4/24/25(4)	244,392
250,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	231,148
250,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, 2/25/26	239,956
275,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26(2)	264,748
250,000	JPMorgan Chase & Co., Senior Unsecured Notes, (SOFR + 1.64%), 3.96%, 11/15/48(4)	205,527
150,000	KeyCorp, Senior Unsecured Notes, 2.55%, 10/1/29(2)	113,195
225,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	221,468
200,000	Morgan Stanley, (SOFR + 2.56%), 6.34%, 10/18/33(4)	212,761
250,000	National Australia Bank Ltd., 5.20%, 5/13/25(2)	249,461
175,000	NatWest Group PLC, (1 yr. CMT + 1.35%), 5.85%, 3/2/27(4)	173,083
200,000	Northern Trust Corp., Senior Unsecured Notes, 1.95%, 5/1/30(2)	164,426
200,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, (SOFR + 0.98%), 2.31%, 4/23/32(2)(4)	162,309
265,000	Royal Bank of Canada, 5.00%, 2/1/33	259,712
175,000	Synovus Bank, 5.63%, 2/15/28	158,110
275,000	Toronto-Dominion Bank (The), 4.46%, 6/8/32(2)	260,959
200,000	Wells Fargo & Co., Senior Unsecured Notes, (SOFR + 1.32%), 6.37%, 4/25/26(4)	201,370
		3,799,274
Principal Amount		Value
CORPORATE BONDS & NOTES 5.9% (continued)
FINANCIAL 1.8% (continued)
	DIVERSIFIED FINANCIALS 0.4%
$ 175,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	$157,081
200,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	184,571
200,000	Ally Financial, Inc., Senior Unsecured Notes, 4.75%, 6/9/27(2)	185,665
270,000	American Express Co., 4.90%, 2/13/26	267,228
250,000	BlackRock, Inc., 4.75%, 5/25/33	245,654
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	240,913
250,000	Visa, Inc., Senior Unsecured Notes, 2.05%, 4/15/30	214,109
		1,495,221
	INSURANCE 0.1%
225,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30	206,416
250,000	CNA Financial Corp., 3.45%, 8/15/27	231,662
200,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67%), 5.70%, 9/15/48(4)	193,058
		631,136
	REITS 0.4%
250,000	American Tower Corp., 5.50%, 3/15/28	248,261
200,000	AvalonBay Communities, Inc., Senior Unsecured Notes, 2.45%, 1/15/31(2)	168,261
200,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31(2)	162,839
200,000	Kimco Realty Corp., Senior Unsecured Notes, 2.25%, 12/1/31	155,645
200,000	Life Storage LP, Guaranteed Notes, 2.20%, 10/15/30	160,013
200,000	Prologis LP, Senior Unsecured Notes, 2.25%, 4/15/30	169,513
200,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28(2)	188,167
250,000	Weyerhaeuser Co., 4.75%, 5/15/26	245,565
		1,498,264
		7,423,895
INDUSTRIAL 0.3%
	BUILDING MATERIALS 0.0%
250,000	Vulcan Materials Co., Senior Unsecured Notes, 3.50%, 6/1/30	225,858
	ELECTRONICS 0.1%
180,000	Amphenol Corp., Senior Unsecured Notes, 2.20%, 9/15/31	146,561
200,000	Flex Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	195,264
		341,825
	MACHINERY - DIVERSIFIED 0.1%
250,000	John Deere Capital Corp. MTN, 4.95%, 6/6/25	249,517
	MISCELLANEOUS MANUFACTURERS 0.0%
250,000	Teledyne Technologies, Inc., 2.25%, 4/1/28	218,151
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 5.9% (continued)
INDUSTRIAL 0.3% (continued)
	TRANSPORTATION 0.1%
$ 250,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	$184,429
200,000	Union Pacific Corp., Senior Unsecured Notes, 3.25%, 2/5/50	149,398
		333,827
		1,369,178
TECHNOLOGY 0.4%
	COMPUTERS 0.1%
275,000	Apple, Inc., 4.65%, 2/23/46	271,299
220,000	Dell International LLC/EMC Corp., Senior Unsecured Notes, 4.90%, 10/1/26(2)	218,437
		489,736
	SEMICONDUCTORS 0.2%
250,000	Analog Devices, Inc., Senior Unsecured Notes, 2.80%, 10/1/41	185,657
250,000	Broadcom, Inc., 4.30%, 11/15/32	229,320
250,000	NVIDIA Corp., 3.50%, 4/1/40	214,023
		629,000
	SOFTWARE 0.1%
225,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	197,372
250,000	Oracle Corp., 6.25%, 11/9/32	265,373
		462,745
		1,581,481
UTILITIES 0.0%
	ELECTRIC 0.0%
175,000	Duke Energy Corp., Senior Unsecured Notes, 4.50%, 8/15/32	164,988
TOTAL CORPORATE BONDS & NOTES (Cost $26,554,693)		24,813,632
LONG-TERM MUNICIPAL SECURITIES 0.4%
	MASSACHUSETTS 0.1%
350,000	Commonwealth of Massachusetts, Series A, 3.77%, 7/15/29	333,014
	NEW MEXICO 0.0%
335,000	City of Albuquerque, Series A, 2.49%, 7/1/35	259,905
	TEXAS 0.1%
175,000	City of Houston TX Combined Utility System Revenue, Refunding Revenue Bonds, Series D, 1.97%, 11/15/34	131,632
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, Series C, 4.45%, 11/15/43	224,854
		356,486
	UTAH 0.0%
225,000	Intermountain Power Agency, Series B, 4.46%, 7/1/34	218,096
	VIRGINIA 0.1%
340,000	Virginia Resources Authority, Series C, 2.45%, 11/1/27	311,361
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 0.4% (continued)
	WASHINGTON 0.1%
$ 250,000	City of Tacoma, GO, 5.89%, 12/1/30	$264,481
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,825,871)		1,743,343
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.4%
67,186	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	61,487
6,622	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	6,659
83,191	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	75,186
816,089	FHLMC Pool #QD2419, 3.00%, 12/1/51	725,520
1,901,862	FHLMC Pool #QF1236, 4.50%, 10/1/52	1,828,797
184,600	FHLMC Pool #RA6817, 2.50%, 2/1/52	157,524
612,951	FHLMC Pool #SB8215, 4.00%, 3/1/38	591,592
426,529	FHLMC Pool #SD8093, 3.50%, 9/1/50	391,621
1,074,362	FHLMC Pool #SD8108, 3.00%, 11/1/50	950,766
2,015,810	FHLMC Pool #SD8255, 3.50%, 10/1/52	1,837,298
2,462,750	FHLMC Pool #SD8256, 4.00%, 10/1/52	2,311,454
2,311,984	FHLMC Pool #SD8266, MBS, 4.50%, 11/1/52	2,223,047
1,788,039	FHLMC Pool #SD8300, 5.50%, 2/1/53	1,779,621
326	FNMA Pool #AH3226, 5.00%, 2/1/41	328
104,813	FNMA Pool #AL0657, 5.00%, 8/1/41	105,565
87,933	FNMA Pool #AQ1853, 3.00%, 11/1/42	79,382
111,841	FNMA Pool #AU5409, 3.00%, 8/1/43	100,966
550,543	FNMA Pool #CA5540, 3.00%, 4/1/50	490,547
974,336	FNMA Pool #CB5892, 4.50%, 3/1/53	936,841
154,571	FNMA Pool #FM2202, 4.00%, 12/1/48	147,370
351,897	FNMA Pool #FM4140, 2.50%, 9/1/50	301,466
117,907	FNMA Pool #FM9760, 3.50%, 11/1/51	107,655
142,103	FNMA Pool #FM9834, 3.50%, 6/1/49	130,929
1,496,271	FNMA Pool #FS3526, 4.00%, 12/1/52	1,404,505
184,397	FNMA Pool #MA4222, 3.50%, 12/1/50	169,506
2,273,623	FNMA Pool #MA4512, 2.50%, 1/1/52	1,927,989
1,968,086	FNMA Pool #MA4978, 5.00%, 4/1/53	1,928,300
4,099,606	FNMA Pool #MA4979, 5.50%, 4/1/53	4,080,305
34,211	FNMA REMIC Trust Series 2013-18, Series 2013-18, Class AE, 2.00%, 3/25/28	32,173
1,340,183	GNMA, Series 2021-98, Class IG, IO, 3.00%, 6/20/51	197,504
51,338	GNMA II Pool #MA1521, 3.50%, 12/20/43	48,341
89,532	GNMA II Pool #MA1839, 4.00%, 4/20/44	86,932
98,731	GNMA II Pool #MA4836, 3.00%, 11/20/47	89,381
238,847	GNMA II Pool #MA7054, 3.50%, 12/20/50	222,411
1,860,688	GNMA II Pool #MA7651, 3.50%, 10/20/51	1,717,225
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $28,652,224)		27,246,193
U.S. TREASURY OBLIGATIONS 10.8%
3,500,000	U.S. Treasury Bonds, 3.50%, 2/15/39	3,352,891
1,750,000	U.S. Treasury Bonds, 1.13%, 5/15/40	1,134,424
1,450,000	U.S. Treasury Bonds, 2.75%, 8/15/42	1,194,777
2,950,000	U.S. Treasury Bonds, 2.88%, 5/15/43	2,467,514
1,500,000	U.S. Treasury Bonds, 3.88%, 5/15/43	1,463,672
2,250,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,897,119
See Notes to Financial Statements.

June 30, 2023

Principal Amount		Value
U.S. TREASURY OBLIGATIONS 10.8% (continued)
$ 1,438,000	U.S. Treasury Bonds, 2.25%, 8/15/49	$1,044,741
2,900,000	U.S. Treasury Bonds, 2.88%, 5/15/52	2,403,262
12,000,000	U.S. Treasury Notes, 1.25%, 7/31/23	11,963,194
650,000	U.S. Treasury Notes, 2.25%, 3/31/24	634,791
2,250,000	U.S. Treasury Notes, 3.00%, 9/30/25	2,165,537
1,000,000	U.S. Treasury Notes, 0.63%, 3/31/27	873,047
912,000	U.S. Treasury Notes, 2.25%, 8/15/27	843,066
1,000,000	U.S. Treasury Notes, 1.25%, 3/31/28	875,234
4,000,000	U.S. Treasury Notes, 1.63%, 8/15/29	3,487,969
750,000	U.S. Treasury Notes, 3.50%, 1/31/30	727,764
1,000,000	U.S. Treasury Notes, 1.50%, 2/15/30	856,484
2,000,000	U.S. Treasury Notes, 1.13%, 2/15/31	1,644,687
4,500,000	U.S. Treasury Notes, 2.75%, 8/15/32	4,125,410
2,500,000	U.S. Treasury Notes, 3.38%, 5/15/33	2,410,937
TOTAL U.S. TREASURY OBLIGATIONS (Cost $47,611,761)		45,566,520

Shares		Value
SHORT-TERM INVESTMENTS 10.3%
	MONEY MARKET FUNDS 10.3%
41,678,127	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.03%(5)	41,678,127
1,816,093	State Street Navigator Securities Lending Government Money Market Portfolio(6)	1,816,093
		43,494,220
TOTAL SHORT-TERM INVESTMENTS (Cost $43,494,220)		43,494,220
TOTAL INVESTMENTS IN SECURITIES 101.0% (Cost $356,014,346)		$426,698,013
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (1.0)%		(4,368,849)
NET ASSETS 100.0%		$422,329,164

(1)	Non-income producing.
(2)	A portion or all of the security was held on loan. As of June 30, 2023, the market value of the securities on loan was $13,294,382.
(3)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(4)
Floating or variable rate security. The rate disclosed is
the rate in effect as of June 30, 2023. The information in
parentheses represents the benchmark and reference
rate for each relevant security and the rate adjusts based
upon the reference rate and spread. The security may be
further subject to interest rate floor and caps. For
securities which do not indicate a reference rate and
spread in their descriptions, the interest rate adjusts
periodically based on current interest rates and, for
mortgage-backed securities, prepayments in the
underlying pool of assets.

(5)	Rate reflects 7 day yield as of June 30, 2023.
(6)
Securities with an aggregate market value of
$13,294,382 were out on loan in exchange for
$1,816,093 of cash collateral as of June 30, 2023. The
collateral was invested in a cash collateral reinvestment
vehicle.

ADR	American Depositary Receipt.
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.
LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.
REITs	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
The following table summarizes the inputs used to value the Fund's investments in securities as of June 30, 2023 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$280,075,574	$—	$—	$280,075,574
Collateralized Mortgage Obligations	—	1,675,635	—	1,675,635
Commercial Mortgage-Backed Securities	—	2,082,896	—	2,082,896
Corporate Bonds & Notes*	—	24,813,632	—	24,813,632
Long-Term Municipal Securities*	—	1,743,343	—	1,743,343
Residential Mortgage-Backed Securities	—	27,246,193	—	27,246,193
U.S. Treasury Obligations	—	45,566,520	—	45,566,520
Short-Term Investments	43,494,220	—	—	43,494,220
Total Investments in Securities	$323,569,794	$103,128,219	$—	$426,698,013

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Value Line Core Bond Fund

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the six months ended June 30, 2023.
How did the Fund perform during the semiannual period?
The Fund generated a total return of 1.73% during the six months ended June 30, 2023. This compares to the 2.09% return of the Fund’s benchmark, the Bloomberg US Aggregate Bond Index (the “Bloomberg Index”), during the same semiannual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the six-month reporting period?
The Fund posted positive absolute returns but modestly underperformed its benchmark on a relative basis due primarily to duration and yield curve positioning and to issue selection overall. Sector allocation decisions as a whole contributed positively.
Which fixed income market sectors most significantly affected Fund performance?
During the semiannual period, issue selection within the corporate bond sector detracted most. More specifically, the Fund’s focus on the short- and intermediate-term segments of the corporate yield curve hurt, as bonds with longer-term maturities were the best performers during the semiannual period. Having an overweighted allocation to and issue selection within the securitized sector also hurt, as these assets tend to be of short duration and higher quality, both segments of the fixed income market that lagged. Finally, the Fund maintained an approximately 2.3% position in cash, which, though modest, hurt during a period when virtually all fixed income sectors posted positive absolute returns.
Conversely, having an underweighted allocation to and effective stock selection among U.S. Treasuries, with an emphasis on longer-duration securities, contributed positively to the Fund’s relative performance. Having an overweight to the corporate bond sector added value, though it was more than offset by weak issue selection within the sector. Additionally, though a modest allocation within the Fund’s portfolio, having an out-of-benchmark position in taxable municipal bonds during the semiannual period, proved a solid positive contributor to relative results given their long average duration.
What was the Fund’s duration strategy?
Duration positioning in the Fund detracted from its relative performance, as the Fund generally held a duration stance modestly shorter than that of the Bloomberg Index during the semiannual period based on our expectations that the yield curve’s marked inversion would start to normalize as the U.S. Federal Reserve (Fed) neared the end of its tightening cycle. However, as the yield curve grew even more inverted during the semiannual period, the Fund’s short duration positioning dampened results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Overall, yield curve positioning detracted from the Fund’s relative performance during the semiannual period. The Fund was positioned with an underweight to long-dated bonds, i.e. those with maturities of 30 years, and an overweight to shorter-maturity bonds in our anticipation of a normalization of a significantly inverted yield curve. However, as the yield curve grew increasingly inverted during the semiannual period, long-dated bonds outperformed bonds with short-term and intermediate-term maturities.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Were there any notable changes in the Fund’s weightings during the semiannual period?
During the semiannual period, we maintained the Fund’s overweight to corporate bonds but within the allocation, we focused on higher quality securities as the default rate within the sector edged higher. Within the corporate bond sector, we also reduced the Fund’s overall exposure to regional banks. Additionally, we added to the Fund’s allocation to mortgage-backed securities with an emphasis on higher-coupon securities. These securities performed well during the semiannual period largely because there was a

Value Line Core Bond Fund (continued)

reduced likelihood of prepayment as interest rates were rising. We reduced the Fund’s exposure to U.S. Treasuries and used the proceeds for the purchase of the mortgage-backed securities as we sought to add yield. By the end of the semiannual period, we moderately extended the Fund’s duration compared to that of the Bloomberg Index, bringing it closer to a neutral stance.
How was the Fund positioned relative to its benchmark index at the end of June 2023?
At the end of June 2023, the Fund remained overweight relative to the Bloomberg Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Index in U.S. Treasuries. The Fund was overweight securitized assets overall, including commercial mortgage-backed securities. But within the sector, the Fund’s underweighted allocation relative to the Bloomberg Index in mortgage-backed securities shifted to a rather neutral position. The Fund also maintained exposure to high yield corporate bonds and to taxable municipal bonds, each not a component of the Bloomberg Index.
What is your tactical view and strategy for the months ahead?
At the end of June 2023, we believed the Fed’s stance going forward would likely be the primary determinant of fixed income market performance. Significant progress appears to have been made by the Fed in combatting inflation, but if data begins to refute that progress and if the Fed deviates from what is widely expected to be two additional interest rate hikes by year end, we intend to re-evaluate the Fund’s duration and sector positioning. At the end of the semiannual period, we expected the inverted yield curve to normalize in the months ahead, with shorter-term yields declining. Another major factor we were monitoring were technicals, or supply and demand conditions. At the end of the semiannual period, we maintained our positive view on corporate bonds given what we saw as the sector’s attractive yield and its strong technicals. New issuance slowed during the first half of 2023 and demand remained robust for most new issues. Within the sector, we also intended to continue to focus on larger issues to enhance trading liquidity. Further, we remained mindful of credit quality based on the rising default rate.
In regularly evaluating the Fund’s sector allocations and duration and yield curve positioning, we will, of course, also closely monitor any notable movements in economic growth, inflation or labor market conditions, as these factors, too, will likely impact the fixed income markets strongly in the months ahead.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2023 (unaudited)

Ten Largest Holdings*
Issue	Principal Amount	Value	Percentage of Net Assets
U.S. Treasury Bonds, 2.25%, 8/15/49	1,930,000	$1,402,190	3.6%
U.S. Treasury Notes, 2.25%, 11/15/24	1,135,000	1,089,955	2.8%
FNMA Pool #BX7762, 5.00%, 3/1/53	1,066,340	1,044,828	2.7%
FNMA Pool #MA4979, 5.50%, 4/1/53	1,024,902	1,020,076	2.6%
FNMA Pool #FM9834, 3.50%, 6/1/49	1,101,300	1,014,701	2.6%
FHLMC Pool #SD8300, 5.50%, 2/1/53	1,014,833	1,010,055	2.6%
FHLMC Pool #SD8256, 4.00%, 10/1/52	1,028,560	965,372	2.5%
FNMA Pool #CB5892, 4.50%, 3/1/53	813,571	782,262	2.0%
FHLMC Pool #QF1236, 4.50%, 10/1/52	794,027	763,523	1.9%
U.S. Treasury Notes, 3.38%, 5/15/33	700,000	675,063	1.7%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2023 (unaudited) (continued)

Coupon Distribution
Percentage of Total Investments In Securities*
Less than 4%	59.3%
4 - 4.99%	22.4%
5 - 5.99%	14.5%
6 - 6.99%	1.3%
Greater or equal to 7%	2.5%
Total	100.0%

*	Excludes short-term investments, if any.
Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2023)
	6 Mos	1 Yr	5 Yrs	10 Yrs
Value Line Core Bond Fund	1.73%	(1.26%)	0.15%	0.84%
Bloomberg US Aggregate Bond Index***	2.09%	(0.94%)	0.77%	1.52%
**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***
The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthrough’s), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this Index.

Value Line Core Bond Fund
Schedule of Investments (unaudited)

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS 2.4%
$ 311,715	FHLMC, Series 2023-DNA1, Class M1A, REMIC, (SOFR30A + 2.10%), 7.17%, 3/25/43(1)(2)	$312,313
313,451	FNMA, Series 2023-R02, Class 1M1, (SOFR30A + 2.30%), 7.37%, 1/25/43(1)(2)	314,625
326,547	FNMA, Series 2023-R04, Class 1M1, (SOFR30A + 2.30%), 7.37%, 5/25/43(1)(2)	328,088
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $954,750)		955,026
COMMERCIAL MORTGAGE-BACKED SECURITIES 5.2%
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	147,126
180,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	168,514
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K061, Class A2, 3.35%, 11/25/26(2)	237,678
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K063, Class A2, 3.43%, 1/25/27(2)	191,112
300,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2, 3.19%, 9/25/27(2)	282,957
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K092, Class A2, 3.30%, 4/25/29	187,383
450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K103, Class A2, 2.65%, 11/25/29	402,634
175,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.86%, 2/25/48(1)(2)	167,987
137,666	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	114,043
102,488	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	94,698
34,549	Sequoia Mortgage Trust, Series 2004-8, Class A1, (1-month LIBOR + 0.70%), 5.86%, 9/20/34(2)	30,415
33,871	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	32,913
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,392,300)		2,057,460
CORPORATE BONDS & NOTES 35.0%
BASIC MATERIALS 0.7%
	IRON/STEEL 0.4%
165,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	143,007
	MINING 0.3%
145,000	Freeport-McMoRan, Inc., Guaranteed Notes, 4.63%, 8/1/30(3)	136,626
		279,633
COMMUNICATIONS 3.6%
	INTERNET 0.7%
150,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30(3)	130,553
Principal Amount		Value
CORPORATE BONDS & NOTES 35.0% (continued)
COMMUNICATIONS 3.6% (continued)
	INTERNET 0.7% (continued)
$ 150,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28(3)	$148,345
		278,898
	MEDIA 0.8%
150,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	147,097
175,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	169,553
		316,650
	TELECOMMUNICATIONS 2.1%
150,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33	117,821
150,000	Bell Canada Co. (The), 5.10%, 5/11/33	148,159
150,000	Cisco Systems, Inc., 2.50%, 9/20/26	140,514
150,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	145,226
150,000	T-Mobile USA, Inc., Guaranteed Notes, 3.50%, 4/15/31	132,360
175,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(3)	140,497
		824,577
		1,420,125
CONSUMER, CYCLICAL 4.7%
	AUTO MANUFACTURERS 1.1%
175,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30	141,588
170,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	158,079
150,000	General Motors Financial Co., Inc., Senior Unsecured Notes, 5.00%, 4/9/27	145,968
		445,635
	HOME BUILDERS 0.8%
152,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27	149,750
150,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	147,158
		296,908
	LODGING 0.7%
150,000	Hyatt Hotels Corp., Senior Unsecured Notes, 1.80%, 10/1/24	142,768
150,000	Marriott International, Inc., 4.90%, 4/15/29	145,942
		288,710
	RETAIL 2.1%
150,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	142,744
175,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32(3)	141,246
150,000	Dollar General Corp., Senior Unsecured Notes, 3.50%, 4/3/30	134,510
125,000	Lowe's Cos., Inc., 5.15%, 7/1/33	124,955
150,000	McDonald's Corp., Senior Unsecured Notes, 4.60%, 9/9/32(3)	148,574
See Notes to Financial Statements.

June 30, 2023

Principal Amount		Value
CORPORATE BONDS & NOTES 35.0% (continued)
CONSUMER, CYCLICAL 4.7% (continued)
	RETAIL 2.1% (continued)
$ 150,000	O'Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	$141,938
		833,967
		1,865,220
CONSUMER, NON-CYCLICAL 7.5%
	BEVERAGES 1.3%
150,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(3)	152,517
150,000	Constellation Brands, Inc., 2.25%, 8/1/31	122,577
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	143,619
125,000	Diageo Capital PLC, Guaranteed Notes, 2.00%, 4/29/30(3)	105,339
		524,052
	BIOTECHNOLOGY 0.7%
160,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27(3)	145,365
150,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	119,561
		264,926
	COMMERCIAL SERVICES 0.7%
150,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26(3)	139,372
155,000	Service Corp. International, Senior Unsecured Notes, 4.00%, 5/15/31	132,685
		272,057
	HEALTHCARE PRODUCTS 0.3%
150,000	Stryker Corp., 3.38%, 11/1/25	143,535
	HEALTHCARE SERVICES 1.8%
150,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	138,066
150,000	Elevance Health, Inc., 4.75%, 2/15/33	145,688
150,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	148,685
150,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	131,442
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	140,583
		704,464
	PHARMACEUTICALS 2.7%
150,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	140,136
150,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30	120,690
150,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27(3)	142,616
150,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30	119,690
150,000	Eli Lilly & Co., 4.70%, 2/27/33(3)	151,966
175,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	156,816
160,000	Novartis Capital Corp., Guaranteed Notes, 2.75%, 8/14/50(3)	116,472
Principal Amount		Value
CORPORATE BONDS & NOTES 35.0% (continued)
CONSUMER, NON-CYCLICAL 7.5% (continued)
	PHARMACEUTICALS 2.7% (continued)
$ 140,000	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	$105,972
		1,054,358
		2,963,392
ENERGY 3.2%
	OIL & GAS 1.1%
150,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	139,726
150,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	143,864
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25(3)	148,091
		431,681
	PIPELINES 2.1%
125,000	Boardwalk Pipelines LP, Guaranteed Notes, 4.95%, 12/15/24	122,961
150,000	Enbridge, Inc., Guaranteed Notes, 2.50%, 8/1/33	117,143
150,000	Energy Transfer LP, 5.25%, 4/15/29	146,437
150,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	137,525
150,000	Targa Resources Corp., Guaranteed Notes, 5.20%, 7/1/27	147,267
150,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 4.25%, 5/15/28	143,094
		814,427
		1,246,108
FINANCIAL 10.9%
	BANKS 5.8%
150,000	Bank of America Corp., (SOFR + 2.16%), 5.02%, 7/22/33(2)	146,737
150,000	Bank of New York Mellon Corp., (SOFR + 1.51%), 4.71%, 2/1/34	144,066
160,000	Citigroup, Inc., Senior Unsecured Notes, (SOFR + 1.16%), 3.35%, 4/24/25(2)	156,411
155,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	143,312
175,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, 2/25/26	167,969
150,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	144,408
175,000	JPMorgan Chase & Co., Senior Unsecured Notes, (SOFR + 1.64%), 3.96%, 11/15/48(2)	143,869
175,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	172,253
150,000	Morgan Stanley, (SOFR + 2.56%), 6.34%, 10/18/33(2)	159,571
150,000	NatWest Group PLC, (1 yr. CMT + 1.35%), 5.85%, 3/2/27(2)	148,357
150,000	Northern Trust Corp., Senior Unsecured Notes, 1.95%, 5/1/30(3)	123,319
150,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, (SOFR + 0.98%), 2.31%, 4/23/32(2)(3)	121,732
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 35.0% (continued)
FINANCIAL 10.9% (continued)
	BANKS 5.8% (continued)
$ 160,000	Royal Bank of Canada, 5.00%, 2/1/33	$156,807
150,000	Synovus Bank, 5.63%, 2/15/28	135,523
200,000	Wells Fargo & Co., Senior Unsecured Notes, (SOFR + 1.32%), 6.37%, 4/25/26(2)	201,370
		2,265,704
	DIVERSIFIED FINANCIALS 1.9%
175,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	157,081
150,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	138,428
160,000	Ally Financial, Inc., Senior Unsecured Notes, 4.75%, 6/9/27(3)	148,533
130,000	American Express Co., 4.90%, 2/13/26	128,665
165,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	159,002
		731,709
	INSURANCE 0.6%
150,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30	137,611
125,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67%), 5.70%, 9/15/48(2)	120,661
		258,272
	REITS 2.6%
150,000	American Tower Corp., 5.50%, 3/15/28	148,956
125,000	AvalonBay Communities, Inc., Senior Unsecured Notes, 2.45%, 1/15/31	105,163
150,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	122,129
150,000	Kimco Realty Corp., Senior Unsecured Notes, 2.25%, 12/1/31	116,734
150,000	Life Storage LP, Guaranteed Notes, 2.20%, 10/15/30	120,010
140,000	Prologis LP, Senior Unsecured Notes, 2.25%, 4/15/30	118,659
150,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	141,126
150,000	Weyerhaeuser Co., 4.75%, 5/15/26	147,339
		1,020,116
		4,275,801
INDUSTRIAL 1.6%
	BUILDING MATERIALS 0.3%
150,000	Vulcan Materials Co., Senior Unsecured Notes, 3.50%, 6/1/30	135,515
	ELECTRONICS 0.7%
160,000	Amphenol Corp., Senior Unsecured Notes, 2.20%, 9/15/31	130,276
150,000	Flex Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	146,448
		276,724
	TRANSPORTATION 0.6%
150,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	110,657
Principal Amount		Value
CORPORATE BONDS & NOTES 35.0% (continued)
INDUSTRIAL 1.6% (continued)
	TRANSPORTATION 0.6% (continued)
$ 150,000	Union Pacific Corp., Senior Unsecured Notes, 3.25%, 2/5/50	$112,049
		222,706
		634,945
TECHNOLOGY 2.4%
	COMPUTERS 0.7%
150,000	Apple, Inc., 4.65%, 2/23/46	147,981
130,000	Dell International LLC/EMC Corp., Senior Unsecured Notes, 4.90%, 10/1/26	129,076
		277,057
	SEMICONDUCTORS 0.9%
125,000	Analog Devices, Inc., Senior Unsecured Notes, 2.80%, 10/1/41	92,829
150,000	Broadcom, Inc., 4.30%, 11/15/32	137,592
150,000	NVIDIA Corp., 3.50%, 4/1/40	128,414
		358,835
	SOFTWARE 0.8%
150,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	131,581
150,000	Oracle Corp., 6.25%, 11/9/32	159,224
		290,805
		926,697
UTILITIES 0.4%
	ELECTRIC 0.4%
150,000	Duke Energy Corp., Senior Unsecured Notes, 4.50%, 8/15/32	141,418
TOTAL CORPORATE BONDS & NOTES (Cost $15,034,169)		13,753,339
LONG-TERM MUNICIPAL SECURITIES 2.2%
	CONNECTICUT 0.3%
125,000	Hartford County Metropolitan District Clean Water Project Revenue, Series B, 2.17%, 4/1/34	98,414
	DISTRICT OF COLUMBIA 0.5%
200,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, Series F, 4.91%, 12/1/23	199,349
	OREGON 0.3%
145,000	State of Oregon, Series C, GO, 2.38%, 5/1/36	110,982
	TEXAS 1.1%
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, Series C, 4.45%, 11/15/43	449,708
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $969,543)		858,453
U.S. GOVERNMENT AGENCY OBLIGATIONS 0.6%
250,000	FNMA, 2.63%, 9/6/24(3)	242,589
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $250,364)		242,589
See Notes to Financial Statements.

June 30, 2023

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 28.0%
$ 20,298	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	$20,093
83,370	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	81,444
34,272	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	32,128
7,439	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	7,350
17,226	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	16,147
19,163	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	18,332
36,423	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	34,141
115,174	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	104,095
145,371	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	139,116
49,539	FHLMC Gold Pool #Q57991, 4.00%, 8/1/48	47,285
176,918	FHLMC Pool #QB2958, 3.00%, 9/1/50	156,454
188,653	FHLMC Pool #QB5314, 2.50%, 11/1/50	160,968
225,451	FHLMC Pool #QB8153, 2.50%, 1/1/51	192,441
794,027	FHLMC Pool #QF1236, 4.50%, 10/1/52	763,523
137,579	FHLMC Pool #SD8023, 2.50%, 11/1/49	117,522
152,184	FHLMC Pool #SD8163, 3.50%, 8/1/51	139,106
435,110	FHLMC Pool #SD8173, 2.50%, 10/1/51	369,755
1,028,560	FHLMC Pool #SD8256, 4.00%, 10/1/52	965,372
1,014,833	FHLMC Pool #SD8300, 5.50%, 2/1/53	1,010,055
49,791	FNMA Pool #AB2346, 4.50%, 2/1/41	49,170
28,876	FNMA Pool #AB5231, 2.50%, 5/1/27	27,552
28,296	FNMA Pool #AB5716, 3.00%, 7/1/27	27,165
46,809	FNMA Pool #AI4285, 5.00%, 6/1/41	47,121
214,615	FNMA Pool #AR6394, 3.00%, 2/1/43	193,749
59,816	FNMA Pool #AS5892, 3.50%, 10/1/45	55,632
19,635	FNMA Pool #AS6102, 3.50%, 11/1/45	18,262
35,366	FNMA Pool #AS6205, 3.50%, 11/1/45	32,892
25,724	FNMA Pool #AS6385, 4.00%, 12/1/45	24,560
66,865	FNMA Pool #AS9562, 3.00%, 5/1/47	59,807
75,350	FNMA Pool #AU4279, 3.00%, 9/1/43	68,020
61,102	FNMA Pool #AV0703, 4.00%, 12/1/43	58,690
25,605	FNMA Pool #AW7362, 2.50%, 8/1/29	23,836
71,242	FNMA Pool #AX0416, 4.00%, 8/1/44	67,877
41,646	FNMA Pool #AY1670, 3.50%, 2/1/45	38,767
24,946	FNMA Pool #AY4195, 4.00%, 5/1/45	23,846
33,130	FNMA Pool #BA3885, 3.50%, 11/1/45	30,813
1,066,340	FNMA Pool #BX7762, 5.00%, 3/1/53	1,044,828
132,719	FNMA Pool #CA2320, 3.50%, 9/1/48	123,674
66,065	FNMA Pool #CA5540, 3.00%, 4/1/50	58,866
723,856	FNMA Pool #CB0856, 3.00%, 6/1/51	638,874
813,571	FNMA Pool #CB5892, 4.50%, 3/1/53	782,262
1,101,300	FNMA Pool #FM9834, 3.50%, 6/1/49	1,014,701
55,925	FNMA Pool #MA0641, 4.00%, 2/1/31	54,574
74,218	FNMA Pool #MA4012, 2.00%, 5/1/35	66,403
459,501	FNMA Pool #MA4548, 2.50%, 2/1/52	390,209
1,024,902	FNMA Pool #MA4979, 5.50%, 4/1/53	1,020,076
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 28.0% (continued)
$ 13,685	FNMA REMIC Trust Series 2013-18, Series 2013-18, Class AE, 2.00%, 3/25/28	$12,869
7,636	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	7,611
1,340,183	GNMA, Series 2021-98, Class IG, IO, 3.00%, 6/20/51	197,504
34,943	GNMA II Pool #5332, 4.00%, 3/20/42	33,927
129,792	GNMA II Pool #MA3937, 3.50%, 9/20/46	121,639
119,423	GNMA II Pool #MA7054, 3.50%, 12/20/50	111,205
126,865	GNMA II Pool #MA7651, 3.50%, 10/20/51	117,084
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $11,930,844)		11,019,392
U.S. TREASURY OBLIGATIONS 24.3%
120,000	U.S. Treasury Bonds, 5.38%, 2/15/31	131,381
250,000	U.S. Treasury Bonds, 4.38%, 2/15/38	266,055
650,000	U.S. Treasury Bonds, 3.50%, 2/15/39	622,680
375,000	U.S. Treasury Bonds, 1.13%, 5/15/40	243,091
800,000	U.S. Treasury Bonds, 2.88%, 5/15/43	669,156
800,000	U.S. Treasury Bonds, 3.00%, 2/15/48	674,531
1,930,000	U.S. Treasury Bonds, 2.25%, 8/15/49	1,402,190
200,000	U.S. Treasury Bonds, 2.88%, 5/15/52	165,742
113,167	U.S. Treasury Inflation Indexed Note, 0.13%, 7/15/31	100,324
200,000	U.S. Treasury Notes, 1.25%, 7/31/23	199,387
200,000	U.S. Treasury Notes, 2.25%, 3/31/24	195,320
1,135,000	U.S. Treasury Notes, 2.25%, 11/15/24	1,089,955
300,000	U.S. Treasury Notes, 3.00%, 9/30/25	288,738
450,000	U.S. Treasury Notes, 2.75%, 2/15/28	422,912
600,000	U.S. Treasury Notes, 1.63%, 8/15/29	523,195
200,000	U.S. Treasury Notes, 3.50%, 1/31/30	194,070
750,000	U.S. Treasury Notes, 1.50%, 2/15/30	642,363
700,000	U.S. Treasury Notes, 1.13%, 2/15/31	575,641
525,000	U.S. Treasury Notes, 2.75%, 8/15/32	481,298
700,000	U.S. Treasury Notes, 3.38%, 5/15/33	675,063
TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,947,697)		9,563,092

Shares		Value
SHORT-TERM INVESTMENTS 2.9%
	MONEY MARKET FUNDS 2.9%
664,677	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.03%(4)	664,678
455,830	State Street Navigator Securities Lending Government Money Market Portfolio(5)	455,830
		1,120,508
TOTAL SHORT-TERM INVESTMENTS (Cost $1,120,507)		1,120,508
TOTAL INVESTMENTS IN SECURITIES 100.6% (Cost $43,600,174)		$39,569,859
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.6)%		(222,116)
NET ASSETS 100.0%		$39,347,743

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

(1)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(2)
Floating or variable rate security. The rate disclosed is
the rate in effect as of June 30, 2023. The information in
parentheses represents the benchmark and reference
rate for each relevant security and the rate adjusts based
upon the reference rate and spread. The security may be
further subject to interest rate floor and caps. For
securities which do not indicate a reference rate and
spread in their descriptions, the interest rate adjusts
periodically based on current interest rates and, for
mortgage-backed securities, prepayments in the
underlying pool of assets.

(3)	A portion or all of the security was held on loan. As of June 30, 2023, the market value of the securities on loan was $2,356,727.
(4)	Rate reflects 7 day yield as of June 30, 2023.
(5)
Securities with an aggregate market value of $2,356,727
were out on loan in exchange for $455,830 of cash
collateral as of June 30, 2023. The collateral was invested
in a cash collateral reinvestment vehicle.

CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
FREMF	Freddie Mac Multifamily.
GNMA	Government National Mortgage Association.
LIBOR	London Interbank Offered Rate.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
The following table summarizes the inputs used to value the Fund's investments in securities as of June 30, 2023 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Collateralized Mortgage Obligations	$—	$955,026	$—	$955,026
Commercial Mortgage-Backed Securities	—	2,057,460	—	2,057,460
Corporate Bonds & Notes*	—	13,753,339	—	13,753,339
Long-Term Municipal Securities*	—	858,453	—	858,453
U.S. Government Agency Obligations	—	242,589	—	242,589
Residential Mortgage-Backed Securities	—	11,019,392	—	11,019,392
U.S. Treasury Obligations	—	9,563,092	—	9,563,092
Short-Term Investments	1,120,508	—	—	1,120,508
Total Investments in Securities	$1,120,508	$38,449,351	$—	$39,569,859

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2023 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.
Assets:
Investments in securities, at value*	$457,420,796	$845,836,769
Receivable for capital shares sold	1,940,749	8,435,230
Dividends and interest receivable	216,915	534,155
Prepaid expenses	59,756	172,895
Receivable for securities lending income	89	1,612
Total Assets	459,638,305	854,980,661
Liabilities:
Payable upon return of securities on loan (See Note 1(K))	1,695,337	—
Payable for securities purchased	201,374	—
Payable for capital shares redeemed	182,135	179,467
Accrued expenses:
Advisory fee	257,365	421,023
Service and distribution plan fees	61,468	67,435
Auditing and legal fees payable	26,393	31,373
Printing fee payable	23,640	15,087
Transfer agent fees	12,154	18,570
Other	16,214	6,998
Total Liabilities	2,476,080	739,953
Net Assets	$457,162,225	$854,240,708
Net assets consist of:
Capital stock, at $0.001 and $1.00 par value, respectively (authorized 300,000,000 and 50,000,000 shares, respectively)	$9,169	$28,724,804
Additional paid-in capital	246,746,510	602,106,520
Distributable Earnings/(Loss)	210,406,546	223,409,384
Net Assets	$457,162,225	$854,240,708
Net Asset Value Per Share
Investor Class
Net Assets	$309,314,563	$345,147,000
Shares Outstanding	6,258,527	11,663,590
Net Asset Value, Offering and Redemption Price per Outstanding Share	$49.42	$29.59
Institutional Class
Net Assets	$147,847,662	$509,093,708
Shares Outstanding	2,910,154	17,061,214
Net Asset Value, Offering and Redemption Price per Outstanding Share	$50.80	$29.84
*Includes securities on loan of	$1,669,487	$12,761,700
Cost of investments	$250,235,901	$623,340,187
See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2023 (unaudited) (continued)

	Value Line Select Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$385,360,447	$268,683,025
Receivable for securities sold	1,907,547	—
Dividends and interest receivable	148,919	9,852
Prepaid expenses	74,732	60,646
Receivable for capital shares sold	12,097	7,091
Receivable for securities lending income	—	504
Total Assets	387,503,742	268,761,118
Liabilities:
Payable for capital shares redeemed	314,748	14,701
Accrued expenses:
Advisory fee	225,602	156,537
Service and distribution plan fees	74,616	53,133
Transfer agent fees	37,639	19,377
Auditing and legal fees payable	26,565	20,925
Directors’ fees and expenses	3,301	4,094
Other	40,392	33,290
Total Liabilities	722,863	302,057
Net Assets	$386,780,879	$268,459,061
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000 and 50,000,000 shares, respectively)	$11,526,188	$10,715,426
Additional paid-in capital	151,246,842	198,751,889
Distributable Earnings/(Loss)	224,007,849	58,991,746
Net Assets	$386,780,879	$268,459,061
Net Asset Value Per Share
Investor Class
Net Assets	$372,371,277	$263,600,401
Shares Outstanding	11,101,078	10,524,922
Net Asset Value, Offering and Redemption Price per Outstanding Share	$33.54	$25.05
Institutional Class
Net Assets	$14,409,602	$4,858,660
Shares Outstanding	425,110	190,504
Net Asset Value, Offering and Redemption Price per Outstanding Share	$33.90	$25.50
*Includes securities on loan of	$—	$8,249,450
Cost of investments	$190,392,066	$200,043,765
See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2023 (unaudited) (continued)

	Value Line Asset Allocation Fund, Inc.	Value Line Capital Appreciation Fund, Inc.
Assets:
Investments in securities, at value*	$929,452,388	$426,698,013
Receivable for securities sold	10,584,381	1,215,032
Dividends and interest receivable	2,448,618	885,300
Receivable for capital shares sold	508,755	468,336
Prepaid expenses	79,570	67,406
Receivable for securities lending income	1,656	34,191
Total Assets	943,075,368	429,368,278
Liabilities:
Payable upon return of securities on loan (See Note 1(K))	3,269,345	1,816,093
Payable for capital shares redeemed	559,650	251,699
Payable for securities purchased	—	4,542,655
Accrued expenses:
Advisory fee	486,515	219,506
Service and distribution plan fees	76,906	65,781
Transfer agent fees	58,505	35,721
Auditing and legal fees payable	56,162	27,582
Printing fee payable	55,641	25,896
Custody and accounting fees payable	37,011	23,454
Sub-transfer agent fees	21,093	7,207
Directors’ fees and expenses	4,984	4,768
Other	12,897	18,752
Total Liabilities	4,638,709	7,039,114
Net Assets	$938,436,659	$422,329,164
Net assets consist of:
Capital stock, at $0.001 and $1.00 par value, respectively (authorized 300,000,000 and 75,000,000 shares, respectively)	$22,892	$44,208,575
Additional paid-in capital	639,340,421	344,192,002
Distributable Earnings/(Loss)	299,073,346	33,928,587
Net Assets	$938,436,659	$422,329,164
Net Asset Value Per Share
Investor Class
Net Assets	$379,532,505	$325,182,430
Shares Outstanding	9,273,529	34,044,679
Net Asset Value, Offering and Redemption Price per Outstanding Share	$40.93	$9.55
Institutional Class
Net Assets	$558,904,154	$97,146,734
Shares Outstanding	13,618,256	10,163,896
Net Asset Value, Offering and Redemption Price per Outstanding Share	$41.04	$9.56
*Includes securities on loan of	$16,592,625	$13,294,382
Cost of investments	$686,981,663	$356,014,346
See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2023 (unaudited) (continued)

Value Line Core Bond Fund
Assets:
Investments in securities, at value*	$39,569,859
Dividends and interest receivable	285,049
Prepaid expenses	29,299
Receivable for capital shares sold	7,979
Receivable for securities lending income	520
Total Assets	39,892,706
Liabilities:
Payable upon return of securities on loan (See Note 1(K))	455,830
Payable for capital shares redeemed	19,465
Dividends payable to shareholders	8,613
Accrued expenses:
Auditing and legal fees payable	12,171
Custody and accounting fees payable	11,767
Printing fee payable	11,646
Transfer agent fees	9,690
Advisory fee	4,915
Directors’ fees and expenses	837
Other	10,029
Total Liabilities	544,963
Net Assets	$39,347,743
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares)	$30,200
Additional paid-in capital	45,403,224
Distributable Earnings/(Loss)	(6,085,681)
Net Assets	$39,347,743
Net Asset Value Per Share
Investor Class
Net Assets	$39,347,743
Shares Outstanding	3,019,959
Net Asset Value, Offering and Redemption Price per Outstanding Share	$13.03
*Includes securities on loan of	$2,356,727
Cost of investments	$43,600,174
See Notes to Financial Statements.

Statements of Operations

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $0 and $5,939, respectively)	$1,617,282	$3,425,737
Securities lending income (Net)	1,841	9,272
Total Income	1,619,123	3,435,009
Expenses:
Advisory fees	1,485,463	2,152,441
Service and distribution plan fees	361,514	376,922
Sub-transfer agent fees	122,676	160,086
Auditing and legal fees	67,033	96,446
Custody and accounting fees	38,849	40,788
Directors’ fees and expenses	33,236	45,584
Transfer agent fees	30,498	94,060
Registration and filing fees	22,931	46,889
Fund administration fees	15,353	15,372
Compliance and tax service fees	14,399	16,777
Printing and postage fees	11,714	14,484
Insurance fees	7,356	8,066
Other	20,331	21,630
Recoupment (See Note 5)	310	—
Total Expenses Before Fees Waived (See Note 5)	2,231,663	3,089,545
Less: Advisory Fees Waived	(22,666)	(18,602)
Net Expenses	2,208,997	3,070,943
Net Investment Income/(Loss)	(589,874)	364,066
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	2,286,460	211,553
Foreign currency transactions	—	53
	2,286,460	211,606
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	55,130,415	77,734,057
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	57,416,875	77,945,663
Net Increase/(Decrease) in Net Assets from Operations	$56,827,001	$78,309,729
See Notes to Financial Statements.

Statements of Operations (continued)

	Value Line Select Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $3,949 and $0, respectively)	$1,450,718	$830,405
Securities lending income (Net)	—	6,530
Total Income	1,450,718	836,935
Expenses:
Advisory fees	1,312,043	853,148
Service and distribution plan fees	434,456	289,863
Auditing and legal fees	61,857	43,097
Transfer agent fees	57,904	51,393
Sub-transfer agent fees	38,841	12,013
Custody and accounting fees	35,550	30,014
Directors’ fees and expenses	31,076	19,573
Registration and filing fees	22,200	18,061
Fund administration fees	15,372	15,372
Compliance and tax service fees	13,366	10,649
Printing and postage fees	8,137	5,167
Insurance fees	5,034	3,142
Other	20,151	17,646
Recoupment (See Note 5)	—	2,321
Total Expenses Before Fees Waived (See Note 5)	2,055,987	1,371,459
Less: Advisory Fees Waived	(9,556)	(17,523)
Net Expenses	2,046,431	1,353,936
Net Investment Income/(Loss)	(595,713)	(517,001)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	22,352,503	(2,266,423)
Foreign currency transactions	35	—
	22,352,538	(2,266,423)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	34,517,296	74,154,904
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	56,869,834	71,888,481
Net Increase/(Decrease) in Net Assets from Operations	$56,274,121	$71,371,480
See Notes to Financial Statements.

Statements of Operations (continued)

	Value Line Asset Allocation Fund, Inc.	Value Line Capital Appreciation Fund, Inc.
Investment Income:
Interest	$4,560,796	$1,215,714
Dividends (net of foreign withholding tax of $0 and $5,628, respectively)	3,668,210	2,231,787
Securities lending income (Net)	9,331	80,911
Total Income	8,238,337	3,528,412
Expenses:
Advisory fees	2,973,652	1,278,134
Service and distribution plan fees	463,716	380,302
Sub-transfer agent fees	276,050	86,178
Auditing and legal fees	154,036	70,029
Transfer agent fees	120,371	78,648
Directors’ fees and expenses	86,411	35,933
Custody and accounting fees	74,987	50,976
Registration and filing fees	45,861	33,537
Printing and postage fees	30,868	14,272
Compliance and tax service fees	28,127	14,444
Fund administration fees	15,372	15,372
Insurance fees	13,782	5,451
Other	25,796	21,025
Total Expenses Before Fees Waived (See Note 5)	4,309,029	2,084,301
Less: Advisory Fees Waived	—	(23,507)
Net Expenses	4,309,029	2,060,794
Net Investment Income/(Loss)	3,929,308	1,467,618
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments in securities	37,973,038	(21,285,611)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	57,086,508	95,413,403
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments	95,059,546	74,127,792
Net Increase/(Decrease) in Net Assets from Operations	$98,988,854	$75,595,410
See Notes to Financial Statements.

Statements of Operations (continued)

Value Line Core Bond Fund
Investment Income:
Interest	$635,044
Dividends	92,620
Securities lending income (Net)	1,361
Total Income	729,025
Expenses:
Advisory fees	65,704
Service and distribution plan fees	50,604
Custody and accounting fees	35,690
Transfer agent fees	25,741
Fund administration fees	15,372
Auditing and legal fees	14,739
Registration and filing fees	11,344
Compliance and tax service fees	6,160
Directors’ fees and expenses	3,181
Insurance fees	153
Other	15,770
Total Expenses Before Fees Waived (See Note 5)	244,458
Less: Advisory Fees Waived	(18,400)
Net Expenses	175,454
Net Investment Income/(Loss)	553,571
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments in securities	(952,663)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	1,108,481
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments	155,818
Net Increase/(Decrease) in Net Assets from Operations	$709,389
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Small Cap Opportunities Fund, Inc.
	Six Months Ended June 30, 2023 (unaudited)	Period Ended December 31, 2022*
Operations:
Net investment income/(loss)	$(589,874)	$(76,858)
Net realized gain/(loss) on investments	2,286,460	12,566,124
Change in net unrealized appreciation/(depreciation) on investments	55,130,415	(53,121,918)
Net increase/(decrease) in net assets from operations	56,827,001	(40,632,652)
Distributions to Shareholders from:
Investor Class	—	(7,459,546)
Institutional Class	—	(2,462,064)
	—	(9,921,610)
Share Transactions:
Proceeds from sale of shares
Investor Class	10,665,033	5,203,536
Institutional Class	47,902,560	15,630,836
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	7,370,018
Institutional Class	—	2,422,886
Cost of shares redeemed
Investor Class	(16,980,817)	(29,798,131)
Institutional Class	(9,764,868)	(36,809,974)
Net increase/(decrease) in net assets from capital share transactions	31,821,908	(35,980,829)
Total increase/(decrease) in net assets	88,648,909	(86,535,091)
Net Assets:
Beginning of period	368,513,316	455,048,407
End of period	$457,162,225	$368,513,316
Capital Share Transactions:
Shares sold
Investor Class	227,914	119,481
Institutional Class	998,130	346,209
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	166,254
Institutional Class	—	53,239
Shares redeemed
Investor Class	(367,006)	(680,191)
Institutional Class	(205,205)	(838,716)

*	For the nine month period ended December 31, 2022. See Note 6 of Notes to Financial Statements.
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Mid Cap Focused Fund, Inc.		Value Line Select Growth Fund, Inc.
	Six Months Ended June 30, 2023 (unaudited)	Year Ended December 31, 2022	Six Months Ended June 30, 2023 (unaudited)	Year Ended December 31, 2022
Operations:
Net investment income/(loss)	$364,066	$889,712	$(595,713)	$(1,415,817)
Net realized gain/(loss) on investments and foreign currency	211,606	23,352,792	22,352,538	32,669,166
Change in net unrealized appreciation/(depreciation) on investments	77,734,057	(69,497,314)	34,517,296	(133,069,415)
Net increase/(decrease) in net assets from operations	78,309,729	(45,254,810)	56,274,121	(101,816,066)
Distributions to Shareholders from:
Investor Class	—	(18,517,510)	—	(36,873,982)
Institutional Class	—	(16,342,913)	—	(1,192,230)
	—	(34,860,423)	—	(38,066,212)
Share Transactions:
Proceeds from sale of shares
Investor Class	62,461,448	40,266,093	1,806,564	9,362,171
Institutional Class	258,458,530	163,549,665	2,410,497	1,646,171
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	17,788,155	—	35,541,509
Institutional Class	—	14,303,115	—	1,148,276
Cost of shares redeemed
Investor Class	(26,893,021)	(52,198,292)	(15,306,541)	(64,488,504)
Institutional Class	(46,224,786)	(70,920,693)	(718,386)	(3,412,772)
Net increase/(decrease) in net assets from capital share transactions	247,802,171	112,788,043	(11,807,866)	(20,203,149)
Total increase/(decrease) in net assets	326,111,900	32,672,810	44,466,255	(160,085,427)
Net Assets:
Beginning of period	528,128,808	495,455,998	342,314,624	502,400,051
End of period	$854,240,708	$528,128,808	$386,780,879	$342,314,624
Capital Share Transactions:
Shares sold
Investor Class	2,230,000	1,456,599	58,011	264,675
Institutional Class	9,166,466	5,931,133	75,760	48,704
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	651,104	—	1,189,475
Institutional Class	—	519,924	—	38,085
Shares redeemed
Investor Class	(955,207)	(1,903,065)	(491,407)	(1,949,030)
Institutional Class	(1,645,212)	(2,546,765)	(22,999)	(101,255)
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Larger Companies Focused Fund, Inc.
	Six Months Ended June 30, 2023 (unaudited)	Year Ended December 31, 2022
Operations:
Net investment income/(loss)	$(517,001)	$(780,674)
Net realized gain/(loss) on investments	(2,266,423)	(4,928,797)
Change in net unrealized appreciation/(depreciation) on investments	74,154,904	(136,211,646)
Net increase/(decrease) in net assets from operations	71,371,480	(141,921,117)
Distributions to Shareholders from:
Investor Class	—	(25,577,632)
Institutional Class	—	(504,353)
	—	(26,081,985)
Share Transactions:
Proceeds from sale of shares
Investor Class	1,783,944	2,018,071
Institutional Class	281,118	1,349,644
Proceeds from reinvestment of distributions to shareholders
Investor Class	478	24,534,042
Institutional Class	—	504,353
Cost of shares redeemed
Investor Class	(8,755,672)	(29,153,077)
Institutional Class	(904,446)	(2,978,782)
Net increase/(decrease) in net assets from capital share transactions	(7,594,578)	(3,725,749)
Total increase/(decrease) in net assets	63,776,902	(171,728,851)
Net Assets:
Beginning of period	204,682,159	376,411,010
End of period	$268,459,061	$204,682,159
Capital Share Transactions:
Shares sold
Investor Class	75,850	80,218
Institutional Class	12,688	47,853
Shares issued to shareholders in reinvestment of distributions
Investor Class	24	1,251,795
Institutional Class	—	25,306
Shares redeemed
Investor Class	(401,029)	(1,182,637)
Institutional Class	(39,156)	(107,126)
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Asset Allocation Fund, Inc.
	Six Months Ended June 30, 2023 (unaudited)	Period Ended December 31, 2022*
Operations:
Net investment income/(loss)	$3,929,308	$5,029,611
Net realized gain/(loss) on investments	37,973,038	30,602,944
Change in net unrealized appreciation/(depreciation) on investments	57,086,508	(159,997,607)
Net increase/(decrease) in net assets from operations	98,988,854	(124,365,052)
Distributions to Shareholders from:
Investor Class	—	(21,445,941)
Institutional Class	—	(36,399,992)
	—	(57,845,933)
Share Transactions:
Proceeds from sale of shares
Investor Class	8,280,974	11,349,157
Institutional Class	23,513,765	55,211,793
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	20,629,146
Institutional Class	—	35,347,148
Cost of shares redeemed
Investor Class	(40,044,291)	(93,642,302)
Institutional Class	(99,791,253)	(318,901,827)
Net increase/(decrease) in net assets from capital share transactions	(108,040,805)	(290,006,885)
Total decrease in net assets	(9,051,951)	(472,217,870)
Net Assets:
Beginning of period	947,488,610	1,419,706,480
End of period	$938,436,659	$947,488,610
Capital Share Transactions:
Shares sold
Investor Class	212,297	290,616
Institutional Class	606,250	1,410,469
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	543,731
Institutional Class	—	930,188
Shares redeemed
Investor Class	(1,032,429)	(2,407,154)
Institutional Class	(2,566,046)	(8,223,343)

*	For the nine month period ended December 31, 2022. See Note 6 of Notes to Financial Statements.
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Capital Appreciation Fund, Inc.
	Six Months Ended June 30, 2023 (unaudited)	Year Ended December 31, 2022
Operations:
Net investment income/(loss)	$1,467,618	$2,252,772
Net realized gain/(loss) on investments	(21,285,611)	(8,895,638)
Change in net unrealized appreciation/(depreciation) on investments	95,413,403	(185,679,014)
Net increase/(decrease) in net assets from operations	75,595,410	(192,321,880)
Distributions to Shareholders from:
Investor Class	—	(28,673,244)
Institutional Class	—	(8,788,632)
	—	(37,461,876)
Share Transactions:
Proceeds from sale of shares
Investor Class	28,859,214	11,383,375
Institutional Class	23,040,935	35,326,737
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	27,086,503
Institutional Class	—	8,509,001
Cost of shares redeemed
Investor Class	(39,958,866)	(100,093,807)
Institutional Class	(23,915,663)	(86,597,207)
Net increase/(decrease) in net assets from capital share transactions	(11,974,380)	(104,385,398)
Total increase/(decrease) in net assets	63,621,030	(334,169,154)
Net Assets:
Beginning of period	358,708,134	692,877,288
End of period	$422,329,164	$358,708,134
Capital Share Transactions:
Shares sold
Investor Class	3,159,902	1,088,702
Institutional Class	2,583,250	3,442,690
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	3,275,272
Institutional Class	—	1,028,900
Shares redeemed
Investor Class	(4,442,605)	(10,068,016)
Institutional Class	(2,698,648)	(9,074,155)
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Core Bond Fund
	Six Months Ended June 30, 2023 (unaudited)	Year Ended December 31, 2022
Operations:
Net investment income/(loss)	$553,571	$716,220
Net realized gain/(loss) on investments	(952,663)	(1,033,581)
Change in net unrealized appreciation/(depreciation) on investments	1,108,481	(5,907,025)
Net increase/(decrease) in net assets from operations	709,389	(6,224,386)
Distributions to Shareholders from:
Investor Class	(540,973)	(762,097)
Share Transactions (Investor Class):
Proceeds from sale of shares	131,538	1,182,592
Proceeds from reinvestment of distributions to shareholders	498,094	703,071
Cost of shares redeemed	(2,196,341)	(4,420,589)
Net increase/(decrease) in net assets from capital share transactions	(1,566,709)	(2,534,926)
Total decrease in net assets	(1,398,293)	(9,521,409)
Net Assets:
Beginning of period	40,746,036	50,267,445
End of period	$39,347,743	$40,746,036
Capital Share Transactions (Investor Class):
Shares sold	10,044	82,203
Shares issued to shareholders in reinvestment of dividends	37,866	52,082
Shares redeemed	(167,220)	(320,808)
See Notes to Financial Statements.

Value Line Small Cap Opportunities Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class
	Six Months Ended June 30,	Period Ended December 31,	Years Ended March 31,
	2023 (unaudited)	2022*	2022	2021	2020	2019

Net asset value, beginning of period	$42.99	$48.36	$53.12	$34.69	$48.31	$51.99
Income/(loss) from investment operations:
Net investment income/(loss)	(0.08)(1)	(0.03)(1)	(0.28)(1)	(0.22)(1)	(0.12)(1)	(0.02)
Net gains/(losses) on securities (both realized and unrealized)	6.51	(4.15)	(1.21)	22.68	(3.34)	3.09
Total from investment operations	6.43	(4.18)	(1.49)	22.46	(3.46)	3.07
Less distributions:
Distributions from net realized gains	—	(1.19)	(3.27)	(4.03)	(10.16)	(6.75)
Total distributions	—	(1.19)	(3.27)	(4.03)	(10.16)	(6.75)
Net asset value, end of period	$49.42	$42.99	$48.36	$53.12	$34.69	$48.31
Total return	14.96%(2)	(8.73)%(2)	(3.34)%	65.92%	(11.25)%	7.80%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$309,315	$275,060	$328,455	$386,766	$297,244	$400,688
Ratio of expenses to average net assets	1.17%(3)	1.18%(3)	1.16%	1.18%	1.19%	1.21%
Ratio of net investment income/(loss) to average net assets	(0.37)%(3)	(0.09)%(3)	(0.52)%	(0.48)%	(0.25)%	(0.24)%
Portfolio turnover rate	4%(2)	4%(2)	3%	4%	18%	20%

	Value Line Small Cap Opportunities Fund, Inc. Institutional Class
	Six Months Ended June 30,	Period Ended December 31,	Years Ended March 31,
	2023 (unaudited)	2022*	2022	2021	2020	2019

Net asset value, beginning of period	$44.14	$49.52	$54.19	$35.25	$48.83	$52.34
Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)(1)	0.05	(0.14)(1)	(0.10)(1)	0.00 (1)(4)	(0.02)
Net gains/(losses) on securities (both realized and unrealized)	6.68	(4.24)	(1.26)	23.07	(3.42)	3.26
Total from investment operations	6.66	(4.19)	(1.40)	22.97	(3.42)	3.24
Less distributions:
Distributions from net realized gains	—	(1.19)	(3.27)	(4.03)	(10.16)	(6.75)
Total distributions	—	(1.19)	(3.27)	(4.03)	(10.16)	(6.75)
Net asset value, end of period	$50.80	$44.14	$49.52	$54.19	$35.25	$48.83
Total return	15.09%(2)	(8.54)%(2)	(3.10)%	66.33%	(11.03)%	8.09%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$147,848	$93,453	$126,593	$119,237	$42,287	$48,783
Ratio of gross expenses to average net assets	0.96%(3)	0.99%(3)	0.95%	0.96%	1.00%	1.02%
Ratio of net expenses to average net assets	0.92%(3)	0.93%(3)	0.91%	0.93%	0.94%	0.96%
Ratio of net investment income/(loss) to average net assets	(0.10)%(3)	0.15%(3)	(0.25)%	(0.21)%	0.00%(4)	0.02%
Portfolio turnover rate	4%(2)	4%(2)	3%	4%	18%	20%

*	For the nine month period ended December 31, 2022. See Note 6 of Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount is less than $0.01 per share or 0.01%.
See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Mid Cap Focused Fund, Inc. Investor Class
	Six Months Ended June 30,	Years Ended December 31,
	2023 (unaudited)	2022	2021	2020	2019	2018

Net asset value, beginning of period	$26.41	$31.24	$28.29	$25.49	$19.11	$19.19
Income/(loss) from investment operations:
Net investment income/(loss)	(0.00)(1)(2)	0.03 (2)	0.10 (2)(3)	(0.12)(2)	0.06 (2)(4)	(0.07)
Net gains/(losses) on securities (both realized and unrealized)	3.18	(2.96)	5.42	5.13	6.68	0.97
Total from investment operations	3.18	(2.93)	5.52	5.01	6.74	0.90
Less distributions:
Dividends from net investment income	—	(0.03)	—	(0.02)	(0.00)(1)	—
Distributions from net realized gains	—	(1.87)	(2.57)	(2.19)	(0.36)	(0.98)
Total distributions	—	(1.90)	(2.57)	(2.21)	(0.36)	(0.98)
Net asset value, end of period	$29.59	$26.41	$31.24	$28.29	$25.49	$19.11
Total return	12.04%(5)	(9.56)%	19.88%	19.96%	35.30%	4.72%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$345,147	$274,371	$318,184	$332,898	$373,341	$184,515
Ratio of expenses to average net assets	1.05%(6)	1.07%	1.07%	1.10%	1.11%	1.18%
Ratio of net investment income/(loss) to average net assets	(0.02)%(6)	0.10%	0.33%(3)	(0.46)%	0.27%(4)	(0.46)%
Portfolio turnover rate	0%(5)(7)	13%	0%(7)	4%	19%	10%

	Value Line Mid Cap Focused Fund, Inc. Institutional Class
	Six Months Ended June 30,	Years Ended December 31,
	2023 (unaudited)	2022	2021	2020	2019	2018

Net asset value, beginning of period	$26.60	$31.46	$28.39	$25.59	$19.17	$19.20
Income/(loss) from investment operations:
Net investment income/(loss)	0.03 (2)	0.10 (2)	0.19 (2)(3)	(0.04)(2)	0.20 (2)(4)	(0.04)(2)
Net gains/(losses) on securities (both realized and unrealized)	3.21	(2.98)	5.45	5.14	6.64	0.99
Total from investment operations	3.24	(2.88)	5.64	5.10	6.84	0.95
Less distributions:
Dividends from net investment income	—	(0.11)	—	(0.11)	(0.06)	—
Distributions from net realized gains	—	(1.87)	(2.57)	(2.19)	(0.36)	(0.98)
Total distributions	—	(1.98)	(2.57)	(2.30)	(0.42)	(0.98)
Net asset value, end of period	$29.84	$26.60	$31.46	$28.39	$25.59	$19.17
Total return	12.18%(5)	(9.35)%	20.24%	20.24%	35.68%	4.98%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$509,094	$253,758	$177,272	$138,967	$41,459	$1,765
Ratio of gross expenses to average net assets	0.83%(6)	0.86%	0.86%	0.89%	1.04%	3.97%
Ratio of net expenses to average net assets	0.82%(6)	0.82%	0.82%	0.85%	0.86%	0.93%
Ratio of net investment income/(loss) to average net assets	0.21%(6)	0.35%	0.63%(3)	(0.15)%	0.81%(4)	(0.19)%
Portfolio turnover rate	0%(5)(7)	13%	0%(7)	4%	19%	10%

(1)	Amount is less than $0.01 per share.
(2)	Per share amounts are calculated based on average shares outstanding during the period.
(3)
Includes income resulting from special dividends. For the year ended December 31, 2021, without these dividends, the per share value for the
Investor Class and Institutional Class would have been $(0.18) and $(0.09), respectively, and the ratio for the Investor Class and Institutional
Class would have been (0.59)% and (0.30)%, respectively.

(4)
Includes income resulting from special dividends. For the year ended December 31, 2019, without these dividends, the per share value for the
Investor Class and Institutional Class would have been $(0.08) and $0.05, respectively, and the ratio for the Investor Class and Institutional
Class would have been (0.33)% and 0.22%, respectively.

See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Financial Highlights

(5)	Not annualized.
(6)	Annualized.
(7)	Amount is less than 0.50%.
See Notes to Financial Statements.

Value Line Select Growth Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Select Growth Fund, Inc. Investor Class
	Six Months Ended June 30,	Years Ended December 31,
	2023 (unaudited)	2022	2021	2020	2019	2018

Net asset value, beginning of period	$28.74	$40.46	$37.49	$38.93	$30.47	$33.11
Income/(loss) from investment operations:
Net investment income/(loss)	(0.05)	(0.12)(1)	(0.25)(1)	(0.17)(1)	(0.05)(1)	(0.14)
Net gains/(losses) on securities (both realized and unrealized)	4.85	(8.11)	9.08	8.91	11.16	0.58
Total from investment operations	4.80	(8.23)	8.83	8.74	11.11	0.44
Less distributions:
Distributions from net realized gains	—	(3.49)	(5.86)	(10.18)	(2.65)	(3.08)
Total distributions	—	(3.49)	(5.86)	(10.18)	(2.65)	(3.08)
Net asset value, end of period	$33.54	$28.74	$40.46	$37.49	$38.93	$30.47
Total return	16.70%(2)	(20.67)%	24.16%	23.12%	36.59%	1.39%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$372,371	$331,514	$486,661	$451,806	$486,392	$315,928
Ratio of expenses to average net assets	1.15%(3)	1.13%	1.13%	1.16%	1.16%	1.20%
Ratio of net investment income/(loss) to average net assets	(0.34)%(3)	(0.37)%	(0.62)%	(0.43)%	(0.12)%	(0.42)%
Portfolio turnover rate	9%(2)	6%	3%	12%	17%	8%

	Value Line Select Growth Fund, Inc. Institutional Class
	Six Months Ended June 30,	Year Ended December 31,		Period Ended December 31,
	2023 (unaudited)	2022	2021	2020(4)

Net asset value, beginning of period	$29.01	$40.69	$37.58	$36.44
Income/(loss) from investment operations:
Net investment income/(loss)(1)	(0.01)	(0.04)	(0.15)	0.02
Net gains/(losses) on securities (both realized and unrealized)	4.90	(8.15)	9.12	11.30
Total from investment operations	4.89	(8.19)	8.97	11.32
Less distributions:
Distributions from net realized gains	—	(3.49)	(5.86)	(10.18)
Total distributions	—	(3.49)	(5.86)	(10.18)
Net asset value, end of period	$33.90	$29.01	$40.69	$37.58
Total return	16.86%(2)	(20.45)%	24.47%	31.78%(2)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$14,410	$10,801	$15,739	$11,963
Ratio of gross expenses to average net assets	1.06%(3)	1.11%	1.04%	1.96%(3)
Ratio of net expenses to average net assets	0.90%(3)	0.88%	0.88%	0.91%(3)
Ratio of net investment income/(loss) to average net assets	(0.09)%(3)	(0.12)%	(0.37)%	0.08%(3)
Portfolio turnover rate	9%(2)	6%	3%	12%(2)

(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Commenced operations on May 1, 2020.
See Notes to Financial Statements.

Value Line Larger Companies Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Larger Companies Focused Fund, Inc. Investor Class
	Six Months Ended June 30,	Years Ended December 31,
	2023 (unaudited)	2022	2021	2020	2019	2018

Net asset value, beginning of period	$18.49	$34.36	$38.35	$28.87	$25.34	$28.65
Income/(loss) from investment operations:
Net investment income/(loss)	(0.05)(1)	(0.08)(1)	(0.35)(1)	(0.29)(1)	(0.23)(1)	(0.22)
Net gains/(losses) on securities (both realized and unrealized)	6.61	(13.17)	1.29	13.42	6.64	0.58
Total from investment operations	6.56	(13.25)	0.94	13.13	6.41	0.36
Less distributions:
Distributions from net realized gains	—	(2.62)	(4.93)	(3.65)	(2.88)	(3.67)
Total distributions	—	(2.62)	(4.93)	(3.65)	(2.88)	(3.67)
Net asset value, end of period	$25.05	$18.49	$34.36	$38.35	$28.87	$25.34
Total return	35.48%(2)	(38.99)%	2.89%	45.98%	25.67%	1.30%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$263,600	$200,602	$367,681	$394,389	$291,057	$253,199
Ratio of gross expenses to average net assets	1.16%(3)	1.14%	1.14%	1.15%	1.16%	1.18%
Ratio of net expenses to average net assets	1.15%(3)	1.14%	1.14%	1.15%	1.15%	1.15%
Ratio of net investment income/(loss) to average net assets	(0.44)%(3)	(0.30)%	(0.87)%	(0.86)%	(0.78)%	(0.77)%
Portfolio turnover rate	12%(2)	58%	27%	54%	29%	36%

	Value Line Larger Companies Focused Fund, Inc. Institutional Class
	Six Months Ended June 30,	Years Ended December 31,
	2023 (unaudited)	2022	2021	2020	2019	2018

Net asset value, beginning of period	$18.80	$34.79	$38.68	$29.03	$25.41	$28.65
Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)(1)	(0.02)	(0.26)(1)	(0.21)(1)	(0.15)(1)	(0.14)
Net gains/(losses) on securities (both realized and unrealized)	6.72	(13.35)	1.30	13.51	6.65	0.57
Total from investment operations	6.70	(13.37)	1.04	13.30	6.50	0.43
Less distributions:
Distributions from net realized gains	—	(2.62)	(4.93)	(3.65)	(2.88)	(3.67)
Total distributions	—	(2.62)	(4.93)	(3.65)	(2.88)	(3.67)
Net asset value, end of period	$25.50	$18.80	$34.79	$38.68	$29.03	$25.41
Total return	35.64%(2)	(38.85)%	3.12%	46.36%	25.92%	1.55%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$4,859	$4,080	$8,730	$6,519	$2,054	$1,238
Ratio of gross expenses to average net assets	1.39%(3)	1.25%	1.36%	1.80%	2.75%	3.92%
Ratio of net expenses to average net assets	0.90%(3)	0.89%	0.90%	0.90%	0.90%	0.93%
Ratio of net investment income/(loss) to average net assets	(0.19)%(3)	(0.06)%	(0.63)%	(0.62)%	(0.50)%	(0.58)%
Portfolio turnover rate	12%(2)	58%	27%	54%	29%	36%

(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Asset Allocation Fund, Inc. Investor Class
	Six Months Ended June 30,	Period Ended December 31,	Years Ended March 31,
	2023 (unaudited)	2022*	2022	2021	2020	2019

Net asset value, beginning of period	$36.87	$42.79	$43.14	$34.72	$35.07	$31.95
Income/(loss) from investment operations:
Net investment income/(loss)	0.14 (1)	0.13 (1)	0.03 (1)	0.00 (1)(2)	0.20 (1)	0.14
Net gains/(losses) on securities (both realized and unrealized)	3.92	(3.84)	2.59	8.65	0.12	3.95
Total from investment operations	4.06	(3.71)	2.62	8.65	0.32	4.09
Less distributions:
Dividends from net investment income	—	(0.33)	(0.01)	(0.01)	(0.16)	(0.13)
Distributions from net realized gains	—	(1.88)	(2.96)	(0.22)	(0.51)	(0.84)
Total distributions	—	(2.21)	(2.97)	(0.23)	(0.67)	(0.97)
Net asset value, end of period	$40.93	$36.87	$42.79	$43.14	$34.72	$35.07
Total return	11.01%(3)	(8.81)%(3)	5.70%	24.93%	0.75%	13.17%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$379,533	$372,165	$499,220	$621,482	$600,102	$384,222
Ratio of gross expenses to average net assets	1.06%(4)	1.04%(4)	1.02%	1.03%	1.08%	1.12%
Ratio of net investment income/(loss) to average net assets	0.70%(4)	0.45%(4)	0.07%	0.01%	0.54%	0.46%
Portfolio turnover rate	23%(3)	37%(3)	14%	19%	16%	19%

	Value Line Asset Allocation Fund, Inc. Institutional Class
	Six Months Ended June 30,	Period Ended December 31,	Years Ended March 31,
	2023 (unaudited)	2022*	2022	2021	2020	2019

Net asset value, beginning of period	$36.93	$42.89	$43.24	$34.82	$35.16	$32.03
Income/(loss) from investment operations:
Net investment income/(loss)	0.18 (1)	0.20	0.15 (1)	0.11 (1)	0.30 (1)	0.19
Net gains/(losses) on securities (both realized and unrealized)	3.93	(3.85)	2.61	8.68	0.11	4.00
Total from investment operations	4.11	(3.65)	2.76	8.79	0.41	4.19
Less distributions:
Dividends from net investment income	—	(0.43)	(0.15)	(0.15)	(0.24)	(0.22)
Distributions from net realized gains	—	(1.88)	(2.96)	(0.22)	(0.51)	(0.84)
Total distributions	—	(2.31)	(3.11)	(0.37)	(0.75)	(1.06)
Net asset value, end of period	$41.04	$36.93	$42.89	$43.24	$34.82	$35.16
Total return	11.13%(3)	(8.65)%(3)	5.98%	25.24%	0.99%	13.49%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$558,904	$575,324	$920,487	$1,165,569	$500,103	$160,075
Ratio of gross expenses to average net assets	0.83%(4)	0.81%(4)	0.77%	0.78%	0.84%	0.88%
Ratio of net expenses to average net assets	0.83%(4)	0.80%(4)	0.77%	0.78%	0.83%	0.87%
Ratio of net investment income/(loss) to average net assets	0.93%(4)	0.68%(4)	0.32%	0.26%	0.80%	0.74%
Portfolio turnover rate	23%(3)	37%(3)	14%	19%	16%	19%

*	For the nine month period ended December 31, 2022. See Note 6 of Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Amount is less than $0.01 per share or 0.01%.
(3)	Not annualized.
(4)	Annualized.
See Notes to Financial Statements.

Value Line Capital Appreciation Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Capital Appreciation Fund, Inc. Investor Class
	Six Months Ended June 30,	Years Ended December 31,
	2023 (unaudited)	2022	2021	2020	2019	2018

Net asset value, beginning of period	$7.87	$12.39	$12.90	$10.25	$8.94	$9.95
Income/(loss) from investment operations:
Net investment income/(loss)	0.03 (1)	0.04 (1)	(0.05)(1)	(0.03)(1)	(0.01)(1)	0.00 (2)
Net gains/(losses) on securities (both realized and unrealized)	1.65	(3.69)	0.88	3.39	2.32 (3)	(0.27)
Total from investment operations	1.68	(3.65)	0.83	3.36	2.31	(0.27)
Less distributions:
Dividends from net investment income	—	(0.05)	(0.00)(2)	—	—	(0.01)
Distributions from net realized gains	—	(0.82)	(1.34)	(0.71)	(1.00)	(0.73)
Total distributions	—	(0.87)	(1.34)	(0.71)	(1.00)	(0.74)
Net asset value, end of period	$9.55	$7.87	$12.39	$12.90	$10.25	$8.94
Total return	21.35%(4)	(29.83)%	6.79%	33.03%	26.14%	(2.71)%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$325,182	$277,895	$508,549	$560,243	$427,619	$375,158
Ratio of expenses to average net assets	1.10%(5)	1.07%	1.05%	1.07%	1.09%	1.12%
Ratio of net investment income/(loss) to average net assets	0.68%(5)	0.39%	(0.35)%	(0.28)%	(0.08)%	(0.02)%
Portfolio turnover rate	30%(4)	56%	39%	51%	34%	86%

	Value Line Capital Appreciation Fund, Inc. Institutional Class
	Six Months Ended June 30,	Years Ended December 31,
	2023 (unaudited)	2022	2021	2020	2019	2018

Net asset value, beginning of period	$7.86	$12.39	$12.90	$10.22	$8.89	$9.90
Income/(loss) from investment operations:
Net investment income/(loss)	0.04 (1)	0.06	(0.01)(1)	(0.01)(1)	0.02 (1)	0.04
Net gains/(losses) on securities (both realized and unrealized)	1.66	(3.70)	0.88	3.40	2.31 (3)	(0.30)
Total from investment operations	1.70	(3.64)	0.87	3.39	2.33	(0.26)
Less distributions:
Dividends from net investment income	—	(0.07)	(0.04)	—	—	(0.02)
Distributions from net realized gains	—	(0.82)	(1.34)	(0.71)	(1.00)	(0.73)
Total distributions	—	(0.89)	(1.38)	(0.71)	(1.00)	(0.75)
Net asset value, end of period	$9.56	$7.86	$12.39	$12.90	$10.22	$8.89
Total return	21.63%(4)	(29.74)%	7.13%	33.42%	26.51%	(2.61)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$97,147	$80,814	$184,329	$121,927	$31,858	$24,469
Ratio of gross expenses to average net assets	0.90%(5)	0.86%	0.86%	0.89%	0.97%	1.08%
Ratio of net expenses to average net assets	0.85%(5)	0.82%	0.80%	0.82%	0.84%	0.87%
Ratio of net investment income/(loss) to average net assets	0.94%(5)	0.64%	(0.10)%	(0.06)%	0.17%	0.19%
Portfolio turnover rate	30%(4)	56%	39%	51%	34%	86%

(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Amount is less than $0.01 per share.
(3)
Amount includes a non-recurring settlement paid by the Fund related to Legal Proceedings. The settlement payment impacted the realized
(loss) per share by less than $0.01 per share for Investor and Institutional class. Total return was not impacted.

(4)	Not annualized.
(5)	Annualized.
See Notes to Financial Statements.

Value Line Core Bond Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Core Bond Fund Investor Class
	Six Months Ended June 30,	Years Ended December 31,
	2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.98	$15.11	$15.84	$15.26	$14.40	$14.94
Income/(loss) from investment operations:
Net investment income/(loss)	0.18 (1)	0.22 (1)	0.19 (1)	0.25 (1)	0.36	0.32
Net gains/(losses) on securities (both realized and unrealized)	0.05	(2.11)	0.53	0.63	0.86	(0.52)
Total from investment operations	0.23	(1.89)	0.34	0.88	1.22	(0.20)
Less distributions:
Dividends from net investment income	(0.18)	(0.24)	(0.23)	(0.30)	(0.36)	(0.34)
Distributions from net realized gains	—	—	(0.16)	—	—	—
Total distributions	(0.18)	(0.24)	(0.39)	(0.30)	(0.36)	(0.34)
Net asset value, end of period	$13.03	$12.98	$15.11	$15.84	$15.26	$14.40
Total return	1.73%(2)	(12.58)%	(2.18)%	5.77%	8.51%	(1.31)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$39,348	$40,746	$50,267	$53,854	$53,976	$54,583
Ratio of gross expenses to average net assets	1.21%(3)	1.20%	1.23%	1.19%	1.14%	1.21%
Ratio of net expenses to average net assets	0.87%(3)	0.90%	0.90%	0.90%	0.93%	0.99%
Ratio of net investment income/(loss) to average net assets	2.73%(3)	1.62%	1.25%	1.62%	2.26%	2.24%
Portfolio turnover rate	70%(2)	37%	71%	70%	39%	84%

(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
See Notes to Financial Statements.

Notes to Financial Statements
June 30, 2023 (unaudited)

1. Significant Accounting Policies
Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds each (except for Value Line Core Bond Fund) offer two classes of shares: Investor Class shares and Institutional Class shares. Value Line Core Bond Fund offers only Investor Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds. The investment objective of each Fund is listed below.
Fund	Investment Goal
Value Line Small Cap Opportunities Fund, Inc.	The Fund seeks long-term capital growth.
Value Line Mid Cap Focused Fund, Inc.	The Fund seeks long-term capital growth.
Value Line Select Growth Fund, Inc.	The Fund seeks long-term capital growth.
Value Line Larger Companies Focused Fund, Inc.	The Fund seeks long-term capital growth.
Value Line Asset Allocation Fund, Inc.	The Fund seeks high total investment return.
Value Line Capital Appreciation Fund, Inc.	The Fund seeks capital appreciation and income.
Value Line Core Bond Fund	The Fund seeks to maximize current income and secondarily capital appreciation.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:  In accordance with Rule 2a-5 under the 1940 Act, as amended, the Board of Directors (the "Board") has designated EULAV Asset Management (the "Adviser"), as its valuation designee (the "Valuation Designee"). As Valuation Designee, the Adviser, subject to the oversight of the Board, is responsible for making fair valuation determinations in accordance with procedures (the "Pricing Procedures") approved by the Board. The Adviser's day-to-day responsibilities as Valuation Designee are performed by a pricing committee established by the Adviser (the "Committee").
Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the funds' total net assets by the funds' total number of shares outstanding at the time of calculation.
Bonds and other fixed income securities are calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined.
The Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

Notes to Financial Statements (continued)

(B) Fair Value Measurements: The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
•
Level 3 — Inputs that are unobservable.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset's or liability's level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2023, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds' financial statements. The Funds' federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Income:  Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are calculated using the identified cost method. Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. These Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market reaction, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Fund's Statement of Operations.
(E) Fund Distributions: Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Funds (except for Value Line Core Bond Fund) distribute all of their net investment income annually. Value Line Core Bond Fund declares and pays dividends from its net investment income monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary, to comply with the Internal Revenue Code.

June 30, 2023 (unaudited)

(F) Class Allocations: All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated between the share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Transfer agent fees	$21,650	$8,848	$30,498
Sub-transfer agent fees	79,604	43,072	122,676
Registration and filing fees	12,062	10,869	22,931
Other	14,430	5,901	20,331

	Investor Class	Institutional Class	Total
Value Line Mid Cap Focused Fund, Inc.
Transfer agent fees	$48,690	$45,370	$94,060
Sub-transfer agent fees	51,966	108,120	160,086
Registration and filing fees	16,505	30,384	46,889
Other	9,754	11,876	21,630

	Investor Class	Institutional Class	Total
Value Line Select Growth Fund, Inc.
Transfer agent fees	$57,303	$601	$57,904
Sub-transfer agent fees	36,320	2,521	38,841
Registration and filing fees	12,425	9,775	22,200
Other	19,114	1,037	20,151

	Investor Class	Institutional Class	Total
Value Line Larger Companies Focused Fund, Inc.
Transfer agent fees	$50,310	$1,083	$51,393
Sub-transfer agent fees	9,972	2,041	12,013
Registration and filing fees	9,063	8,998	18,061
Other	16,924	722	17,646

	Investor Class	Institutional Class	Total
Value Line Asset Allocation Fund, Inc.
Transfer agent fees	$38,968	$81,403	$120,371
Sub-transfer agent fees	100,161	175,889	276,050
Registration and filing fees	16,573	29,288	45,861
Other	10,342	15,454	25,796

	Investor Class	Institutional Class	Total
Value Line Capital Appreciation Fund, Inc.
Transfer agent fees	$57,883	$20,765	$78,648
Sub-transfer agent fees	58,014	28,164	86,178
Registration and filing fees	17,170	16,367	33,537
Other	15,911	5,114	21,025

Notes to Financial Statements (continued)

(G) Foreign Currency Translation:  The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(H) Representations and Indemnifications: In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(I) Accounting for Real Estate Investment Trusts: The Funds may own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(J) Foreign Taxes:  The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(K) Securities Lending:  Under an agreement with State Street Bank & Trust Company (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. The Funds or the borrower may terminate the loan at any time. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds. Investments made with the cash collateral are disclosed in the Schedules of Investments.
As of June 30, 2023, certain Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*
Value Line Small Cap Opportunities Fund, Inc.	$1,669,487	$1,695,337
Value Line Mid Cap Focused Fund, Inc.	12,761,700	12,916,200
Value Line Larger Companies Focused Fund, Inc.	8,249,450	8,318,750
Value Line Asset Allocation Fund, Inc.	16,592,625	16,874,075

June 30, 2023 (unaudited)

Fund	Value of Securities Loaned	Value of Collateral*
Value Line Capital Appreciation Fund, Inc.	$13,294,382	$13,461,570
Value Line Core Bond Fund	2,356,727	2,398,300

*
Value Line Small Cap Opportunities Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc.
and Value Line Core Bond Fund, received cash collateral of $1,695,337, $3,269,345, $1,816,093 and $455,380, respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as
reported in the Schedule of Investments. In addition, Value Line Mid Cap Focused Fund, Inc. received non-cash collateral of
$12,916,200 in the form of U.S. Government obligations, ranging from 0.13% — 4.63%, maturing 7/15/23 — 11/15/51, Value
Line Larger Companies Focused Fund, Inc. received non-cash collateral of $8,318,750 in the form of U.S. Government obligations, ranging from 0.01% — 4.75%, maturing 7/15/23 — 11/15/52, Value Line Asset Allocation Fund, Inc. received non-cash collateral of $13,604,730 in the form of U.S. Government obligations, ranging from 0.01% — 4.75%, maturing 7/15/23
— 2/15/53, Value Line Capital Appreciation Fund, Inc. received non-cash collateral of $11,645,477 in the form of
U.S. Government obligations, ranging from 0.01% — 4.75%, maturing 7/15/23 — 2/15/53 and Value Line Core Bond Fund received non-cash collateral of $1,942,470 in the form of U.S. Government obligations, ranging from 0.01% — 4.75%, maturing
7/15/23 — 2/15/53. The Funds cannot sell or repledge the non-cash collateral which accordingly is not reflected in the Schedule of Investments. The value of securities loaned is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

(L) Other Risks: An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Funds’ investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Funds’ investments. Management continues to actively monitor these events.
(M) Subsequent Events:  Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2. Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements (continued)

3. Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, for the period ended June 30, 2023, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government Securities	Sales of Investment Securities Excluding U.S. Government Securities	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Small Cap Opportunities Fund, Inc.	$21,337,725	$14,668,090	$—	$—
Value Line Mid Cap Focused Fund, Inc.	212,894,019	319,974	—	—
Value Line Select Growth Fund, Inc.	32,194,294	53,497,073	—	—
Value Line Larger Companies Focused Fund, Inc.	28,230,844	35,228,409	—	—
Value Line Asset Allocation Fund, Inc.	30,747,161	181,839,089	177,933,500	170,906,441
Value Line Capital Appreciation Fund, Inc.	35,409,711	117,039,725	73,336,945	31,879,992
Value Line Core Bond Fund	3,876,285	4,884,885	26,364,953	26,073,287
4. Income Taxes
At June 30, 2023, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Fund	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation) on Investments
Value Line Small Cap Opportunities Fund, Inc.	$250,235,901	$216,548,861	$(9,363,966)	$207,184,895
Value Line Mid Cap Focused Fund, Inc.	623,340,187	232,565,197	(10,068,615)	222,496,582
Value Line Select Growth Fund, Inc.	190,392,066	195,294,728	(326,347)	194,968,381
Value Line Larger Companies Focused Fund, Inc.	200,043,765	93,405,854	(24,766,594)	68,639,260
Value Line Asset Allocation Fund, Inc.	686,989,507	272,603,182	(30,132,457)	242,470,725
Value Line Capital Appreciation Fund, Inc.	356,014,346	101,037,048	(30,353,381)	70,683,667
Value Line Core Bond Fund	43,600,174	18,095	(4,048,410)	(4,030,315)
Net Unrealized appreciation/depreciation differs for financial statements and tax purposes primarily due to wash sales, return of capital on corporations and market premium amortization.
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Other Timing Differences	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
Value Line Small Cap Opportunities Fund, Inc.	$—	$1,382,176	$—	$152,197,369	$—	$—	$153,579,545
Value Line Mid Cap Focused Fund, Inc.	300,337	—	—	144,799,318	—	—	145,099,655
Value Line Select Growth Fund, Inc.	—	7,295,500	—	160,438,228	—	—	167,733,728
Value Line Larger Companies Focused Fund, Inc.	—	—	—	(8,076,021)	(4,303,713)	—	(12,379,734)
Value Line Asset Allocation Fund, Inc.	—	15,222,847	—	184,861,645	—	—	200,084,492
Value Line Capital Appreciation Fund, Inc.	56,593	—	—	(34,326,554)	—	(7,396,862)	(41,666,823)
Value Line Core Bond Fund	42,207	—	(6,212)	(5,177,934)	(1,112,158)	—	(6,254,097)

June 30, 2023 (unaudited)

At December 31, 2022, the Value Line Larger Companies Focused Fund, Inc, had net short-term capital loss carryforwards of $4,303,713 and the Value Line Core Bond Fund had net short-term capital loss carryforwards of $248,882 and net long-term capital loss carryforwards of $863,276. All of these can be carried forward indefinitely.
In accordance with federal tax laws applicable to investment companies, all or a portion of losses resulting from capital loss or net specified losses realized between November 1 and the Funds' fiscal year-end are not recognized for tax purposes until the subsequent year (late-year loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.
The tax composition of distributions paid to shareholders during fiscal years ended December 31, 2022 and 2021 were as follows:
	Year Ended December 31, 2022 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.*	$—	$9,921,610	$9,921,610
Value Line Mid Cap Focused Fund, Inc.	1,256,185	33,604,238	34,860,423
Value Line Select Growth Fund, Inc.	—	38,066,212	38,066,212
Value Line Larger Companies Focused Fund, Inc.	—	26,081,985	26,081,985
Value Line Asset Allocation Fund, Inc.*	9,741,884	48,104,049	57,845,933
Value Line Capital Appreciation Fund, Inc.	2,285,325	35,176,551	37,461,876
Value Line Core Bond Fund	762,097	—	762,097

*	For the period 4/1/22-12/31/22.

	Year Ended December 31, 2021 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.**, ***	$—	$29,540,485	$29,540,485
Value Line Mid Cap Focused Fund, Inc.	1,310,346	37,122,381	38,432,727
Value Line Select Growth Fund, Inc.	—	64,909,737	64,909,737
Value Line Larger Companies Focused Fund, Inc.	354,428	47,371,127	47,725,555
Value Line Asset Allocation Fund, Inc.**, ***	5,820,859	109,351,515	115,172,374
Value Line Capital Appreciation Fund, Inc.	2,135,531	67,570,041	69,705,572
Value Line Core Bond Fund	770,855	503,807	1,274,662

**	For the fiscal year ended March 31, 2022.
***
For the fiscal year ended March 31, 2021, Value Line Small Cap Opportunities Fund, Inc. had distributions paid from ordinary income and long-term capital gain of $0, and $35,485,282, respectively, and Value Line Asset Allocation Fund, Inc. had distributions paid from ordinary income and long-term capital gain of $4,707,510, and $9,891,201, respectively.

5. Investment Advisory Fees, Service and Distribution Fees and Transactions With Affiliates
For providing advisory services to the Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund, and managing each Fund’s investments for the period ended June 30, 2023, the Adviser was paid a fee at an annual rate of 0.74%, 0.65%, 0.73%, 0.72%, 0.64%, 0.64% and 0.32%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between each Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate, based on each Fund’s average daily net assets, equal to 0.75% for Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc. and Value Line Small Cap Opportunities Fund and 0.70% on the first $100 million of average daily net assets, and 0.65% on the remaining net assets for Value Line Mid Cap Focused Fund, Inc. and Value Line Capital Appreciation Fund, Inc. and 0.65% on the first $750 million of average daily net assets, and 0.60% on the net assets over $750 million for Value Line Asset Allocation Fund, Inc. and 0.50% for Value Line Core Bond Fund (the “Combined Rate”). The advisory fee component paid by each Fund to the Adviser for each period is calculated by subtracting the amount paid by each Fund for Administrative Services with respect to the same period from the respective Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Funds.

Notes to Financial Statements (continued)

For the Value Line Larger Companies Focused Fund, the Adviser has contractually agreed to waive through June 30, 2024 certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of each class (the “Fund-Level Expense Limitation 1”).
Effective May 1, 2023, for the Value Line Core Bond Fund, the Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fee and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.80% of the Fund’s average daily net assets (the “Fund-Level Expense Limitation 2”). Prior to May 1, 2023 the Fund-Level Expense Limitation 2 was 0.90%. The Adviser and the Distributor may subsequently recover from the Value Line Core Bond Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Fund-Level Expense Limitation 2 can be terminated or modified before June 30, 2024 only with the agreement of the Fund’s Board.
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan.
The Funds (except Value Line Core Bond Fund) have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which the Fund may pay directly to the financial intermediary or indirectly via the Distributor, will not exceed (unless approved by the Board) the lower of: (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary.
The Adviser agreed to pay or reimburse certain class-specific expenses of the Value Line Small Cap Opportunities Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., and Value Line Capital Appreciation Fund, Inc. attributable to the Institutional Class, so that the Institutional Class bears its class-specific fees and expenses at the same annual percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding the 12b-1 fees paid by the Investor Class and certain non-routine class-specific expenses, if applicable) (the “Class Expense Limitation”, together with the Fund-level Expense Limitations (attributable to the Value Line Larger Companies Focused Fund and Value Line Core Bond Fund), the “Expense Limitations”). The Adviser may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the applicable Expense Limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. The Class Expense Limitation can be terminated or modified only with the agreement of the Board of Directors. With the approval of the Value Line Mid Cap Focused Fund's Board, this agreement was terminated effective May 1, 2023.
As of June 30, 2023, fees contractually waived/ reimbursed by the Adviser amounted to $22,666, $18,602, $9,556, $17,523, $23,507 and $18,400 for the Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund, respectively. As of June 30, 2023, the Adviser may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser
Value Line Small Cap Opportunities Fund, Inc.	June 30, 2023	$17,951
Value Line Small Cap Opportunities Fund, Inc.	June 30, 2024	75,571
Value Line Small Cap Opportunities Fund, Inc.	June 30, 2025	41,436
Value Line Select Growth Fund, Inc.	June 30, 2023	32,652
Value Line Select Growth Fund, Inc.	June 30, 2024	19,986
Value Line Select Growth Fund, Inc.	June 30, 2025	28,477
Value Line Larger Companies Focused Fund, Inc.	June 30, 2023	21,660
Value Line Larger Companies Focused Fund, Inc.	June 30, 2024	35,039
Value Line Larger Companies Focused Fund, Inc.	June 30, 2025	25,753
Value Line Capital Appreciation Fund, Inc.	June 30, 2023	30,304

June 30, 2023 (unaudited)

Fund	Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser
Value Line Capital Appreciation Fund, Inc.	June 30, 2024	$119,505
Value Line Capital Appreciation Fund, Inc.	June 30, 2025	35,191
Value Line Core Bond Fund	June 30, 2023	169,838
Value Line Core Bond Fund	June 30, 2024	104,515
Value Line Core Bond Fund	June 30, 2025	32,866
During the period ended June 30, 2023, the Value Line Small Cap Opportunities Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. made repayments to the Adviser for previously waived and reimbursed fees in the amounts of $310 and $2,321, respectively.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2023 through June 30, 2023).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period	Annualized Expense Ratio
Actual*
Value Line Small Cap Opportunities Fund, Inc. — Investor Class	$1,000.00	$1,149.60	$6.24	1.17%
Value Line Small Cap Opportunities Fund, Inc. — Institutional Class	1,000.00	1,150.90	4.91	0.92
Value Line Mid Cap Focused Fund, Inc. — Investor Class	1,000.00	1,120.40	5.52	1.05
Value Line Mid Cap Focused Fund, Inc. — Institutional Class	1,000.00	1,121.80	4.31	0.82
Value Line Select Growth Fund, Inc. — Investor Class	1,000.00	1,167.00	6.18	1.15
Value Line Select Growth Fund, Inc. — Institutional Class	1,000.00	1,168.60	4.84	0.90
Value Line Larger Companies Focused Fund, Inc. — Investor Class	1,000.00	1,354.80	6.71	1.15
Value Line Larger Companies Focused Fund, Inc. — Institutional Class	1,000.00	1,356.40	5.26	0.90
Value Line Asset Allocation Fund, Inc. — Investor Class	1,000.00	1,110.10	5.55	1.06
Value Line Asset Allocation Fund, Inc. — Institutional Class	1,000.00	1,111.30	4.34	0.83
Value Line Capital Appreciation Fund, Inc. — Investor Class	1,000.00	1,213.50	6.04	1.10
Value Line Capital Appreciation Fund, Inc. — Institutional Class	1,000.00	1,216.30	4.67	0.85
Value Line Core Bond Fund — Investor Class	1,000.00	1,017.30	4.35	0.87
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc. — Investor Class	$1,000.00	$1,018.99	$5.86	1.17%
Value Line Small Cap Opportunities Fund, Inc. — Institutional Class	1,000.00	1,020.23	4.61	0.92
Value Line Mid Cap Focused Fund, Inc. — Investor Class	1,000.00	1,019.59	5.26	1.05
Value Line Mid Cap Focused Fund, Inc. — Institutional Class	1,000.00	1,020.73	4.11	0.82
Value Line Select Growth Fund, Inc. — Investor Class	1,000.00	1,019.09	5.76	1.15
Value Line Select Growth Fund, Inc. — Institutional Class	1,000.00	1,020.33	4.51	0.90
Value Line Larger Companies Focused Fund, Inc. — Investor Class	1,000.00	1,019.09	5.76	1.15
Value Line Larger Companies Focused Fund, Inc. — Institutional Class	1,000.00	1,020.33	4.51	0.90

Fund Expenses (unaudited) (continued)

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period	Annualized Expense Ratio
Hypothetical (5% return before expenses)
Value Line Asset Allocation Fund, Inc. — Investor Class	$1,000.00	$1,019.54	$5.31	1.06%
Value Line Asset Allocation Fund, Inc. — Institutional Class	1,000.00	1,020.68	4.16	0.83
Value Line Capital Appreciation Fund, Inc. — Investor Class	1,000.00	1,019.34	5.51	1.10
Value Line Capital Appreciation Fund, Inc. — Institutional Class	1,000.00	1,020.58	4.26	0.85
Value Line Core Bond Fund — Investor Class	1,000.00	1,020.48	4.36	0.87

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal one-half year). These expense ratios may differ from the expense ratios shown in the Financial Highlights.

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENTS FOR VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC., VALUE LINE MID CAP FOCUSED FUND, INC., VALUE LINE SELECT GROWTH FUND, INC., VALUE LINE LARGER COMPANIES FOCUSED FUND, INC., VALUE LINE ASSET ALLOCATION FUND, INC., VALUE LINE CAPITAL APPRECIATION FUND, INC., AND VALUE LINE CORE BOND FUND
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc., and Value Line Core Bond Fund (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors and representatives of Broadridge Financial Solutions, Inc., an independent mutual fund board consulting service.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc. utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which were effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified Value Line Small Cap Opportunities Fund, Inc. within its Small Growth category and classified Value Line Mid Cap Focused Fund, Inc. within its Mid-Cap Growth category. Broadridge/Morningstar classified Value Line Select Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. within its Large Growth category and classified Value Line Asset Allocation Fund, Inc. within its Allocation – 50% to 70% Equity category. Broadridge/Morningstar classified Value Line Capital Appreciation Fund, Inc. within its Allocation – 85+% Equity category. Further, Broadridge/Morningstar classified Value Line Core Bond Fund within its Intermediate Core Bond category.
In preparing a Peer Group for each Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, Broadridge/Morningstar prefers to select peer funds that range in net assets from no less than half the size, to no more than twice the size, of the relevant Fund and to select roughly equal number of funds that are smaller and larger than the Fund. This year, Broadridge/Morningstar began considering, in the construction of each Fund’s Category and Peer Group, funds issuing A shares, which have a front-end load. As a result, the final Peer Group for each Fund is drawn from retail load and no-load funds with similar investment style, expense structure and asset size as the Fund. It consists of the relevant Fund and: 12 other funds for Value Line Small Cap Opportunities Fund, Inc.; 10 other funds for Value Line Mid Cap Focused Fund, Inc.; 13 other funds for Value Line Select Growth Fund, Inc.; 13 other funds for Value Line Larger Companies Focused Fund, Inc.; 11 other funds for Value Line Asset Allocation Fund, Inc.; 8 other funds for Value Line Capital Appreciation Fund, Inc.; and 11 other funds for Value Line Core Bond Fund.

In seeking peers for Value Line Asset Allocation Fund, Inc., funds with average credit quality falling below a credit rating of B were eliminated. Further, in seeking peers for Value Line Capital Appreciation Fund, Inc., funds with high exposure to small- and micro-cap stocks were eliminated and Broadridge/Morningstar considered funds from its Allocation – 70% to 85% Equity category (in addition to funds in the Allocation – 85+% Equity category to which the Fund is assigned).
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance. The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles.
Value Line Small Cap Opportunities Fund, Inc. The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year and three-year periods ended December 31, 2022. The Board also noted that the Fund outperformed the Category median and benchmark index, but underperformed the Peer Group median, for the five-year and ten-year periods ended December 31, 2022.
Value Line Mid Cap Focused Fund, Inc. The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year, and ten-year periods ended December 31, 2022.
Value Line Select Growth Fund, Inc. The Board noted that the Fund outperformed the Peer Group and Category medians, but underperformed the benchmark index, for the one-year and three-year periods ended December 31, 2022. The Board further noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the five-year period ended December 31, 2022. The Board also noted that the Fund outperformed the Peer Group median, but not the Category median and the benchmark index, for the ten-year period ended December 31, 2022.
Value Line Larger Companies Focused Fund, Inc. The Board noted that the Fund underperformed the benchmark index and the Peer Group and Category medians for the one-year, three-year, five-year, and ten-year periods ended December 31, 2022. The Board noted that the Fund’s performance results over each time period were significantly impacted by the Fund’s underperformance in the trailing one-year period. The Board discussed with the Adviser the reasons for the underperformance and how the Adviser was addressing the concerns in shareholders’ best interests.
Value Line Asset Allocation Fund, Inc. The Board noted that the Fund underperformed the Category median, but outperformed the Peer Group median and the benchmark index, for the one-year period ended December 31, 2022. The Board further noted the Fund underperformed the Peer Group and Category medians and the benchmark index for the three-year period ended December 31, 2022. The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the five-year and ten-year periods ended December 31, 2022.
Value Line Capital Appreciation Fund, Inc. The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year, and ten-year periods ended December 31, 2022.
Value Line Core Bond Fund. The Board noted that the Fund outperformed the Peer Group and Category medians, as well as the benchmark index, for the one-year period ended December 31, 2022. The Board further noted that the Fund’s performance was below the Peer Group and Category medians and the benchmark index for the three-year, five-year, and ten-year periods ended December 31, 2022, and discussed with the Adviser the reasons for the underperformance. The Adviser stated that its conservative bias accounts for a portion of the longer term underperformance of the Fund but it was an asset during the volatile bond market of 2022.
The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the quality and continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board also considered the Adviser’s continued operations under its business continuity plan in response to the COVID-19 Pandemic, including not only the Adviser’s operations but the Adviser’s oversight of other Fund service providers who also are operating under their business continuity plans and, in some cases, beginning to return to their offices like the Adviser. The Board concluded that each Fund’s management team and the Adviser’s overall resources (including human resources, financial capital and liquidity) were adequate, and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement, including while operating remotely under the Adviser’s business continuity plan.
Adviser’s Fee. The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s advisory fee rate for compensation for the services provided and costs borne by the Adviser under its Agreement was satisfactory for the purpose of approving continuance of such Fund’s Agreement.
Value Line Small Cap Opportunities Fund, Inc. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Value Line Mid Cap Focused Fund, Inc. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Value Line Select Growth Fund, Inc. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category (including the Fund), the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was greater than the advisory fee rate of the Peer Group and Category medians.
Value Line Larger Companies Focused Fund, Inc. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category (including the Fund), the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under its Agreement was greater than that of the Peer Group and Category medians.
Value Line Asset Allocation Fund, Inc. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate under the Agreement was greater than the advisory fee rate of the Peer Group and Category medians.
Value Line Capital Appreciation Fund, Inc. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Value Line Core Bond Fund. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was greater than the median advisory fee rate of the Peer Group but less than the median advisory fee rate of the Category.
Expenses. The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. For Funds offering more than one class of shares, the Board compared expense ratios of the Peer Group and Category medians to those of the Fund’s Investor Class Shares, not Institutional Class Shares. The Board considered the class-level contractual expense limitation agreement, pursuant to which the Adviser (and, with respect to periods prior to September 17, 2020, the Distributor) agreed to waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding Rule 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes). This expense limitation agreement can be terminated without shareholder approval only by agreement of the Fund’s Board. The Board noted that the expense limitation agreement with respect to Value Line Asset Allocation Fund, Inc. was terminated effective August 1, 2022 and the expense limitation agreement with respect to Value Line Mid Cap Focused Fund, Inc. was terminated effective May 1, 2023.
For Value Line Larger Companies Focused Fund, Inc., the Adviser and the Board agreed that the Adviser will continue to waive certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of the Institutional Class and 1.15% of the average daily net assets of the Investor Class through May 1, 2024. For Value Line Core Bond Fund, the Adviser, the Distributor and the Board agreed to continue the Fund’s existing expense limitation agreement pursuant to which the Adviser and the Distributor waive a proportionate amount of their advisory fees and Rule 12b-1 fees, respectively, and the Adviser further reimburses certain expenses of the Fund, to the extent necessary to contractually limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90% of the Fund’s average daily net assets through April 30, 2023 and to 0.80% of the Fund’s average daily net assets beginning on May 1, 2023. The expense limitation agreement for Value Line Larger Companies Focused Fund, Inc. and for Value Line Core Bond Fund can be terminated or modified before May 1, 2024 only with the approval of the Fund’s Board.

Each expense limitation agreement provides that the Adviser and the Distributor, as applicable, may subsequently recover from assets attributable to the relevant class the waived fees and/or reimbursed expenses (within 3 years from the month in which the waiver/reimbursement occurred) to the extent its expense ratio (subject to the exclusions noted above) is less than the applicable expense limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Small Cap Opportunities Fund, Inc. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Mid Cap Focused Fund, Inc. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Select Growth Fund, Inc. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was greater than that of the Category median, but less than that of the Peer Group median, before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Larger Companies Focused Fund, Inc. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was greater than that of the Category median, but less than that of the Peer Group median, before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Asset Allocation Fund, Inc. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was greater than that of the Peer Group medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group. The Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was equal to that of the Category median before, but greater than that of the Category median after, giving effect to fee waivers applicable to certain funds in the Category.
Value Line Capital Appreciation Fund, Inc. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Core Bond Fund. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program and treasury function. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers, including the Adviser’s request for proposal for transfer agency services that resulted in favorable fee concessions by the transfer agent for the Value Line fund family. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services. However, the Distributor and the Adviser would benefit from a Fund’s payment of such fees to financial intermediaries if such payment were to reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability. The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Funds’ policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the
Funds.

Economies of Scale.
Value Line Small Cap Opportunities Fund, Inc. The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Mid Cap Focused Fund, Inc. The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is paid 0.68% on the first $100 million of the Fund’s average daily net assets and 0.63% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Value Line Select Growth Fund, Inc. The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Larger Companies Focused Fund, Inc. The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Asset Allocation Fund, Inc. The Board noted favorably that the Adviser had agreed in 2019 to a contractual fee reduction that lowers its annual advisory fee rate by 0.05% with respect to the portion of the Fund’s average daily net assets that exceed $750 million. This contractual fee reduction, which creates a breakpoint in the advisory fee when the Fund’s assets reach $750 million, can be terminated without shareholder approval only by agreement of the Fund’s Board. The Board considered that, given both the current and anticipated size of the Fund, its recent decrease in average daily net assets, the fee breakpoint implemented in 2019 and the total average daily net assets within the Value Line funds, the current advisory fee structure remained adequate to account for any perceived and potential economies of scale for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Value Line Capital Appreciation Fund, Inc. The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is paid 0.68% on the first $100 million of the Fund’s average daily net assets and 0.63% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Value Line Core Bond Fund. The Board considered that, given both the current and anticipated size of each Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser. The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Fund’s Agreement.

Board Approval of Liquidity Risk Management Program
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Funds’ Board approved the appointment of the Adviser’s 40 Act Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the LRMP for the Funds on December 13, 2018 and the Fund’s LRMP on March 15, 2019. At the Board’s regular meeting on June 16, 2022, the Funds’ Chief Compliance Officer provided a report to the Funds’ Board on the operation and effectiveness of the. The Adviser manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Adviser utilizes a third-party provider of liquidity monitoring services. The third-party provider supplies portfolio-level data and certain assumptions which it uses to determine classifications. The Liquidity Committee reviews and reconciles the information provided for accuracy.
The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended December 31, 2021. During this period, each Fund held no less than 50% of its total net assets in highly liquid investments. Because each Fund consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund, and all Funds were well under their illiquid investment limitations. Additionally, no events that would require the filing of Form N-LIQUID occurred.
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what it is today - a diversified family of mutual funds with a wide range of investment objectives.
Strategies That Have Stood the Test of Time
1950Value Line Mid Cap Focused Fund
1952Value Line Capital Appreciation Fund
1956Value Line Select Growth Fund
1972Value Line Larger Companies Focused Fund
1986Value Line Core Bond Fund
1993Value Line Small Cap Opportunities Fund
1993Value Line Asset Allocation Fund
2015Institutional shares launched for the Value Line
Larger Companies Focused Fund, Small Cap
Opportunities Fund, Asset Allocation Fund
and Capital Appreciation Fund
2017Insitutional shares launched for the
Value Line Mid Cap Focused Fund
2020Institutional shares launched for the
Value Line Select Growth Fund

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, Suite 1606, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2 Code of Ethics

Not applicable.

Item 3 Audit Committee Financial Expert

Not applicable.

Item 4 Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)

The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls during the period covered by this report, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13. Exhibits.

(a) (1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/S/ Mitchell E. Appel
Mitchell E. Appel, President

Date:   September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/S/ Jim Gallo
Jim Gallo, Treasurer, Principal Financial Officer

Date:   September 6, 2023